UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE J. M. SMUCKER COMPANY
STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280

July 9, 2009

Dear Shareholder:

You are cordially invited to attend The J. M. Smucker Company’s Annual Meeting of Shareholders on Wednesday, August 19, 2009. The annual meeting will begin at 11:00 a.m., Eastern Daylight Time, in Fisher Auditorium at the Ohio Agricultural Research and Development Center, 1680 Madison Avenue, Wooster, Ohio 44691. A Notice of the Annual Meeting and the proxy statement follow. Please review this material for information concerning the nominees named in the proxy statement for election as Directors, executive officer and Director compensation, corporate governance matters and the business to be conducted at the annual meeting. We look forward to sharing more information with you about The J. M. Smucker Company at the annual meeting.

This year we are offering our shareholders the option to receive The J. M. Smucker Company’s proxy materials on the Internet. This option allows The J. M. Smucker Company to provide our shareholders with information they need, while reducing our use of natural resources, saving on paper and printing costs, and cutting back on potentially unwanted paper materials in your home mailbox. We believe this option will be preferred by many of our shareholders.

Whether or not you plan to attend the annual meeting, please cast your vote, at your earliest convenience, as instructed in the Notice of Internet Availability of Proxy Materials or in the proxy card. You may cast your vote via the Internet or by telephone, or, if you received the proxy materials by mail, you may also vote by mail. Your vote is very important. Your vote before the meeting will ensure representation of your common shares at the annual meeting even if you are unable to attend.

Sincerely,

Timothy P. Smucker Chairman of the Board and Co-Chief Executive Officer	Richard K. Smucker Executive Chairman, President and Co-Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON AUGUST 19, 2009

This proxy statement and the 2009 Annual Report on Form 10-K are available at www.proxydocs.com/sjm

THE J. M. SMUCKER COMPANY

STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS

Date:	Wednesday, August 19, 2009

Time:	11:00 a.m., Eastern Daylight Time

Place:	Ohio Agricultural Research and Development Center, Fisher Auditorium 1680 Madison Avenue Wooster, Ohio 44691

Purposes:	1. To elect as Directors the five nominees named in the proxy statement and recommended by the Board of Directors to the class whose term of office will expire in 2012;

2. To ratify the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year;

3. To consider and adopt an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in Director elections;

4. To consider and adopt an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested Director elections (implementation of this Proposal 4 is conditioned upon the approval of Proposal 3);

5. To consider and adopt an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Company’s Amended Regulations to the extent permitted by law; and

6. To consider and act upon any other matter that may properly come before the annual meeting.

Who Can Vote:	Shareholders of record at the close of business on June 23, 2009.

How Can You Vote:	You may cast your vote via the Internet or by telephone, as instructed in the Notice of Internet Availability of Proxy Materials, or if you received your proxy materials by mail, you may also vote by mail. You may also vote in person at the annual meeting.

Who May Attend:	All shareholders are cordially invited to attend the annual meeting.

Jeannette Knudsen, Corporate Secretary

Orrville, Ohio, July 9, 2009

THE J. M. SMUCKER COMPANY

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2009

THE J. M. SMUCKER COMPANY

STRAWBERRY LANE
ORRVILLE, OHIO 44667-0280

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 19, 2009

PROXY SOLICITATION AND COSTS

The J. M. Smucker Company (the “Company”) is furnishing this document to you in connection with the solicitation by the Board of Directors of the Company (the “Board”) of the enclosed form of proxy for its August 19, 2009 annual meeting. In addition to solicitation by mail, the Company may solicit proxies in person, by telephone, facsimile, or e-mail. Also, the Company has engaged a professional proxy solicitation firm, D.F. King & Co., Inc., to assist it in soliciting proxies. The Company will pay a fee of approximately $15,000, plus expenses, to D.F. King & Co. for its services and will bear all costs of the proxy solicitation.

The Company pays for the preparation and mailing of the Notice of Annual Meeting and proxy statement, and the Company has also made arrangements with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of this proxy statement and other annual meeting materials to the beneficial owners of its common shares at its expense. This proxy statement is dated July 9, 2009 and is first being mailed to the Company’s shareholders on or about July 9, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

You received these materials because you are a shareholder of the Company. The Board is providing these proxy materials to you in connection with the Company’s annual meeting, to be held on August 19, 2009. As a shareholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all shareholders to attend the annual meeting and vote in person, our Board is seeking your proxy to vote on these matters.

What is a proxy?

A proxy is your legal designation of another person (“proxy”) to vote the common shares you own at the annual meeting. By completing and returning the proxy card(s), which identifies the individuals or trustees authorized to act as your proxy, you are giving each of those individuals authority to vote your common shares as you have instructed. By voting via proxy, each shareholder is able to cast his or her vote without having to attend the annual meeting in person.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your common shares in different ways (e.g., trusts, custodial accounts, joint tenancy) or in multiple accounts. If your common shares are held by a broker or bank (i.e., in “street name”), you will receive your proxy card and other voting information from your broker, bank, trust or other nominee. It is important that you complete, sign, date and return each proxy card you receive, or vote using the telephone, or by using the Internet as described in the instructions included with your proxy card(s) or in the Notice of Internet Availability of Proxy Materials.

Why didn’t I receive paper copies of the proxy materials?

This year the Company is furnishing proxy materials to our shareholders on the Internet instead of mailing printed copies of those materials to all of our shareholders, as permitted by rules recently adopted by the U.S. Securities and Exchange Commission (“SEC”). This option allows the Company to provide our shareholders with information they need, while reducing our use of natural resources, saving on paper and printing costs, and cutting back on potentially unwanted paper materials in our shareholders’ home mailboxes.

If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one in accordance with the instructions provided in the notice. The Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about July 9, 2009 and provides instructions on how you may access and review the proxy materials on the Internet.

What is the record date and what does it mean?

The Board established June 23, 2009 as the record date for the annual meeting of shareholders to be held on August 19, 2009. Shareholders who own common shares of the Company at the close of business on the record date are entitled to notice of and to vote at the annual meeting.

What is the difference between a “registered shareholder” and a “street name shareholder”?

These terms describe how your common shares are held. If your common shares are registered directly in your name with Computershare Investor Services, LLC (“Computershare”), the Company’s transfer agent, you are a “registered shareholder.” If your common shares are held in the name of a brokerage, bank, trust, or other nominee as a custodian, you are a “street name shareholder.”

How many common shares are entitled to vote at the annual meeting?

As of the record date, there were 118,929,564 common shares outstanding and entitled to vote at the annual meeting.

How many votes must be present to hold the annual meeting?

A majority of the Company’s outstanding common shares as of the June 23, 2009 record date must be present in person or by proxy in order for the Company to hold the annual meeting. This majority of outstanding common shares is referred to as a quorum. For purposes of determining whether a quorum is present, each common share is deemed to entitle the holder to one vote per share. Properly signed proxies that are marked “abstain” are known as “abstentions.” Common shares that are held in street name and not voted on one or more of the items before the annual meeting, but are otherwise voted on at least one item, are known as “broker non-votes.”

Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Abstentions are also counted as shares present and entitled to be voted. Broker non-votes, however, are not counted as shares entitled to be voted with respect to the matter on which the broker has expressly not voted. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will not affect the outcome of Proposal 1. With regard to Proposal 2, Proposal 3, Proposal 4, and Proposal 5, abstentions and broker non-votes will have the same effect as votes against the proposal.

Who will count the votes?

A representative from Computershare will determine if a quorum is present and tabulate the votes and serve as the Company’s inspector of election at the annual meeting.

What vote is required to approve each proposal?

Proposal 1:  The five candidates receiving the greatest number of votes, based upon one vote for each common share owned as of the record date, will be elected. Votes withheld in respect of any candidate properly nominated in the election of Directors will have no impact on the election.

Proposal 2:  The affirmative vote of the holders of at least a majority of the total voting power of the Company, based upon one vote for each common share owned as of the record date, is necessary to ratify the appointment of the Independent Registered Public Accounting Firm (the “Independent Auditors”).

Proposal 3:  The affirmative vote of the holders of common shares entitling them to exercise two-thirds of the total voting power of the Company, giving effect to the ten-votes-per-share provisions of the Amended Articles of Incorporation (“Articles”), is necessary to adopt the amendment to the Articles to eliminate cumulative voting in Director elections.

Proposal 4:  The affirmative vote of the holders of common shares entitling them to exercise two-thirds of the total voting power of the Company, giving effect to the ten-votes-per-share provisions of the Articles, is necessary to adopt the amendment to the Articles to require majority voting in uncontested Director elections. In addition, the implementation of Proposal 4 is conditioned upon the approval by shareholders of Proposal 3. Therefore, Proposal 4 will be implemented only if approved by the shareholders at the annual meeting and, further, only if Proposal 3 is also approved by the shareholders at the annual meeting. In other words, if Proposal 3 is not approved by the shareholders, Proposal 4 will have no effect, even if it received the required approval of the shareholders.

Proposal 5:  The affirmative vote of the holders of common shares entitling them to exercise a majority of the total voting power of the Company, giving effect to the ten-votes-per-share provisions of the Articles, is necessary to adopt the amendment to the Company’s Amended Regulations (“Regulations”) to allow the Board to amend the Regulations to the extent permitted by Ohio law.

How do I determine if I have ten-votes-per-share for Proposal 3, Proposal 4 and Proposal 5?

Common shares are entitled to ten-votes-per-share if they meet the requirements set forth in the Articles. Common shares which would be entitled to ten-votes-per-share on Proposal 3, Proposal 4, and Proposal 5 include:

•	common shares beneficially owned as of November 6, 2008, and for which no change in beneficial ownership has occurred after November 6, 2008; or

•	common shares received through the Company’s various equity plans, which have not been sold or otherwise transferred since November 6, 2008.

If you were issued common shares through one of the Company’s equity plans as an employee of the Company, or you are a registered shareholder, you will not be required to certify common shares entitled to ten-votes-per-share in order to exercise the ten-votes-per-share provision, because the plan administrators or the transfer agent will provide this information to the vote tabulator. If you are a street name shareholder, you will be required to complete the “Certification of Ten-Vote Shares” section indicated on the voting instruction form in order to exercise the ten-votes-per-share provision. For additional information regarding how to determine whether your common shares are entitled to ten-votes-per-share see “Voting Rights of Common Shares” on page 64.

How do I vote my common shares?

If you are a registered shareholder, you can vote your shares in one of the following manners:

•	by attending the annual meeting and voting;

•	by completing, signing, dating, and returning the enclosed proxy card(s) if you received your proxy materials by mail;

•	by telephone, by calling 1-800-652-8683; or

•	by using the Internet and accessing www.investorvote.com.

Please refer to the specific instructions set forth on the proxy card(s) if you received your proxy materials by mail or in the Notice of Internet Availability of Proxy Materials.

If you are a street name shareholder, your broker, bank, trustee or other nominee will provide you with materials and instructions for voting your common shares.

Can I change my vote after I have mailed in my proxy card(s)?

Yes, if you are a registered shareholder, you can change your vote in any one of the following ways:

•	sending a written notice to the Corporate Secretary of the Company that is received prior to the annual meeting and states that you revoke your proxy;

•	signing and dating a new proxy card(s) and submitting the proxy to Computershare so that it is received prior to the annual meeting;

•	voting by telephone, or using the Internet prior to the annual meeting in accordance with the instructions provided with the proxy card(s) if you received your proxy materials by mail or in the Notice of Internet Availability of Proxy Materials; or

•	attending the annual meeting and voting in person.

Your mere presence at the annual meeting will not revoke your proxy. You must take affirmative action in order to revoke your proxy.

If your common shares are held in street name, you must contact your broker, bank, trust or other nominee in order to revoke your proxy. If you wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy obtained from your broker, bank, trust or other nominee to the annual meeting in order to vote in person.

How will my proxy be voted?

If you complete, sign, date and return your proxy card(s), or vote by telephone or by using the Internet, your proxy will be voted in accordance with your instructions. If you sign and date your proxy card(s), but do not indicate how you want to vote, your common shares will be voted FOR the proposals at the annual meeting.

What if my common shares are held in “street name” by my broker?

Your broker will vote your common shares with respect to the Proposal 3, Proposal 4 and Proposal 5 at the annual meeting only if you instruct your broker how to vote. You should instruct your broker using the written instruction form and envelope provided by your broker. If you do not provide your broker with instructions, under the rules of the New York Stock Exchange (“NYSE”), your broker will not be authorized to vote your common shares with respect to Proposal 3, Proposal 4 and Proposal 5. Your broker may, but is not required to, vote your common shares with respect to Proposal 1 and Proposal 2 at the annual meeting if you do not instruct your broker how to vote. If you hold your common shares in your broker’s name and wish to vote in person at the annual meeting, you must contact your broker and request a document called a “legal proxy.” You must bring this legal proxy to the annual meeting in order to vote in person.

What are the Board’s recommendations on how I should vote my common shares?

The Board recommends that you vote your common shares as follows:

Proposal 1 — FOR the election of the five Board nominees named in this proxy statement with terms expiring at the 2012 Annual Meeting of Shareholders.

Proposal 2 — FOR the ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year.

Proposal 3 — FOR adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in Director elections.

Proposal 4 — FOR adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested Director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3).

Proposal 5 — FOR adoption of an amendment to the Company’s Amended Regulations to permit the Board of Directors to amend the Company’s Amended Regulations to the extent permitted by law.

Does the Company have cumulative voting?

Under Ohio law, all of the common shares may be voted cumulatively in the election of Directors this year if a shareholder of record wishing to exercise cumulative voting rights provides written notice to the Company’s President, one of its Vice Presidents, or the Corporate Secretary at least 48 hours before the time of the annual meeting. The notice must state that the shareholder desires that the voting at the election be cumulative. Also, an announcement of the Company’s receipt of the shareholder’s intent to exercise cumulative voting rights must be made when the annual meeting is convened by the Chairman of the Board or the Corporate Secretary or by or on behalf of the shareholder giving the notice. Under cumulative voting, the number of votes to which each shareholder otherwise is entitled is multiplied by the number of Directors to be elected, and the shareholder then may cast that aggregate number of votes all for one nominee, or may divide them out among the nominees as the shareholder deems appropriate.

The Company intends to vote all proxies solicited whether or not there is cumulative voting at the annual meeting. In the event that there is cumulative voting, unless a shareholder provides contrary instructions on their proxy card, all votes represented by proxy cards will be divided evenly among the nominees named in this proxy statement, unless it appears that voting in that way would not be effective to elect all of those nominees. In that case, the votes represented by proxies will be cast as recommended by the Board at the annual meeting so as to maximize the number of those nominees elected.

Approval by shareholders of Proposal 3 will not affect the availability of cumulative voting at the 2009 annual meeting.

Who may attend the annual meeting?

All shareholders are eligible to attend the annual meeting; however, only those shareholders of record at the close of business on June 23, 2009 are entitled to vote at the annual meeting.

Do I need an admission ticket to attend the annual meeting?

Tickets are not required to attend the annual meeting. If you are a registered shareholder, properly mark your proxy to indicate that you will be attending the annual meeting. If you hold your common shares in nominee or you are a street name shareholder, you are required to bring evidence of share ownership to the annual meeting (e.g., account statement, broker verification).

What type of accommodations can the Company make at the annual meeting for people with disabilities?

The Company can provide reasonable assistance to help you participate in the annual meeting if you notify the Corporate Secretary about your disability and how you plan to attend. Please call or write the Corporate Secretary at least two weeks before the annual meeting at 330-684-3838 or Strawberry Lane, Orrville, Ohio 44667.

Who can answer my questions?

If you are a registered shareholder and need additional copies of the proxy materials, you should contact:

Computershare Investor Services, LLC
P.O. Box 43078
Providence, Rhode Island 02940-3078
Call Toll Free: 1-800-456-1169 (within the U.S., Puerto Rico, and Canada)
or
Call: 312-360-5254 (outside the U.S., Puerto Rico and Canada).

If you are a beneficial holder and need additional copies of the proxy materials, or if you have any questions about the proxy materials, annual meeting, or need assistance in voting your common shares you should contact:

D.F. King & Co., Inc.
48 Wall Street
New York, New York 10005
Call Toll Free: 1-800-488-8075
or
Call Collect: 1-212-269-5550

If you have any questions about the proxy materials or the annual meeting, you may also contact:

The J. M. Smucker Company
Strawberry Lane
Orrville, Ohio 44667
Attention: Shareholder Services Department
Telephone: 330-684-3838

ELECTION OF DIRECTORS
(Proposal 1 on the proxy card)

Unless instructed otherwise, the proxies intend to vote FOR the election of Paul J. Dolan, Nancy Lopez Knight, Gary A. Oatey, Alex Shumate and Timothy P. Smucker, as Directors, each for a term of three years. Messrs. Paul J. Dolan, Gary A. Oatey, Alex Shumate and Timothy P. Smucker, and Ms. Nancy Lopez Knight, comprise the class of Directors whose term of office expires this year and whose members are standing for re-election at the 2009 annual meeting.

In the event of the death or inability to act of any of these Director nominees, the proxy, with respect to such nominee or nominees, will be voted for such other person or persons as the Board may recommend. The Company has no reason to believe that the persons listed in this proxy statement as nominees for Directors will be unable to serve.

The members of the Board, including those who are listed in this proxy statement as nominees for election, with information as to each of them based on data furnished to the Company by these persons as of June 30, 2009, are as follows:

Nominees For Election as Directors Whose Proposed Terms Would Expire at the 2012 Annual Meeting

PAUL J. DOLAN
Mr. Dolan, 50, has been a Director since April 2006. He has been president of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio, since January 2004, after having served as vice president and general counsel of the Cleveland Indians since February 2000. He also serves as chairman and chief executive officer of Fast Ball Sports Productions, a sports media company. Mr. Dolan is a member of the Executive Compensation Committee. The Company sponsors several advertising and promotional activities with the Cleveland Indians organization.

NANCY LOPEZ KNIGHT
Ms. Lopez, 52, has been a Director since August 2006. In 2000, Ms. Lopez founded the Nancy Lopez Golf Company, which focuses on the design and manufacture of top-quality golf equipment for women. Ms. Lopez is also an accomplished professional golfer, having won 48 career titles, including three majors, on the Ladies Professional Golf Association (LPGA) Tour. She is a member of the LPGA Hall of Fame and captained the 2005 U.S. Solheim Cup Team to victory. In 2003, Ms. Lopez was named to the Hispanic Business magazine’s list of 80 Elite Hispanic Women. Ms. Lopez is a member of the Nominating and Corporate Governance Committee.

GARY A. OATEY
Mr. Oatey, 60, has been a Director since January 2003. He is the chairman and chief executive officer of Oatey Co., a privately owned manufacturer of plumbing products, since January 1995. Mr. Oatey also is a director of Shiloh Industries, Inc., a manufacturer of engineered metal products for the automotive and heavy truck industries. Mr. Oatey is Chair of the Nominating and Corporate Governance Committee.

ALEX SHUMATE
Mr. Shumate, 59, has been a Director since January 2009. He is the managing partner of the Columbus, Ohio, office of Squire, Sanders & Dempsey L.L.P., since September 1991. Mr. Shumate also is a director of Cincinnati Bell, Inc., a provider of voice and data telecommunications products and services, and a trustee of The Ohio State University. Mr. Shumate is a member of the Nominating and Corporate Governance Committee.

TIMOTHY P. SMUCKER
Mr. Smucker, 65, has been a Director since October 1973. He has been the Company’s Chairman since 1987 and Co-Chief Executive Officer since February 2001. Mr. Smucker also is a director of Hallmark Cards, Incorporated, a marketer of greeting cards and other personal expression products. Mr. Smucker is the brother of Richard Smucker, the father of Mark Smucker, and the uncle of Paul Smucker Wagstaff, all three being Directors and executive officers of the Company.

Directors With Terms Expiring at the 2011 Annual Meeting

VINCENT C. BYRD
Mr. Byrd, 54, has been a Director since April 1999. He has been the Company’s President, U.S. Retail — Coffee, since August 2008. Prior to that time he served as Senior Vice President, Consumer Market, since February 2004. Mr. Byrd also is a director of Myers Industries, Inc., an international manufacturer of polymer products for industrial, agricultural, automotive, commercial and consumer markets.

R. DOUGLAS COWAN
Mr. Cowan, 68, has been a Director since January 2003. He is a director of The Davey Tree Expert Company, an employee-owned company providing horticultural services throughout North America, since May 2009, after having served as chairman since January 2007 and after having served as chairman and chief executive officer since May 1997. Mr. Cowan formerly served as chairman of the board of trustees of Kent State University and as a trustee of the board of trustees of Northeastern Ohio Universities College of Medicine. Mr. Cowan is a member of the Audit Committee.

ELIZABETH VALK LONG
Ms. Long, 59, has been a Director since May 1997. She was executive vice president of Time Inc., the magazine publishing subsidiary of Time Warner Inc., from May 1995 until her retirement in August 2001. She also is a director of Steelcase Inc., a furniture and office systems manufacturer, and Belk, Inc., a large, privately owned department store chain in the United States. Ms. Long is Chair of the Executive Compensation Committee and a member of the Audit Committee.

MARK T. SMUCKER
Mr. Smucker, 39, has been a Director since January 2009. He has been the Company’s President, Special Markets, since August 2008. Prior to that time, he served as Vice President, International, since July 2007, Vice President, International, and Managing Director, Canada, since May 2006 and as Vice President and Managing Director, Canada, since June 2004. Mr. Smucker is the son of Timothy P. Smucker, the nephew of Richard K. Smucker, and the first cousin of Paul Smucker Wagstaff, all three being Directors and executive officers of the Company.

Directors With Terms Expiring at the 2010 Annual Meeting

KATHRYN W. DINDO
Ms. Dindo, 60, has been a Director since February 1996. In 1998, she commenced her career with FirstEnergy Corp., a utility holding company, and retired as vice president and chief risk officer in 2007, a position she had held since November 2001. Prior to that time, she was vice president and controller of Caliber System, Inc., a subsidiary of FDX Corporation, a transportation services company, since January 1996. Ms. Dindo also is a director of Bush Brothers and Company, a food processing and manufacturing company. Ms. Dindo is Chair of the Audit Committee and a member of the Executive Compensation Committee. The Company purchases utility services and electricity from FirstEnergy and its affiliates.

RICHARD K. SMUCKER
Mr. Smucker, 61, has been a Director since October 1975. He has been the Company’s President since 1987, Co-Chief Executive Officer since February 2001, and Executive Chairman since August 2008. Mr. Smucker also is a director of The Sherwin-Williams Company, a manufacturer of coatings and related products. In addition, he has been on the board of trustees of Miami University (Ohio) since May 2003. Mr. Smucker is the brother of Timothy P. Smucker and the uncle of both Mark T. Smucker and Paul Smucker Wagstaff, all three being Directors and executive officers of the Company.

WILLIAM H. STEINBRINK
Mr. Steinbrink, 66, has been a Director since 1994. He is the principal of Unstuk LLC, through which he assists leaders in developing new paths forward. He served as interim president of Wittenberg University (Ohio) from June 1, 2004 through June 30, 2005. Prior to that time, he had been associated with the law firm of Jones Day, since September 2001. Mr. Steinbrink is the former president and chief executive officer of CSM Industries, Inc., a manufacturer of specialty metals, a position he held between November 1996 and November 2000. Mr. Steinbrink is a member of the Nominating and Corporate Governance Committee.

PAUL SMUCKER WAGSTAFF
Mr. Wagstaff, 39, has been a Director since January 2009. He has been the Company’s President, U.S. Retail — Oils and Baking since August 2008. Prior to that time, he served as Vice President, Foodservice and Beverage Markets, since May 2006 and Vice President and General Manager, Foodservice Market. Mr. Wagstaff is the nephew of Timothy P. Smucker and Richard K. Smucker, and the first cousin of Mark T. Smucker, all three being Directors and executive officers of the Company.

The Board unanimously recommends a vote FOR
for each of the nominees named in this proxy statement for election to the Board.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines are designed to formalize the Board’s role and to confirm its independence from management and its role of aligning management and Board interests with the interests of shareholders. The Corporate Governance Guidelines provide in pertinent part that:

•	a majority of Directors will be “independent,” as set forth under the rules of the NYSE, the SEC, and as further set forth in the Corporate Governance Guidelines;

•	all members of the Nominating and Corporate Governance Committee, the Executive Compensation Committee and the Audit Committee (the “Committees”) will be “independent” and there will be at least three members on each Committee;

•	the “independent” Directors will meet in executive session on a regular basis in conjunction with regularly scheduled Board meetings and such meetings will be chaired by the Chair of each of the Committees of the Board on a rotating term of one year;

•	the Board and each of the Committees will conduct an annual self-evaluation;

•	all Directors will own a minimum amount of the Company’s common shares with a value of no less than two times the annual retainer paid to each Director, and each Director should strive to attain this ownership threshold within three years of joining the Board;

•	each Director will attend at least 75% of all regular and special Board meetings;

•	each Director is limited to serving on a maximum of three public boards, including the Company, at any one time without prior, unanimous consent of the Board; and

•	the Corporate Secretary of the Company will provide all new Directors with materials and training in the Company’s director orientation program.

The Company’s Corporate Governance Guidelines are attached as Appendix A to this proxy statement and are posted on its website at www.smuckers.com. A copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

Shareholder Recommendations for Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying and recommending qualified candidates to the Board for nomination. The Committee considers all suggestions for membership on the Board, including nominations made by the Company’s shareholders. Shareholders’ nominations for Directors must be made in writing, include the nominee’s written consent to the nomination and detailed background information sufficient for the Committee to evaluate the nominee’s qualifications. Nominations should be submitted to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Corporate Secretary will then forward nominations to the Chair of the Committee. All recommendations must include qualifications which meet, at a minimum, the following criteria:

•	candidates must be committed to the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence, and will possess integrity, intelligence, and strength of character;

•	nonemployee Director candidates must meet the independence requirements set forth below under the heading “Director Independence”;

•	candidates must have significant experience in a senior executive role, together with knowledge of corporate governance issues and a commitment to attend Board meetings and related Board activities; and

•	candidates must not have any affiliations or relationships which could lead to a real or perceived conflict of interest.

When filling a vacancy on the Board, the Committee will consider such additional factors as it deems appropriate. The Company does not currently pay fees to any third party to assist in identifying and evaluating candidates for the Board.

Director Independence

The Company requires that a majority of its Directors be “independent” as defined by the rules of the NYSE and the SEC. The Company may, in the future, amend its Corporate Governance Guidelines to establish such additional criteria as the Board determines to be appropriate. The Board makes a determination as to the independence of each Director on an annual basis. The Board has determined that all of the following eight nonemployee Directors are independent Directors: R. Douglas Cowan, Kathryn W. Dindo, Paul J. Dolan, Nancy Lopez Knight, Elizabeth Valk Long, Gary A. Oatey, Alex Shumate, and William H. Steinbrink.

In general, “independent” means that a Director has no material relationship with the Company or any of its subsidiaries. The existence of a material relationship is determined upon a review of all relevant facts and circumstances and generally is a relationship that might reasonably be expected to compromise the Director’s ability to maintain his or her independence from management of the Company.

The Board considers the issue of materiality from the standpoint of the persons or organizations with which the Director has an affiliation, as well as from the standpoint of the Director.

The following standards will be applied by the Board in determining whether individual Directors qualify as “independent” under the rules of the NYSE and the SEC. To the extent that these standards are more stringent than the rules of the NYSE or the SEC, such standards will apply. References to the Company include its consolidated subsidiaries.

•	No Director will be qualified as independent unless the Board affirmatively determines that the Director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Company will disclose these affirmative determinations.

•	No Director who is a former employee of the Company can be independent until three years after the end of his or her employment relationship with the Company.

•	No Director whose immediate family member is, or has been within the last three years, an executive officer of the Company, can be independent.

•	No Director who received, or whose immediate family member has received, more than $120,000 in any twelve-month period in direct compensation from the Company, other than Director and Committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be independent until three years after he or she ceases to receive more than $120,000 in any twelve-month period in such compensation.

•	No Director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company can be independent until three years after the end of the affiliation or the employment or auditing relationship.

•	No Director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executive officers serve on that company’s compensation committee can be independent until three years after the end of such service or employment relationship.

•	No Director who is an employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues can be independent until three years after falling below such threshold.

•	No Director can be independent if the Company has made charitable contributions to any charitable organization in which such Director serves as an executive officer if, within the preceding three years, contributions by the Company to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

In its review and application of the criteria used to determine independence, the Board considered the fact that the Company does business with organizations directly or indirectly affiliated with Ms. Dindo and Mr. Dolan, and affirmatively determined that the amounts paid to the entities affiliated with these individuals do not meet the threshold which would create an issue under the standards for determining independence.

The value of the services and electricity purchased from FirstEnergy Corp., from where Ms. Dindo officially retired in 2007, and its affiliates in fiscal year 2009 was approximately $1,762,000 and does not exceed the greater of $1,000,000 or 2% of FirstEnergy Corp.’s consolidated gross revenues.

The value of advertising and promotional activities sponsored with the Cleveland Indians organization, of which Mr. Dolan is president and part owner, in fiscal year 2009 was approximately $262,000 and does not exceed the greater of $1,000,000 or 2% of the consolidated gross revenues of the Cleveland Indians.

Communications with the Board

Interested parties who wish to communicate with members of the Board as a group, with nonemployee Directors as a group, or with individual Directors, may do so by writing to Board Members c/o Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Directors have requested that the Corporate Secretary act as their agent in processing any communications received. All communications that relate to matters that are within the scope of responsibilities of the Board and its Committees will be forwarded to the appropriate Directors. Communications relating to matters within the responsibility of one of the Committees of the Board will be forwarded to the Chair of the appropriate Committee. Communications relating to ordinary business matters are not within the scope of the Board’s responsibility and will be forwarded to the appropriate officer at the Company. Solicitations, advertising materials, and frivolous or inappropriate communications will not be forwarded.

Policy on Ethics and Conduct

Ethics is one of the Company’s Basic Beliefs and is fundamental to the Company’s business. The Company emphasizes that ethical conduct is vital to ensure successful, sustained business relationships.

The Company’s Policy on Ethics and Conduct applies to all employees and Directors of the Company, its subsidiaries, and its affiliates. The policy details specifics concerning the manner in which employees and Directors are expected to conduct themselves and imposes on each person the responsibility for making ethical choices.

Any changes to this policy and any waivers of this policy for or on behalf of any Director, executive officer, or senior financial officer of the Company must be approved by the Board, or by a Committee of the Board, to which authority to issue such waivers has been delegated by the Board. Any such waivers will be promptly disclosed to the public, as required by applicable law, and will be disclosed on the Company’s website at www.smuckers.com. Waivers of this policy for any other employee may be made only by an authorized officer of the Company.

The Policy on Ethics and Conduct is posted on the Company’s website at www.smuckers.com and a copy will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

The Board has established means for employees to report violations of the policy either to their manager or supervisor, or to the General Counsel. Reports to the General Counsel may be made in writing, by telephone, or in person, and may be submitted anonymously through the Company’s toll-free telephone hotline.

BOARD AND COMMITTEE MEETINGS

Board Meetings

During fiscal year 2009, there were six meetings of the Board. All Directors are required to, and did, attend at least 75% of the total number of Board and Committee meetings for which they were eligible. The Company has not adopted a formal policy requiring Directors to attend the annual meeting of shareholders, but all Directors attended the 2008 annual meeting. The Board has a Nominating and Corporate Governance Committee, an Executive Compensation Committee, and an Audit Committee.

All of the Committees are comprised entirely of independent Directors in accordance with the NYSE listing standards. Charters for each Committee are attached to this proxy statement and are posted on the Company’s website at www.smuckers.com. A copy of each Charter will be provided free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

The table below shows current members of each of the Committees and the number of meetings held by each Committee in fiscal year 2009.

	Nominating and Corporate	Executive Compensation
Name	Governance Committee	Committee	Audit Committee

R. Douglas Cowan			✓
Kathryn W. Dindo		✓	Chair
Paul J. Dolan		✓
Nancy Lopez Knight	✓
Elizabeth Valk Long		Chair	✓
Gary A. Oatey	Chair
Alex Shumate	✓
William H. Steinbrink	✓

Number of Meetings	4	4	8

Director Compensation

Directors who are employees of the Company receive no compensation for their services as a Director. The Company uses a combination of cash and stock-based compensation to attract and retain nonemployee Directors to serve on the Board. At its January 2009 meeting, the Executive Compensation Committee and the Board approved an increase in the compensation to be paid to its nonemployee Directors. This increase in compensation paid to nonemployee Directors became effective May 1, 2009, and was based on the growth of the Company resulting from the Folgers coffee transaction and a review of director compensation conducted by the Company’s outside compensation consultant, Towers Perrin, which was presented to the Executive Compensation Committee at its January 2009 meeting. A review of director compensation is performed on an annual basis in order to maintain current information on director compensation trends.

The compensation to be paid to the Company’s nonemployee Directors, which became effective May 1, 2009, is as follows:

Fiscal Year 2010 (May 1, 2009 to April 30, 2010)

Type of Compensation	Amount

Annual Retainer	$50,000	per year
Annual Retainer for Committee Chair (except Audit Chair)	$7,500	per year
Annual Retainer for Audit Committee Chair	$10,000	per year
Attendance Fee for Board Meetings	$1,500	per meeting
Attendance Fee for Committee Meetings	$1,500	per meeting
Annual Grant of Deferred Stock Units	$90,000	value of deferred stock units granted annually in October

The annual grant of deferred stock units having a value of $90,000 will be issued out of The J. M. Smucker Company 2006 Equity Compensation Plan (the “2006 Plan”). The 2006 Plan was approved by shareholders at the 2006 annual meeting. This annual deferred stock unit award replaced the annual award of deferred stock units having a value of $80,000. The deferred stock units vest immediately upon grant and are entitled to dividends in an amount paid to all shareholders. These dividends are reinvested in additional deferred stock units.

During fiscal year 2010, nonemployee Directors may elect to receive a portion of their annual retainer and committee fees in the form of deferred stock units. Fees will be deferred under the Nonemployee Director Deferred Compensation Plan, which was adopted by the Board effective January 1, 2007 (the “Nonemployee Director Deferred Compensation Plan”). All deferred stock units, together with dividends credited on those deferred stock units, will be paid out in the form of common shares subsequent to termination of service as a nonemployee Director.

During the period from May 1, 2008, through April 30, 2009, nonemployee Directors were eligible to receive the following compensation:

Fiscal Year 2009 (May 1, 2008 to April 30, 2009)

Type of Compensation	Amount

Annual Retainer	$50,000	per year
Annual Retainer for Committee Chair (except Audit Chair)	$7,500	per year
Annual Retainer for Audit Committee Chair	$10,000	per year
Attendance Fee for Board Meetings	$1,500	per meeting
Attendance Fee for Committee Meetings	$1,500	per meeting
Annual Grant of Deferred Stock Units	$80,000	value of deferred stock units granted annually in October

During fiscal year 2009, nonemployee Directors could have elected to receive a portion of their annual retainer and committee fees in the form of deferred stock units. Fees were deferred under the Nonemployee Director Deferred Compensation Plan. All deferred stock units, together with dividends credited on those deferred stock units, are paid out in the form of common shares subsequent to termination of service as a nonemployee Director.

The Board has established minimum amounts of share ownership required to be held by nonemployee Directors to be valued at no less than two times the annual retainer paid to each Director. The Board policy also provides that each Director should strive to attain this ownership threshold within three years of joining the Board.

The following table reflects compensation earned by Directors in fiscal year 2009.

2009 Director Compensation

	Fees Earned or	Stock	Option	All Other
Name	Paid in Cash	Awards	Awards	Compensation	Total
(1)(2)	($)	($)(3)	($)(4)	($)(5)	($)
R. Douglas Cowan	71,000	80,000	—	—	151,000
Kathryn W. Dindo	87,000	80,000	—	—	167,000
Paul J. Dolan	65,000	80,000	—	—	145,000
Nancy Lopez Knight	65,000	80,000	—	—	145,000
Elizabeth Valk Long	84,500	80,000	—	—	164,500
Gary A. Oatey	72,500	80,000	—	—	152,500
Alex Shumate	21,167	—	—	—	21,167
William H. Steinbrink	65,000	80,000	—	—	145,000

(1)	Vincent C. Byrd, Mark T. Smucker, Richard K. Smucker, Timothy P. Smucker and Paul Smucker Wagstaff are not included in this table as they are employees of the Company and receive no compensation for their services as Directors. The compensation received by Vincent C. Byrd, Richard K. Smucker and Timothy P. Smucker as employees of the Company is shown in the Summary Compensation Table. The compensation received by Mark T. Smucker and Paul Smucker Wagstaff as employees of the Company is shown in the Related Party Transactions Section.

(2)	As of April 30, 2009, each nonemployee Director had the aggregate number of deferred stock units and stock options shown below. Deferred stock units include deferred meeting and retainer fees and annual awards valued at a predetermined dollar amount, along with additional stock units credited as a result of reinvestment of dividends.

	Deferred	Stock
Name	Stock Units	Options

R. Douglas Cowan	10,587	5,500
Kathryn W. Dindo	20,641	7,500
Paul J. Dolan	9,262	—
Nancy Lopez Knight	4,395	—
Elizabeth Valk Long	27,373	10,500
Gary A. Oatey	14,479	5,500
Alex Shumate	—	—
William H. Steinbrink	27,854	10,500

(3)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2009, in accordance with Statement of Financial Accounting Standards No. 123 (revised), Share-Based Payment (“SFAS 123R”). The $80,000 per Director also represents the grant date fair value of the stock awards due to the awards vesting immediately upon grant.

(4)	No stock options were awarded in fiscal year 2009.

(5)	Nonemployee Directors occasionally receive perquisites provided by or paid by the Company. During fiscal year 2009 these perquisites included occasional samples of the Company’s products and tickets to Company sponsored events. The aggregate of all benefits provided to each nonemployee Director in fiscal year 2009 was less than $10,000.

Executive Sessions and Presiding Director

In its fiscal year 2009, the Board held four regularly scheduled executive sessions in which only the independent Directors were present. As provided in the Company’s Corporate Governance Guidelines, these meetings were chaired by Ms. Dindo, the Chair of the Audit Committee. In fiscal year 2010, the Chair of the Nominating and Corporate Governance Committee will chair the executive sessions. In fiscal year 2011, the Chair of the Executive Compensation Committee will chair the executive sessions. Executive sessions of the Board are held in conjunction with regularly scheduled meetings of the Board. There is no executive session held on the day of the annual meeting, unless specifically requested by a Director.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has four members and met four times during fiscal year 2009. The principal functions of this Committee include:

•	developing qualifications/criteria for selecting and evaluating Director nominees and evaluating current Directors;

•	evaluating the performance of the Company’s Co-Chief Executive Officers (the “Co-CEOs”);

•	considering and proposing Director nominees for election at the annual meeting;

•	selecting candidates to fill Board vacancies as they may occur;

•	making recommendations to the Board regarding the Committees’ memberships;

•	considering key management succession planning issues as presented annually by management;

•	developing and generally monitoring the Company’s Corporate Governance Guidelines and procedures;

•	reviewing and approving, as appropriate, related party transactions consistent with the guidelines set forth in the Company’s Policy on Ethics and Conduct and the Company’s Related Party Transaction Policy;

•	administering the annual evaluation of the Board; and

•	performing other functions or duties deemed appropriate by the Board.

The Nominating and Corporate Governance Committee charter is attached as Appendix B to this proxy statement and is posted on the Company’s website at www.smuckers.com. A copy is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Nominating and Corporate Governance Committee believes this charter is an accurate and adequate statement of the Committee’s responsibilities and the Committee reviews this charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities.

Executive Compensation Committee

The Executive Compensation Committee has three members and met four times during fiscal year 2009. The principal functions of this Committee include:

•	establishing, regularly reviewing and implementing the Company’s compensation philosophy;

•	determining the total compensation packages and performance goals of the Company’s executive officers;

•	assuring that the total compensation paid to the Company’s executive officers is fair, equitable and competitive, based on an internal review and comparison to survey data;

•	approving and administering the terms and policies of the Company’s long-term incentive compensation programs (including the Company’s restricted stock program) for executive officers;

•	approving and administering the terms and policies of the Company’s short-term incentive compensation programs (including the bonus program) for executive officers;

•	considering employee benefit programs generally;

•	reviewing the compensation paid to nonemployee Directors and making recommendations to the Board, as appropriate; and

•	performing other functions or duties deemed appropriate by the Board.

The Executive Compensation Committee operates under a written charter, which is attached as Appendix C to this proxy statement and is posted on the Company’s website at www.smuckers.com. A copy is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Executive Compensation Committee believes the charter is an accurate and adequate statement of the Committee’s responsibilities. The Committee reviews this charter on an annual basis to confirm that it continues to be an accurate statement of such responsibilities. More information about the Executive Compensation Committee and related topics is provided in the Compensation Discussion and Analysis beginning on page 29.

Audit Committee

The Audit Committee has three members and met eight times during fiscal year 2009, including three telephonic meetings to review the Company’s quarterly filings on Form 10-Q. The principal functions of this Committee include:

•	determining annually that at least one of its members meets the definition of “audit committee financial expert” within the meaning of the Sarbanes-Oxley Act of 2002;

•	reviewing annually the financial literacy of each of its members, as required by the NYSE;

•	reviewing with the Independent Auditors of the Company the scope and thoroughness of the Independent Auditors’ examination and considering recommendations of the Independent Auditors;

•	appointing the Independent Auditors and preapproving all services and related fees for the year;

•	reviewing the sufficiency and effectiveness of the Company’s system of internal controls, including compliance with Section 404 of the Sarbanes-Oxley Act of 2002 with the Company’s financial officers, the Independent Auditors, and, to the extent the Committee deems necessary, legal counsel;

•	reviewing and discussing the Company’s quarterly and annual filings on Form 10-Q and Form 10-K, respectively;

•	reviewing and approving the charter for the Company’s internal audit function, the annual internal audit plan, and summaries of recommendations; and

•	performing other functions or duties deemed appropriate by the Board.

As part of her responsibilities, the Chair of the Audit Committee met quarterly with the Company’s management and Independent Auditors to review earnings release information.

In addition, the Audit Committee reviewed the financial literacy of each of its members, as required by the listing standards of the NYSE, and determined that each of its members meet the criteria established by the NYSE. The Audit Committee also reviewed the definition of an “audit committee financial expert” as set forth in the Sarbanes-Oxley Act of 2002 and determined that two of its members, Kathryn W. Dindo and R. Douglas Cowan, satisfy the criteria of an audit committee financial expert under this Act. The Board adopted a resolution at its April 2009 meeting designating Ms. Dindo and Mr. Cowan as “financial experts,” within the meaning of the Sarbanes-Oxley Act of 2002.

The Audit Committee operates under a written charter, which is attached as Appendix D to this proxy statement and is posted on the Company’s website at www.smuckers.com. A copy is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667. The Audit Committee believes the charter is an accurate and adequate statement of the Audit Committee’s responsibilities. The Audit Committee reviews this charter on an annual basis to confirm that it continues to be an accurate and adequate statement of such responsibilities. A more detailed report of the Audit Committee is set forth below under the heading “Report of the Audit Committee.”

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed of three independent Directors, each of whom satisfies the independence requirement of Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee serves as the primary communication link between the Board as the representative of the shareholders and the Company’s Independent Auditors, Ernst & Young LLP, and the Company’s internal auditors. The Company’s management has the primary responsibility for financial statements and the reporting process, including the systems of internal control.

In fulfilling its responsibilities during the fiscal year, the Audit Committee reviewed with management the financial statements and related disclosures included in the Company’s quarterly reports on Form 10-Q and the audited financial statements and related financial statement disclosures included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2009. Also, the Audit Committee reviewed with the Independent Auditors their judgments as to both the quality and the acceptability of the Company’s accounting policies. The Audit Committee’s review with the Independent Auditors included a discussion of other matters required under U.S. Generally Accepted Auditing Standards, including those matters required by the Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, and by the Sarbanes-Oxley Act of 2002.

The Audit Committee received the written disclosures from the Independent Auditors required by the Public Company Accounting Oversight Board Rule 3526 and has discussed those disclosures with the Independent Auditors. The Audit Committee also has considered the compatibility of non-audit services with the Independent Auditors’ independence.

The Audit Committee discussed with the Company’s internal auditors and Independent Auditors the overall scope and plans for their respective audits and reviewed the Company’s plans for compliance with management certification requirements pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee met with the internal auditors and Independent Auditors to discuss the results of the auditors’ examinations, their evaluation of the Company’s internal controls, including a review of the disclosure control process, as well as the overall quality of the Company’s financial reporting. The Audit Committee, or the Committee Chair, also preapproved services provided by Ernst & Young LLP during fiscal year 2009.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2009. The Audit Committee authorized the appointment of Ernst & Young LLP as the Company’s Independent Auditors for the 2010 fiscal year.

AUDIT COMMITTEE

Kathryn W. Dindo, Chair
R. Douglas Cowan
Elizabeth Valk Long

SERVICE FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table summarizes the aggregate fees, including out of pocket expenses, paid to Ernst & Young LLP for the years ended April 30, 2009 and 2008:

Type of Fees	2009	2008

Audit Fees(1)	$2,985,000	$1,670,500
Audit-Related Fees(2)	$45,000	$42,500
Tax Fees(3)	$1,190,000	$980,600
All Other Fees	$—	$—

Total Fees	$4,220,000	$2,693,600

(1)	Audit fees primarily relate to (i) the audit of the Company’s consolidated financial statements as of and for the years ended April 30, 2009 and 2008, including statutory audits of certain international subsidiaries; (ii) the assessment of internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002; and (iii) the reviews of the Company’s unaudited condensed consolidated interim financial statements as of July 31, October 31, and January 31 for fiscal years 2009 and 2008. The increase in audit fees is primarily due to the Folgers coffee transaction in fiscal year 2009.

(2)	Audit-related fees are for audits of certain employee benefit plans and the Company’s subscription to on-line research services.

(3)	Tax fees are primarily for tax work in connection with the Company’s integration of The Folgers Coffee Company and for tax compliance, preparation and planning services.

AUDIT COMMITTEE PREAPPROVAL POLICIES AND PROCEDURES

The Audit Committee charter, as well as the policies and procedures adopted by the Audit Committee, require that all audit and permitted non-audit services provided by the Independent Auditors be preapproved by the Audit Committee. These services may include audit services, audit-related services, tax services and, in limited circumstances, other services. The Audit Committee’s preapproval identifies the particular type of service and is subject to a specific engagement authorization.

Should it be necessary to engage the Independent Auditors for additional, permitted services between scheduled Committee meetings, the Chair of the Audit Committee has been delegated the authority to approve up to $200,000 for additional services for a specific engagement. The Committee Chair then reports such preapproval at the next meeting of the Audit Committee. The approval policies and procedures of the Committee do not include delegation of the Audit Committee’s responsibility to the Company’s management.

All of the services described above were approved by the Audit Committee or the Committee Chair before Ernst & Young LLP was engaged to render the services or otherwise in accordance with the approval process adopted by the Audit Committee.

COMMUNICATIONS WITH THE AUDIT COMMITTEE

The Company’s Policy on Ethics and Conduct has established procedures for confidential, anonymous complaints by employees and from third parties received by the Company regarding accounting, internal accounting controls or auditing matters. The Policy on Ethics and Conduct is posted on the Company’s website at www.smuckers.com, and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
(Proposal 2 on proxy card)

The Audit Committee has appointed Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending April 30, 2010. The Audit Committee has requested that the shareholders ratify this decision. Ernst & Young LLP has served as the Company’s Independent Auditors since 1955.

A representative of Ernst & Young LLP will be present at the annual meeting with an opportunity to make a statement, if so desired, and to respond to appropriate questions with respect to that firm’s examination of the Company’s financial statements and records for the fiscal year ended April 30, 2009.

Although shareholder ratification is not required under the laws of the State of Ohio, we are submitting the appointment of Ernst & Young LLP to the Company’s shareholders for ratification at the annual meeting as a matter of good corporate practice and in order to provide a means by which shareholders may communicate their opinion to the Audit Committee.

The Board unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s
Independent Registered Public Accounting Firm.

ADOPTION OF AMENDMENTS TO
THE COMPANY’S ARTICLES
REGARDING DIRECTOR ELECTIONS
(Proposals 3 and 4 on the proxy card)

The Company’s shareholders are being asked to consider two separate but related changes to the way in which candidates are elected as Directors. Currently, Directors are elected under a plurality voting system, in which the nominees who receive the most votes are elected as Directors. In addition, shareholders are permitted to cumulate their votes in the election of Directors, which means that a shareholder may cast all of his or her votes for a single Director nominee, or may distribute those votes among some or all of the Director nominees as the shareholder chooses.

The Board has unanimously recommended that the shareholders adopt two amendments to the Articles relating to Director elections. The first amendment will eliminate cumulative voting in the election of Directors. The second amendment, which is contingent upon passage of the proposal to eliminate cumulative voting, will implement a majority voting standard for Directors in uncontested elections. In contested elections (elections in which the number of candidates exceeds the number of Directors to be elected), Directors would continue to be elected by a plurality vote of shareholders.

The Board believes that, taken together, these two proposals are valuable tools that further support the Company’s Basic Belief of Independence.

The Board has also determined that, taken together, these proposed amendments represent a balanced and integrated approach designed to provide all of the Company’s shareholders a meaningful voice in the election of Directors. Together, the amendments provide shareholders an effective way in which to exercise their voting rights in Director elections and to ensure that the Directors continue to represent all of the Company’s shareholders. In addition, the amendments reduce the possibility that a minority shareholder or shareholder group could elect a Director that is focused on one shareholder’s special interests rather than on the broad interests of all of the Company’s shareholders. Because these amendments are designed to work together, the implementation of Proposal 4 (the proposal to adopt an amendment to the Articles to implement majority voting in uncontested Director elections), is conditioned upon shareholder approval of Proposal 3 (the proposal to adopt an amendment to the Articles to eliminate cumulative voting in Director elections). Accordingly, unless Proposal 3 to eliminate cumulative voting is passed, Proposal 4 regarding the majority election of Directors will in no event be implemented.

More specific information relating to these important proposals is set forth under the descriptions of Proposal 3 and Proposal 4 set forth below.

ADOPTION OF AMENDMENT TO ARTICLES
TO ELIMINATE CUMULATIVE VOTING IN DIRECTOR ELECTIONS
(Proposal 3 on the proxy card)

The Board unanimously recommends that the shareholders approve and adopt the amendment to Article EIGHTH of the Articles that would eliminate the right of the Company’s shareholders to cumulate their votes in the election of Directors. The text of Article EIGHTH, as proposed to be amended, is included in the attachment marked as Appendix E to this proxy statement.

Under Ohio law, unless a company’s articles of incorporation provide otherwise, shareholders have the right to cumulatively vote their shares in any election of Directors by complying with the requirements contained in Ohio law. The Articles do not currently expressly eliminate cumulative voting. See “Proposal 1 — Election of Directors” above. Cumulative voting enables a shareholder to cumulate voting power to give one nominee a number of votes equal to the number of Directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute those votes among two or more nominees. The effect of cumulative voting is to potentially allow a shareholder that holds less than a majority of the outstanding voting power to elect one or more Directors. For example, since five Directors are to be elected at this year’s annual meeting, shareholders together holding slightly more than one-sixth (16.67%) of the outstanding common shares could elect one Director whom may not be supported by over 83% of the Company’s shareholders by merely cumulating and casting their votes for a single Director nominee.

The Board believes that each Director is responsible to all of the Company’s shareholders, and not just to a minority shareholder group that has cumulatively voted their common shares and that may have special interests contrary to those of the broader group of the Company’s shareholders. The election of Directors who view themselves as representing a particular minority shareholder group could result in partisanship and discord on the Board, and may impair the ability of the Directors to act in the best interests of the Company and all of its shareholders.

In addition, as described under the discussion of Proposal 4 below, the Board is asking shareholders to consider the adoption of an amendment to the Articles to implement a majority voting standard for uncontested elections of Directors. Consistent with the Board’s belief that the best long-term interest of all of the Company’s shareholders will be served by the elimination of cumulative voting, the Board also believes that in all but contested elections of Directors, the approval of a majority of the votes cast should be required for the election of members of the Board. However, should the Company’s shareholders elect to retain cumulative voting, the Company will not implement a majority voting standard in the election of Directors as such a standard, coupled with cumulative voting, would further permit a single dissident shareholder to disproportionately influence Director elections.

Accordingly, following careful assessment and deliberation, the Board has determined that it is appropriate and in the best interests of the Company and its shareholders to eliminate cumulative voting in Director elections.

The proposal to eliminate cumulative voting is not in response to any known shareholder efforts to remove any Director or otherwise gain representation on the Board. Further, the recommendation to eliminate cumulative voting in Director elections is not part of a plan by the Company’s management to adopt a series of anti-takeover amendments to the Company’s Articles or Regulations, and management has no present intention to propose other anti-takeover measures in future proxy solicitations.

The Board believes that the elimination of cumulative voting, together with the adoption of a majority voting standard in uncontested Director elections, supports the Company’s commitment to its Basic Beliefs of Quality, People, Ethics, Growth and Independence, as well as a focused approach to manage the Company for the long-term benefit of all of its constituents.

This description of the proposed amendment to the Articles to eliminate cumulative voting in Director elections is only a summary of that amendment and is qualified in its entirety by reference to the actual text of Article EIGHTH as proposed to be amended, a copy of which is included in the attachment marked as Appendix E to this proxy statement. If adopted, the amendment to the Articles to eliminate cumulative voting in Director elections will become effective upon filing with the Secretary of State of Ohio, which is expected to occur promptly following the shareholder vote.

Approval of this Proposal 3 requires the affirmative vote of the holders of common shares entitling them to exercise two-thirds of the Company’s voting power on the proposal, giving effect to the ten-votes-per-share provisions of the Articles. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have the same effect as votes against this Proposal 3. Because the implementation of Proposal 4 is expressly conditioned upon the approval of this Proposal 3, a vote against this Proposal 3 will also have the effect of a vote against Proposal 4. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this Proposal 3.

The Board unanimously recommends a vote FOR Proposal 3
to adopt an amendment to the Articles to eliminate the right of shareholders to vote cumulatively in Director elections.

ADOPTION OF AMENDMENT TO ARTICLES
TO REQUIRE MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS
(Proposal 4 on the proxy card)

The Board unanimously recommends that the shareholders approve and adopt amendments to Article NINTH of the Articles that would implement majority voting in uncontested elections of Directors. If Proposal 4 is approved, existing Articles NINTH and TENTH would be renumbered as Articles TENTH and ELEVENTH, respectively, and other immaterial grammatical changes would be made to Articles FOURTH and SEVENTH of the Articles, all as shown in Appendix E to this proxy statement. The text of Article NINTH, as proposed to be amended, is also included in the attachment marked as Appendix E to this proxy statement.

Prior to 2008, Ohio law required Ohio corporations to use a plurality voting standard for director elections. Under a plurality voting standard, nominees receiving the greatest number of votes are elected. Effective January 1, 2008, Ohio law was amended to permit Ohio corporations to adopt alternative standards for director elections by amending their articles of incorporation.

The proposed amendment to Article NINTH of the Articles would provide that in an uncontested election of Directors, a candidate will be elected as a Director only if the votes cast for the candidate exceed the votes cast against the candidate. Abstentions will not be counted as votes cast for or against a candidate. If, however, the Board determines that the number of candidates in any one year exceeds the number of Directors to be elected in that year, a plurality voting standard will apply and the candidates receiving the greatest number of votes will be elected.

The Board has determined that the adoption of a majority voting standard in uncontested Director elections, coupled with the elimination of cumulative voting outlined in Proposal 3 in this proxy statement, will give shareholders a greater voice in determining the composition of the Board. In addition, the proposed majority voting standard is consistent with the Board’s current belief that it is accountable to the interests of a majority of the Company’s shareholders.

The Board believes, however, that plurality voting should continue to apply in situations where the number of candidates to be elected exceeds the number of Directors to be elected. If a majority voting standard is used in that circumstance, it is possible that not all Board seats would be filled, since it is possible that no Director candidate would receive a majority of the votes cast in his or her election. This situation could result in serious unintended consequences under the Company’s material contracts. For example, under certain of the Company’s loan documents, should Timothy P. Smucker and Richard K. Smucker no longer serve as Directors (except upon the happening of specific events), the lenders could choose to accelerate repayment of the Company’s indebtedness.

If this Proposal 4 is approved and implemented, the Board will, effective as of such approval, adopt and implement a Director resignation policy to address the situation in which one or more incumbent Directors fail to receive the required majority vote for re-election in an uncontested election. Under Ohio law, an incumbent Director who is not re-elected would remain in office as a “holdover” Director until his or her successor is elected. The Company expects that this policy would provide that an incumbent Director who is not re-elected will be expected to tender to the Board his or her resignation as a Director promptly following the certification of the election results. The Nominating and Corporate Governance Committee would then consider each tendered resignation and recommend to the Board whether to accept or reject each such tendered resignation. The Board would act on each tendered resignation, taking into account its fiduciary duties to the Company and its shareholders and the Nominating and Corporate Governance Committee’s recommendation, within 90 days following the certification of the election results. The Nominating and Corporate Governance Committee, in making its recommendation, and the Board in making its decision, may consider any factors or other information that they consider appropriate with respect to any tendered resignation, including, without limitation:

•	the stated reason for such Director’s failure to receive the approval of a majority of votes cast;

•	the percentage of votes cast against such Director; and

•	the performance of the Director.

Following the Nominating and Corporate Governance Committee’s recommendation and the Board’s decision, the Board would promptly publicly disclose its decision whether to accept or reject each tendered resignation and, if applicable, the reasons for rejecting a tendered resignation. If a Director’s tendered resignation is rejected, he or she would continue to serve until his or her successor is elected, or until his or her earlier resignation, removal from office or death. If a Director’s tendered resignation is accepted, then the Board would have the sole discretion to fill any resulting vacancy or decrease the number of Directors, in each case pursuant to the provisions of and to the extent permitted by the Regulations. Any Director who tenders his or her resignation pursuant to this policy would abstain from the Nominating and Corporate Governance Committee’s recommendation or the Board’s action regarding whether to accept or reject the tendered resignation. While this description reflects the terms of the Director resignation policy that the Board expects to adopt and implement if this Proposal 4 is approved, the Board will retain the power to amend and administer the policy as the Board in its sole discretion determines is appropriate.

This description of the proposed amendment to the Articles is only a summary of the amendment and is qualified in its entirety by reference to the actual text of the proposed amendment to Article NINTH, a copy of which is included in the attachment marked as Appendix E to this proxy statement. Other proposed changes to the Articles which address certain immaterial, grammatical errors are also included in the attachment marked as Appendix E to this proxy statement. The amendments to the Articles will become effective upon filing with the Secretary of State of Ohio, which is expected to occur promptly following the shareholder vote.

In addition, the implementation of this Proposal 4 is expressly conditioned upon the approval by shareholders of Proposal 3, which proposes the adoption of an amendment to the Articles to eliminate cumulative voting in Director elections. This Proposal 4 will be implemented only if approved by the shareholders at the annual meeting and, further, only if Proposal 3 is also approved by the shareholders at the annual meeting. Accordingly, even if Proposal 4 is approved by the shareholders at the annual meeting, it will not be implemented unless Proposal 3 is also approved by shareholders at the annual meeting.

Approval of this Proposal 4 requires the affirmative vote of the holders of common shares entitling them to exercise two-thirds of the Company’s voting power on the proposal, giving effect to the ten-votes-per-share provisions of the Articles. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting, will have the same effect as votes against this Proposal 4. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this Proposal 4.

The Board unanimously recommends a vote FOR Proposal 4
to adopt an amendment to the Articles to require majority voting in uncontested Director elections.

APPROVAL AND ADOPTION OF AMENDMENT TO THE REGULATIONS
(Proposal 5 on the proxy card)

The Board unanimously recommends that the shareholders approve and adopt an amendment to the Regulations that would permit the Board to adopt amendments to the Regulations to the extent permitted by Ohio law. The amendment would be included as a new Article VIII to the Regulations, the text of which is attached as Appendix F to this proxy statement.

Before October 2006, Ohio law provided that shareholder approval was required for any amendment to a company’s code of regulations. In October 2006, Ohio law was amended to allow directors of Ohio corporations to make certain amendments to their regulations without shareholder approval, if such authority is provided in or permitted by the company’s articles of incorporation or regulations, and so long as such amendments do not divest or limit the shareholders’ power to adopt, amend or repeal the company’s regulations. Many jurisdictions, such as Delaware, have historically allowed the directors of a corporation to amend the bylaws (the Delaware equivalent of Ohio’s regulations) without shareholder approval. Accordingly, Ohio law now gives Ohio corporations similar flexibility, subject to statutory limitations that prohibit directors from amending the regulations to effect certain changes in certain areas deemed by the Ohio legislature to be important substantive rights that are reserved to the shareholders.

Specifically, if the proposed amendment is adopted, the Board will not be permitted to amend the Regulations to do any of the following:

•	specify the percentage of common shares a shareholder must hold in order to call a special meeting;

•	specify the length of time period required for notice of a shareholders’ meeting;

•	specify that common shares that have not yet been fully paid will not have voting rights;

•	specify a requirement for a quorum at a shareholders’ meeting;

•	prohibit shareholder or Director actions from being authorized or taken without a meeting;

•	define terms of office for Directors or provide for classification of Directors;

•	require greater than a majority vote of shareholders to remove Directors without cause;

•	establish requirements for a quorum at Directors’ meetings, or specify the required vote for an action of the Directors; or

•	remove the requirement that a control share acquisition of the Company be approved by the Company’s shareholders.

In addition, if the proposed amendment is adopted, the Board will not be permitted to delegate its authority to adopt, amend or repeal the Regulations to a committee of the Board.

Because neither the Articles nor the existing Regulations specifically address the approval required to amend the Regulations, under Ohio law all amendments to the Regulations must be approved and adopted by the shareholders. If this Proposal 5 is approved, however, a new Article VIII would be added to the Regulations that would allow the Board to amend the Regulations in the future to the extent permitted by Ohio law. Accordingly, the Board would be able to make ministerial and other changes to the Regulations without the time-consuming and expensive process of seeking shareholder approval, which would otherwise continue to be required if this Proposal 5 is not approved. If this Proposal 5 is approved, the Company will be required to promptly notify shareholders of any amendments that the Board makes to the Regulations by sending a notice to shareholders of record as of the date of the adoption of the amendment, or by filing a report with the SEC.

The text of the new Article VIII, as proposed to be added to the Regulations, is set forth as Appendix F to this proxy statement.

Approval of this Proposal 5 requires the affirmative vote of the holders of common shares entitling them to exercise a majority of the Company’s voting power on the proposal, giving effect to the ten-votes-per-share provisions of the Articles. Abstentions, broker non-votes, and shares not in attendance and not voted at the annual meeting will have the same effect as votes against this Proposal 5. Unless otherwise directed, common shares represented by proxy will be voted “FOR” the approval of this Proposal 5.

The Board unanimously recommends a vote FOR Proposal 5
to adopt an amendment to the Regulations to permit the Board to amend the
Regulations to the extent permitted by law.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company’s Executive Compensation Committee regularly reviews the Company’s compensation philosophy and objectives. The Executive Compensation Committee is also responsible for reviewing and approving compensation for the Company’s executive officers on an annual basis. A description of the Executive Compensation Committee’s responsibilities is set forth in detail in its charter which is attached as Appendix C to this proxy statement and is posted on the Company’s website at www.smuckers.com.

Set forth below is a detailed discussion of the Company’s compensation program for its executive officers organized as follows:

I.	Philosophy of the Company’s Compensation Program	(page 29)
II.	Components of the Company’s Compensation Program for Executive Officers	(page 29)
III.	Determination of Base Salaries for Executive Officers	(page 30)
IV.	What the Company’s Short-Term Incentive Compensation Program is Designed to Reward and How it Works	(page 33)
V.	What the Company’s Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works	(page 36)
VI.	Health Benefits	(page 38)
VII.	Pension and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan	(page 38)
VIII.	Other Benefits Executive Officers Receive	(page 39)
IX.	Description of Agreements with Executive Officers	(page 40)
X.	Tax and Accounting Considerations	(page 40)

I.	Philosophy of the Company’s Compensation Program

The Company’s compensation philosophy is that compensation for all employees, including its executive officers should be:

•	fair and equitable when viewed both internally and externally;

•	competitive enough to attract and retain the best qualified individuals; and

•	performance-based.

The Company has designed its compensation programs to reflect each of these elements. The performance-based incentives, (comprised of corporate performance, individual performance and, in some cases, the performance of strategic business areas), seek to reward both short-term, or annual, as well as long-term results and to align the interests of the Company’s executive officers and other participants with the interests of the Company’s shareholders.

II.	Components of the Company’s Compensation Program for Executive Officers

Company executive officers receive a compensation package which consists of the following components:

Cash Components

•	annual base salary; and

•	the Company’s short-term incentive compensation program, the Management Incentive Plan (“MIP”), provides participants the opportunity, subject to meeting specified goals, to earn an annual cash bonus.

Equity Component

•	the Company’s long-term incentive compensation program, in the form of a potential annual grant of restricted shares or restricted stock units (“Restricted Stock Award”), provides participants the opportunity, subject to meeting specified goals, to earn equity in the Company which generally vests at the end of a four-year period.

Health and Retirement Benefits

•	participation in a supplemental executive retirement plan;

•	participation in health and welfare plans upon substantially the same terms as available to other salaried employees of the Company; and

•	participation in retirement plans (such as a 401(k) plan, defined benefit pension plan and employee stock ownership plan) upon substantially the same terms as available to other salaried employees of the Company.

Other Benefits

•	the right to defer part of their salary or cash bonus under a non-qualified, voluntary, deferred compensation plan; and

•	selected perquisites for certain executive officers such as limited financial and tax planning assistance, use of the Company aircraft, and select reimbursement for club dues and expenses.

III.	Determination of Base Salaries for Executive Officers

The Company believes the compensation paid to executive officers must be competitive enough to attract and retain qualified individuals and must be fair and equitable. The Company also believes that there are certain non-financial, intangible elements of the overall compensation program which provide a positive work environment and have value for the Company’s employees. The commitment to one another as valued employees and the adherence to the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence are reflected in how we conduct ourselves and the pride we take in a job well done.

In an effort to provide competitive, yet fair and equitable base salaries, salary ranges are determined using published and widely available salary market data from a broad cross-section of companies. The market data used by the Executive Compensation Committee to support compensation decisions for the Company’s officers include market data for hundreds of companies that participate in three major executive compensation surveys. The Company does not select specific peer companies for this purpose. The three survey databases used for the most recent pay analysis conducted by Towers Perrin include the 2008 U.S. CDB General Industry Executive Database (“Towers Perrin”); the 2008/2009 Survey Report on Top Management Compensation (“Watson Wyatt”); and the 2008 Mercer Benchmark Database — Executive Survey Report (“Mercer”) (collectively, the “Compensation Study”). The information for all companies reporting data for a specific job from the Towers Perrin and Mercer surveys and for all non-durable goods companies from the Watson Wyatt survey is used when the Executive Compensation Committee reviews compensation. This data is then size-adjusted using regression analysis to reflect the Company’s revenue and, where appropriate, the size of a specific business area.

Salary ranges are determined in the same manner for each salaried employee of the Company, including each executive officer. The actual base salary paid to each executive officer is designed to fall within the range established by the Company and to also reflect the experience of the executive officer and the scope of his or her responsibility.

With respect to the Co-CEOs, three job classifications are used to arrive at an appropriate salary range; that of a chief executive officer position, a chief operating officer position and a chairman and chief executive officer position. The data for these three positions is averaged for use by the Executive Compensation Committee in making decisions about the pay for the Co-CEOs.

Positions for all salaried employees, including the officers, are assigned to salary grades with corresponding salary ranges. Decisions regarding salary grades (as well as target MIP opportunities and Restricted Stock Award opportunities as a percentage of base salary, and adjusted where appropriate,) are generally made every two years. However, due to the Folgers coffee transaction, the Company reviewed salary grades and their respective ranges (as well as target MIP opportunities and Restricted Stock Award opportunities as a percentage of base salary) in both fiscal year 2008 and fiscal year 2009. The Executive Compensation Committee targets all compensation relative to a range around the 50th percentile of the market data (“Target Range”) to determine the applicable salary grade. Next, the Executive Compensation Committee reviews each officer’s specific role, responsibilities and experience. The Executive Compensation Committee also reviews considerations of internal pay equity among the members of the officer group, considering such factors as experience, leadership responsibility within the officer group, and roles and responsibilities with the Company, including the size of the business group managed by the officer. Internal equity considerations result in both upward and downward changes from the market median data.

Additionally, to ensure that total direct compensation, including base salary, annual incentives and long-term incentives, paid to executive officers is fair based on role, performance, tenure in position and overall tenure with the Company, the Company, with assistance from Towers Perrin, regularly benchmarks all elements of its compensation program using the Compensation Study.

The Company uses the Target Range, plus or minus 15% of the midpoint, as a goal for assessing the pay for each salaried employee, including the Co-CEOs, Chief Financial Officer and the three other most highly compensated executive officers (“Named Executive Officers” or “NEOs”). The most recent Compensation Study indicated that compensation for the NEOs as of April 30, 2009, compared to the market as follows:

Base salary:

•	three of the NEOs were within the Target Range; and

•	three of the NEOs were below the Target Range.

Target total cash compensation (base salary plus the target opportunity under the MIP):

•	three of the NEOs were within the Target Range; and

•	three of the NEOs were below the Target Range.

Target total direct compensation (total cash compensation plus the target value of performance Restricted Stock Awards):

•	all six of the NEOs were below the Target Range.

When approving compensation for executive officers, the Executive Compensation Committee also considers:

•	support of the Company’s Basic Beliefs of Quality, People, Ethics, Growth, and Independence;

•	individual performance, including financial and operating results as compared to the Company’s financial plan and to prior year results, as well as achievement of personal development objectives;

•	the Company’s overall performance, including sales and earnings results;

•	the Company’s market share gains;

•	implementation of the Company’s strategy;

•	implementation of sound management practices; and

•	the role of appropriate succession planning in key positions.

It is the normal practice that each April, the Executive Compensation Committee requests that management submit salary recommendations for executive officers, other than for the Co-CEOs, using all of the considerations outlined above. These recommendations generally result in salary increases for the executive officers that are, on average, aligned with the Company’s salary increase budget for other salaried employees. The Executive Compensation Committee reviews all of these performance considerations with no single factor necessarily weighted more heavily than another. This year, due to the transformational nature of the Folgers coffee transaction and the dramatically increased size of the Company, the Executive Compensation Committee conducted its compensation review for executive officers in October 2008, with the understanding that the next compensation review for executive officers would not occur until April 2010. As noted above, management does not submit a recommendation regarding salary increases for the Co-CEOs. Due to the Folgers coffee transaction, the Executive Compensation Committee requested that management submit salary recommendations for the executive officers, other than the Co-CEOs, in October instead of April. The salary increases for fiscal year 2010 were effective on January 5, 2009 for the executive officers, other than the Co-CEOs.

In setting and approving fiscal year 2009 compensation for the Co-CEOs, the Executive Compensation Committee holds the Co-CEOs responsible for ensuring that each of the objectives set forth above are achieved and each is assessed in their respective roles in regard to:

•	setting the tone for corporate responsibility by adhering to the Company’s Basic Beliefs of Quality, People, Ethics, Growth and Independence;

•	managing the business, over the long term, to serve the Company’s constituents, namely consumers, customers, employees, suppliers, communities in which we work, and our shareholders;

•	delivering positive financial and operational results as reflected in the Company’s financial plan;

•	delivering positive earnings results;

•	designing and implementing the Company’s strategic vision; and

•	developing appropriate succession planning for key executive positions.

At the Executive Compensation Committee’s October 2008 meeting, the Executive Compensation Committee, with input from the Nominating and Corporate Governance Committee, concluded that the Co-CEOs continue to meet and exceed these performance measures. The Executive Compensation Committee considered these factors when determining the base salary and MIP target for the Co-CEOs at the October 2008 meeting and MIP awards at the June 2009 meeting. The salary increases for the Co-CEOs were effective on May 1, 2009.

As noted in the Summary Compensation Table on page 41 of this proxy statement, the Company’s Co-CEOs received identical base salaries, MIP awards, and Restricted Stock Awards. The differences in amounts reported as compensation for these individuals reflect the different impact of their respective stock-based awards under SFAS 123R, and the differences between the two executives’ credited years of service under The J. M. Smucker Company Employees’ Retirement Plan (the “Qualified Pension Plan”) and The J. M. Smucker Company Top Management Supplemental Retirement Benefit Plan, a non-qualified supplemental retirement plan (the “SERP”).

The Executive Compensation Committee has retained Towers Perrin as an outside consultant to assist the Executive Compensation Committee, as requested, to fulfill various aspects of its charter. Towers Perrin reports directly to the Executive Compensation Committee and also participates in executive sessions with the Executive Compensation Committee, without members of the Company’s management present. The Co-CEOs, the Senior Vice President, Corporate and Organization Development, the Vice President and General Counsel, and the Corporate Secretary also attend the non-executive portions of the Executive Compensation Committee meetings. Pursuant to its governance corporate model, the Executive Compensation Committee makes all decisions concerning pay and benefits for the Company’s officers, and the Executive Compensation Committee relies on Towers Perrin for advice, data and market information regarding executive compensation. During fiscal year 2009, Towers Perrin regularly attended Executive Compensation Committee meetings and assisted the Executive Compensation Committee with:

•	updating relevant trends and technical developments in executive compensation;

•	assessing the competitiveness of pay levels and practices across the industry;

•	evaluating programs and recommendations put forth by management against the Executive Compensation Committee’s stated rewards objectives; and

•	reviewing information and calculations to be included in the compensation sections of the Company’s proxy statement.

The Executive Compensation Committee has authorized Towers Perrin staff members working on the Executive Compensation Committee’s behalf to interact with Company management, as needed, to obtain or confirm information for presentation to the Executive Compensation Committee. Further, the Executive Compensation Committee is kept apprised of other work performed by Towers Perrin on behalf of the Company and also has considered the compatibility of non-compensation services with Towers Perrin’s independence. In fiscal year 2009, this additional work for the Company included consulting work in organizational design, compensation and benefits in connection with the Folgers coffee transaction, consulting work regarding health plan strategy, review of proxy materials, review of plans for compliance with 409A and total compensation review for salaried positions. The Executive Compensation Committee reviews, at least annually, the amount of fees paid to Towers Perrin for work for the Company as well as the nature of services provided.

IV.	What the Company’s Short-Term Incentive Compensation Program is Designed to Reward and How it Works

The Company’s MIP is performance-based and is designed to reward key managers, including executive officers, for their contribution to the Company based on clear, measurable criteria.

After the end of each fiscal year, the Executive Compensation Committee reviews management’s recommendations for MIP bonuses for executive officers (other than a recommendation for the Co-CEOs for whom management makes no recommendation). The Executive Compensation Committee evaluates the following criteria and information in approving MIP awards for executive officers:

•	the Company’s performance in relation to its non-GAAP earnings per share goal for the fiscal year, which goal is also approved by the Executive Compensation Committee in June of each year for the fiscal year commencing the prior May 1st. The earnings per share goal is calculated excluding restructuring and merger and integration charges. The determination of Company performance, excluding these charges, is consistent with the way management internally evaluates its business;

•	personal performance of the executive officer based on achievement of corporate performance goals, and adjusted, either up or down, in extraordinary circumstances;

•	if an executive officer has responsibilities that align with a strategic business area, a percentage of this award is tied to that strategic business area’s performance in relation to its annual profit goal and the Executive Compensation Committee will review attainment of relevant profit goals for those areas;

•	awards to each executive officer for the prior three years, as well as base salary for the fiscal year just ended and “target award” information for each executive officer; and

•	no awards are made unless the Company first achieves 80% of its earnings per share goal.

“Target awards” for executive officers under the MIP are also approved by the Executive Compensation Committee and represent a percentage of each executive officer’s base salary. The appropriate MIP target award percentage for each executive officer is reviewed regularly by the Executive Compensation Committee with input from Towers Perrin. The most recent Compensation Study indicated the MIP target award percentages were generally at the median of the survey group. Executive officers’ MIP target awards range from 35% to 90% of base salary depending on the responsibilities and experience of the executive officer. For fiscal year 2009, the most an executive officer is eligible to receive in any one fiscal year is twice the MIP target award (i.e., between 70% to 180% of base salary).

Participants in the MIP, other than participants who were part of the Folgers coffee transaction, receive a percentage of their target award based on the Company or strategic business area performance as shown in the following table:

		Percentage
		of Target
	Performance	Award
Ranges	Level Achieved	Earned

Below Threshold	<80%	0%
Threshold	80%	25%
Target	100%	100%
Maximum	110%	200%

In the event performance is between the ranges set forth in the matrix above, the Executive Compensation Committee determines the percentage of the award that is earned by mathematical interpolation, and for each increase of 1% above the target performance level, the percentage of target award earned will increase by 10%.

Additionally, if an executive officer is part of a strategic business area, 50% of the MIP target award is generally tied to the performance of the strategic business area. The individual performance component of the Company’s MIP involves subjective evaluation by the Executive Compensation Committee of the executive officers based on the following criteria:

•	providing leadership through adherence to the Company’s Basic Beliefs;

•	creating a culture of success and teamwork;

•	demonstrating and implementing key strategic initiatives;

•	nurturing and developing the future generation of Company leaders; and

•	assuming key leadership roles within the Company.

A chart illustrating this allocation is as follows:

	Weighting of Target Award
		Strategic
	Corporate	Business Area
Performance Categories	Participants	Participants

Corporate Performance	50%	25%
Individual Performance	50%	25%
Strategic Business Area Performance	0%	50%

Total	100%	100%

For fiscal year 2009, employees that were part of the coffee business area and related coffee operations received a MIP award based 100% on the operating income for the coffee business for the period July 1, 2008 through April 30, 2009, and for the successful integration of the coffee business into the Company’s overall business and operations.

Vincent C. Byrd, President — U.S. Retail Coffee and a NEO, received a MIP award for 2009 based on 50% corporate performance, 25% individual performance and 25% coffee strategic business area performance. Under this formula, MIP awards made to coffee employees who were part of the Folgers coffee transaction did not exceed 150% of the target award and were no less than 50% of the target.

Set forth below is an example of the calculation of a MIP award, in 2009, for a coffee business participant, who joined the Company as part of the Folgers coffee transaction.

Example: An employee within the coffee business area, an annual base salary of $96,000, and a MIP target award of 25% of base salary, would receive the MIP awards shown below based on achievement of target performance. The MIP earned shown below is prorated to give effect to a ten month period instead of a twelve month period by multiplying the target award by 5/6th.

	Percentage
	of Target
	Award	MIP
Ranges	Earned	Earned

Below Threshold of 80% of Target	50%	$10,000
80% – 94% of Target	90%	$18,000
95% – 102% of Target	100%	$20,000
103% – 109% of Target	120%	$24,000
110% or more of Target	150%	$30,000

The MIP awards for the Co-CEOs are based on the same corporate performance standards as used for other corporate participants in the MIP; however, no recommendation is made by management concerning the individual awards for the Co-CEOs. The MIP awards for each of the Co-CEOs are determined by the Executive Compensation Committee based on its evaluation of the criteria outlined above.

Set forth below is an example of the calculation of a MIP award for a corporate participant:

Example: Executive officer with corporate responsibilities, an annual base salary of $200,000, and a MIP target award of 50% of base salary, would receive the following MIP awards based on achievement of target performance for all categories as shown below:

		Percentage
		of Target
	Performance	Award	MIP
Ranges	Level Achieved	Earned	Earned

Below Threshold	<80%	0%	$0
Threshold	80%	25%	$25,000
Target	100%	100%	$100,000
Maximum	110%	200%	$200,000

Specifically, with respect to fiscal year 2009, the Executive Compensation Committee approved the corporate non-GAAP earnings per share goal of $3.30. In order to receive 100% of the target opportunity under the corporate component of the MIP, the Company had to achieve non-GAAP earnings per share of $3.30. For its fiscal year 2009, the Company achieved non-GAAP earnings per share of $3.77, representing 114% of the target amount. As a result of exceeding the earnings target, the corporate performance portion of the awards was paid at 200% of the target award for all participants. The MIP for fiscal year 2009 is as shown in the following table:

Management Incentive Plan
Corporate Performance Goals for
Fiscal Year 2009

	Performance Level Achieved	Percentage of MIP
Threshold	(Non-Gaap Earnings per Share)	Opportunity Earned

Below Threshold	below $2.64 (80% of target)	0%
Threshold	at $2.64 (80% of target)	25%
Target	$ 3.30 (target)	100%
Maximum	$ 3.63 (110% of target)	200%

For fiscal year 2009, all of the executive officers included in the Summary Compensation Table were participants in MIP and the weighting of the target award for each executive officer is set forth in the table below:

Management Incentive Plan
Weighting of Target Award
For NEOs
Fiscal Year 2009

	Weighting of Target Award
			Strategic
	Corporate	Individual	Business Area
Executive Officer	Performance	Performance	Performance

Timothy P. Smucker	50%	50%	0%
Richard K. Smucker	50%	50%	0%
Mark R. Belgya	50%	50%	0%
Vincent C. Byrd	50%	25%	25%
Donald D. Hurrle, Sr.	25%	25%	50%
Steven Oakland	25%	25%	50%

The Company believes that the performance targets established by the Executive Compensation Committee require participants, including executive officers, to perform at a high level in order to achieve the 2000 through 2009 target performance levels. During this ten-year period, the Company achieved performance in excess of the target level eight times, achieved the maximum performance level twice, and failed to achieve the target performance twice. During the same time period, the Company’s annual compounded earnings per share growth rate was approximately 10%. Generally, the Executive Compensation Committee sets the minimum, target and maximum levels such that the relative difficulty of achieving the target level is consistent from year to year.

V.	What the Company’s Long-Term Incentive Compensation Program (Performance-Based Restricted Stock) is Designed to Reward and How it Works

The Company’s long-term, performance-based compensation is stock based and is designed to align the interests of management with the interests of the Company’s shareholders. The goals of the Company’s long-term incentive compensation program are to:

•	encourage executive officers and key managers to focus on long-term Company performance;

•	provide an opportunity for key managers to increase stock ownership in the Company;

•	create opportunities for participants to share in growth over the long term; and

•	act as a retention incentive for executive officers and key managers.

Restricted Stock Awards are issued under the 2006 Plan. The Company grants restricted stock units (in lieu of restricted shares) to certain participants who reside outside the U.S., in order to comply with local laws and to provide favorable tax treatment to the foreign recipients. Discussion in this Compensation Discussion and Analysis relating to restricted shares also applies to the limited awards of restricted stock units granted outside the U.S. In connection with the completion of the Folgers coffee transaction, the Company made special one time grants to the Folgers coffee employees. Those grants vest at the end of three years and, in certain limited circumstances, will vest immediately upon a job or position elimination.

The essential features of the Restricted Stock Awards are as follows:

•	subject to Executive Compensation Committee approval, grants of Restricted Stock Awards are made each June when the Company meets or exceeds the threshold performance goals for the most recently ended fiscal year. As noted above, a special one time Restricted Stock Award was made to Folgers coffee employees on November 18, 2008;

•	actual Restricted Stock Awards are based on the Company’s earnings per share performance as established by the Executive Compensation Committee the previous June (on the same earnings per share basis as MIP awards are determined). In January 2009, the Executive Compensation Committee reviewed the earnings per share performance approved in June 2008, to incorporate the earnings per share performance goals of the coffee business;

•	target opportunities for Restricted Stock Awards (i.e., the amount of restricted shares a participant is eligible to receive) are computed based on a participant’s base salary level at the beginning of the fiscal year in which the Restricted Stock Award is made and considerations of internal equity (similar to the considerations used in determining the target award under the MIP, including the Compensation Study) and these goals and targets are communicated to participants at the beginning of each fiscal year;

•	Restricted Stock Awards vest 100% at the end of a four-year period so long as a participant remains an employee of the Company, except as noted above, the special one time Restricted Stock Awards made to Folgers coffee employees on November 18, 2008 vest at the end of a three year period. Restricted Stock Awards made to participants who reach the age of 60 and have a minimum of 10 years of service with the Company vest immediately. Restricted Stock Awards to Folgers coffee participants who were 48 years of age or older on November 19, 2008, and who reach the age of 57.5 years and have been with the Company (including credit for years of service with The Procter & Gamble Company) for a total of 20 years, will vest immediately upon retirement anytime after November 6, 2010. The Company also has pro-rata vesting, in specific, limited circumstances such as job elimination or sale of the related business; and

•	actual Restricted Stock Awards range from 0% of the restricted shares target award amount, if the Company fails to achieve 80% of its earnings goal, to a maximum of 150% of the restricted shares target award amount if the Company exceeds 120% of its earnings goal as shown in the table below. In the event performance is between the ranges set forth below, the Executive Compensation Committee determines the percentage of the Restricted Stock Award that is earned by mathematical interpolation, and for each increase of 1% above the target performance level, the percentage of target award will increase by 2.5%.

		Percentage
	Achievement	of Target
	of Target	Award
Ranges	Performance	Earned

Below Threshold	<80%	0%
Threshold	80%	50%
Target	100%	100%
Maximum	120%	150%

Restricted Stock Awards, rounded to the nearest five shares, are reviewed and approved by the Executive Compensation Committee in June based on the previous fiscal year’s performance. Participants must be employed by the Company at the time of the Restricted Stock Award to receive shares. For all executive officers, except the Co-CEOs, the Company initially determines the dollar value of the restricted shares that has been earned and such determination is approved by the Executive Compensation Committee. The stock price used to determine the number of shares to be awarded is based on the average of the closing stock prices for the final five trading days during fiscal year 2009 and the first five trading days in fiscal year 2010. The base salary used is that in effect as of the beginning of fiscal year 2010.

In order to qualify the Restricted Stock Awards made to the Co-CEOs for fiscal year 2009 as performance-based awards under Section 162(m) of the Internal Revenue Code (the “IRC”), the Company grants performance units to the Co-CEOs in June of each year, which are paid in the form of restricted shares (like the other executive officers) at the end of the fiscal year in which they were granted, assuming the applicable performance standards relating to earnings per share were met. For grants made in fiscal year 2010, the Company will grant performance units to the Co-CEOs, as well as other executive officers, which will also be payable in Restricted Stock Awards to the extent that performance goals are achieved. Management makes no recommendation regarding long-term incentive awards for the Co-CEOs, but the Executive Compensation Committee, after considering input from Towers Perrin regarding market conditions and pay competitiveness, makes grants to the Co-CEOs based on the same performance standards as used for the other participants.

Following the end of fiscal year 2009, the Executive Compensation Committee determined the number of performance units that were earned. The performance units were paid in the form of shares of restricted stock, which restricted shares for the Co-CEOs were issued out of shares available under the 2006 Plan. The performance units (each worth $1) were converted to a number of restricted shares based on the average stock price for the final five trading days during fiscal year 2009 and the first five trading days in fiscal year 2010. The restricted shares earned were granted to the Co-CEOs pursuant to the same terms as the restricted shares granted to the other executive officers and are subject to a four-year vesting period. However, as with other participants, once either of the Co-CEOs reaches the age of 60 and has a minimum of 10 years of service with the Company, his restricted shares will vest immediately. Based on age and length of service, the restricted shares granted to Timothy P. Smucker and Richard K. Smucker vested upon grant. Specifically, with respect to fiscal year 2009, the Company achieved 114% of its non-GAAP earnings per share performance level resulting in a Restricted Stock Award of 135% of the Restricted Stock Award target.

VI.	Health Benefits

The Company provides executive officers with health and welfare plans upon substantially the same terms as available to most other salaried employees of the Company and its domestic subsidiaries. These benefit plans include medical, dental, life, and disability insurance coverage.

VII.	Pension and Retirement Plans, the Non-qualified Supplemental Retirement Plan, and the Voluntary Deferred Compensation Plan

Company executive officers participate in the Employee Stock Ownership Plan (the “ESOP”), the Qualified Pension Plan, and The J. M. Smucker Company Employee Savings Plan (the “401(k) Plan”). Participation in these plans is an important component of the overall compensation package for all Company employees, including its executive officers. Substantially all of the Company’s U.S. non-represented employees are eligible to participate in these plans, each upon the terms set forth in the specific plans applicable to each participant.

ESOP

The Company makes a contribution of approximately 2% of base salary to eligible employees through the ESOP.

401(k) Plan

The 401(k) Plan is the primary Company-provided retirement plan for certain eligible employees. The 401(k) Plan provides a 50% match on employees’ contributions of up to 6% of pay (maximum Company match of 3% of pay) for employees age 40 and over as of December 31, 2007, and a 100% match on employees’ contributions of up to 6% of pay for employees under the age of 40 as of December 31, 2007, or those becoming new participants, regardless of age, on or after January 1, 2008.

Qualified Pension Plan

On January 1, 2008, the Company adopted changes to the Qualified Pension Plan whereby employees under the age of 40 as of December 31, 2007, will not earn future additional benefits and employees age 40 and over as of December 31, 2007, will continue to earn future benefits. The Qualified Pension Plan is a qualified defined benefit plan which provides a pension benefit based upon years of service with the Company and upon final average pay (average base salary compensation for the five most highly compensated consecutive years of employment). Benefits under the Qualified Pension Plan are 1% of final average pay times the participant’s years of service with the Company.

SERP

In addition to retirement benefits under the Qualified Pension Plan, 401(k) Plan and ESOP, certain executive officers of the Company, including the NEOs, also participate in the SERP, entitling them to certain supplemental benefits upon their retirement. Benefits under the SERP, which are based upon years of service, are 55% (reduced for years of service less than 25) of the average of base salary, holiday bonus, and MIP bonus for the five most highly compensated, consecutive years of employment, less any benefits received under the Qualified Pension Plan and Social Security.

The J. M. Smucker Company Defined Contribution Supplemental Executive Retirement Plan, which became effective on May 1, 2008, provides a benefit for certain executive officers not participating in the SERP (the “New SERP”). The New SERP will entitle participants to certain supplemental benefits upon their retirement, based upon an annual contribution by the Company equal to 7% of the sum of the participant’s base salary, holiday bonus, and MIP bonus, along with an interest credit made each year commencing on April 30, 2009. Participants in the New SERP will be eligible for benefits upon the attainment of age 55 and 10 years of service with the Company. The NEOs are not participants in the New SERP, but will continue to participate in the SERP.

Deferred Compensation Plan

Executive officers may elect to defer up to 50% of salary and up to 100% of the MIP award in The J. M. Smucker Company Voluntary Deferred Compensation Plan (the “Deferred Compensation Plan”). The amounts deferred are credited to notional accounts selected by the executive that mirror the investment alternatives available in the 401(k) Plan. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or equal annual installments ranging from two to ten years.

The SERP, the New SERP, and the Deferred Compensation Plan are non-qualified deferred compensation plans and, as such, are subject to the rules of Section 409A of the IRC, which restrict the timing of distributions.

VIII.	Other Benefits Executive Officers Receive

The executive officers, like all salaried and hourly non-represented employees of the Company, receive an annual holiday bonus equal to 2% of their base salary.

Executive officers are provided certain personal benefits not generally available to all employees. The Executive Compensation Committee believes these additional benefits are reasonable and enable the Company to attract and retain outstanding employees for key positions. These benefits include financial and tax planning assistance, reimbursement for specified club dues and expenses, executive physicals, participation in the SERP or the New SERP, and the Deferred Compensation Plan. Additionally, the Executive Compensation Committee and the Board have strongly encouraged the Co-CEOs and their families to use corporate aircraft for all air travel for security purposes. The value of personal travel on the corporate aircraft is calculated in accordance with applicable regulations under the IRC and is included in the Co-CEOs’ taxable income for the year. The value of these personal benefits for the NEOs, to the extent the aggregate value exceeded $10,000 for fiscal year 2009, is included in the Summary Compensation Table.

As a result of the Folgers coffee transaction, the Company has requested that Vincent C. Byrd, President — U.S. Retail Coffee, spend a majority of his time at the current office for the coffee business located in Cincinnati, Ohio, in order to build his organization and develop working relationships with his team. While based in Cincinnati, Mr. Byrd is provided with a Company-paid apartment in the Cincinnati area, meals and a vehicle for commuting.

The Executive Compensation Committee reviews, on an annual basis, the types of perquisites and other benefits provided executive officers, as well as the dollar value of each perquisites paid to executive officers.

IX.	Description of Agreements with Executive Officers

Employment Agreements

The Company does not have employment agreements, golden parachute agreements, or change of control agreements with any employee. Should there be a change in control of the Company, all outstanding equity awards (other than the performance units for the Co-CEOs described above) will immediately vest. The definition of change of control for purposes of accelerating the vesting of Restricted Stock Awards is set forth in the 2006 Plan and The J. M. Smucker Company 1998 Equity and Performance Incentive Plan (the “1998 Plan”).

Consulting Agreements

The Co-CEOs have entered into Consulting Agreements with the Company. These agreements are designed to recognize the value of the Smucker family’s involvement in the business and to preserve this value for a period following the termination of employment of either of the Co-CEOs. The consulting agreements generally require each of the Co-CEOs to maintain his public representation of the Company for three years following the termination of full-time employment with the Company. The Board also believes that it is crucial to the strength of the Smucker’s brand that neither Timothy P. Smucker nor Richard K. Smucker undertake activities after the end of his employment with the Company that might be to the competitive disadvantage of the Company.

In June 2009, Donald D. Hurrle, Sr. retired as Vice President, Sales, Grocery Market of the Company after 32 years of service. At the time of his retirement, Mr. Hurrle entered into a Consulting Agreement with the Company pursuant to which he agreed to provide consulting services to the Company, as requested, for a period of one year.

In June 2007, John D. Milliken retired as a Vice President, Logistics and Fruit Processing of the Company after 34 years of service. At the time of his retirement, Mr. Milliken entered into a Consulting Agreement with the Company pursuant to which he agreed to provide consulting services to the Company, as requested, for a period of one year.

In July 2007, Richard F. Troyak retired as Vice President, Operations of the Company after 29 years of service. At the time of his retirement, Mr. Troyak entered into a Consulting Agreement with the Company pursuant to which he agreed to provide consulting services to the Company, as requested, for a period of one year.

In December 2007, Robert E. Ellis retired as Vice President, Human Resources of the Company after 29 years of service. At the time of his retirement, Mr. Ellis entered into a Consulting Agreement with the Company pursuant to which he agreed to provide consulting services to the Company, as requested, for a period of one year.

X.	Tax and Accounting Considerations

The Executive Compensation Committee has considered the potential impact on the Company’s compensation plans of the $1,000,000 cap on deductible compensation under Section 162(m) of the IRC. Compensation that qualifies as performance-based compensation is exempt from the cap on deductible compensation. To date, Timothy P. Smucker, Richard K. Smucker, and Vincent C. Byrd have been paid compensation in excess of $1,000,000 that could be subject to the Section 162(m) limitation. The Executive Compensation Committee is committed to establishing executive compensation programs that will maximize, as much as possible, the deductibility of compensation paid to executive officers. To the extent, however, that the Executive Compensation Committee from time to time believes it to be consistent with its compensation philosophy and in the best interests of the Company and its shareholders to award compensation that is not fully deductible, it may choose to do so.

During fiscal year 2009, the Executive Compensation Committee continued to monitor the regulatory developments under Section 409A of the IRC, which was enacted as part of the American Jobs Creation Act of 2004. Section 409A imposes additional limitations on non-qualified deferred compensation plans and subjects those plans to additional conditions.

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the Company’s NEOs for fiscal years 2009, 2008 and, if required, 2007. Please read the Compensation Discussion and Analysis in conjunction with reviewing this table.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
Name and		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Principal Position	Year	($)(1)	($)(2)	($)(3)	($)	($)(4)	($)(5)	($)(6)(7)	($)

Timothy P. Smucker	2009	761,000	15,220	2,419,405	—	1,369,800	174,024	93,421	4,832,870
Chairman of the Board and	2008	730,000	14,600	1,573,784	—	876,000	—	90,152	3,284,536
Co-Chief Executive Officer	2007	700,000	14,000	2,232,781	—	840,000	916,198	89,899	4,792,878
Richard K. Smucker	2009	761,000	15,220	2,578,162	—	1,369,800	789,273	79,262	5,592,717
Executive Chairman, President	2008	730,000	14,600	3,478,864	—	876,000	341,800	85,236	5,526,500
and Co-Chief Executive Officer	2007	700,000	14,000	2,110,094	—	840,000	1,284,881	119,169	5,068,144
Mark R. Belgya	2009	284,615	65,200	276,947	—	320,000	85,330	10,071	1,042,163
Vice President and Chief	2008	245,000	4,900	197,055	—	166,000	46,993	9,937	669,885
Financial Officer	2007	230,000	4,700	172,573	—	160,000	181,228	9,786	758,287
Vincent C. Byrd	2009	446,154	8,000	516,035	—	550,000	204,651	30,032	1,754,872
President, U.S. Retail — Coffee	2008	373,423	7,300	351,373	—	276,000	50,339	28,340	1,086,775
	2007	337,577	6,700	322,165	—	260,000	356,005	21,845	1,304,292
Donald D. Hurrle, Sr.	2009	273,231	4,960	642,088	—	300,000	221,886	24,849	1,467,014
Vice President, Sales,	2008	244,408	4,760	358,622	—	126,000	60,640	27,840	822,270
Grocery Market
Steven Oakland	2009	351,539	6,600	355,259	—	394,000	73,333	24,780	1,205,511
President, U.S. Retail	2008	304,038	6,000	245,745	—	130,000	—	21,714	707,497
Smucker’s, Jif and Hungry Jack

(1)	Included in the Salary column (c) is unused vacation from calendar 2008 paid to the following NEOs in fiscal year 2009: Mark R. Belgya ($6,154), Vincent C. Byrd ($15,385), and Donald D. Hurrle, Sr. ($9,231).

(2)	Included in the Bonus column (d) is a holiday bonus representing 2% of base salary at the time of payment. Also included in the Bonus column (d) is a special bonus ($60,000) awarded to Mark R. Belgya in respect of his efforts related to the Folgers coffee transaction.

(3)	The Stock Awards column (e) represents compensation expense recognized for financial reporting purposes during fiscal year 2009 in accordance with SFAS 123R related to the Restricted Stock Awards granted in fiscal years 2006, 2007, 2008 and 2009. Amounts included in column (e) also include compensation expense recognized during fiscal year 2009 in connection with Restricted Stock Awards made to the NEOs on June 16, 2009, based on achievement of performance targets established for fiscal year 2009. Compensation expense related to the June 2009 grant was based on the requisite service period, which includes a one-year performance period plus the vesting period. Additional information regarding the Company’s SFAS 123R assumptions can be found in Notes A and J of the Notes to Consolidated Financial Statements of the Company’s 2009 Annual Report.

Restricted shares generally vest over a four-year period from the date of grant or upon the attainment of age 60 and 10 years of service with the Company, if earlier. Timothy P. Smucker, Richard K. Smucker, and Donald D. Hurrle, Sr. were at least age 60 with 10 years of service at fiscal year end. During the vesting period, the NEOs are the beneficial owners of the restricted shares and possess all voting and dividend rights. Dividends are payable at the same rate as is paid on the Company’s common shares generally. During fiscal year 2009, the Company paid quarterly dividends at a rate of $0.32 per share, plus a one-time special dividend of $5.00 per share as part of the Folgers coffee transaction.

In order to qualify the June 16, 2009 Restricted Stock Award described above as performance-based compensation under Section 162(m) of the IRC, at the beginning of the fiscal year 2009, Timothy P. Smucker and Richard K. Smucker were granted performance units with a one-year performance period. Each performance unit is equal in value to $1.00. The actual number of performance units earned was paid out in the form of restricted shares and the related compensation expense is included in the table in column (e).

(4)	Amounts shown in column (g) represent performance-based awards under the MIP. The incentive payment was based on achievement of performance targets established for fiscal year 2009 and was paid in June 2009, subsequent to the end of the fiscal year. Performance criteria under the MIP relate to the Company’s performance, individual performance, and in some cases, strategic business area performance, and are discussed in detail under the caption “Compensation Discussion and Analysis.”

(5)	Amounts shown in column (h) represent the increase in present value of accumulated benefits accrued under the Qualified Pension Plan and the SERP. A discussion of the assumptions made in determining this increase is included below under the heading “Pension Benefits.”

(6)	Column (i) includes payments made by the Company to defined contribution plans, life insurance premiums related to the NEOs, and tax gross ups on the SERP. Additionally, perquisites were included in this column based on their incremental cost to the Company for any NEO whose total exceeded $10,000.

(7)	The NEOs received various perquisites provided by or paid by the Company. These perquisites included personal use of corporate aircraft, reimbursement of specified club dues and expenses, annual physical examinations, financial and tax planning assistance, occasional use of company-purchased season tickets to entertainment events, and, in the case of one of the NEOs, use of a Company-paid apartment in Cincinnati, Ohio. The Board strongly encourages Timothy P. Smucker and Richard K. Smucker and their families to use corporate aircraft for all air travel for security purposes.

All NEOs, with the exception of Mark R. Belgya, received perquisites in excess of $10,000 for fiscal year 2009. The incremental value of the perquisites for these executive officers is included in column (i). The aggregate value of each perquisite or other personal benefit exceeding $25,000 is shown below.

The Company used incremental costs, including costs related to fuel, landing fees, crew meals and other miscellaneous costs, in valuing personal use of corporate aircraft in fiscal year 2009.

     Personal Use of Aircraft

Name	2009

Timothy P. Smucker	$55,302
Richard K. Smucker	$51,011

2009 GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payouts Under			Estimated Future Payouts Under
		Non-Equity Incentive Plan			Equity Incentive Plan
		Awards (1)			Awards (4)
(a)	(b)	(c)	(d)	(e)	(f)		(g)		(h)		(i)
											Grant Date
											Fair Value of
											Stock and
											Option
	Grant	Threshold	Target	Maximum	Threshold		Target		Maximum		Awards
Name	Date	($)	($)	($)	(#)		(#)		(#)		($)(5)
Timothy P. Smucker	—	171,225	684,900	1,369,800	—		—		—		—
	6/17/2008	—	—	—	837,100	(2)	1,674,200	(2)	2,511,300	(2)	1,674,200
Richard K. Smucker	—	171,225	684,900	1,369,800	—		—		—		—
	6/17/2008	—	—	—	837,100	(2)	1,674,200	(2)	2,511,300,	(2)	1,674,200
Mark R. Belgya	—	40,000	160,000	320,000	—		—		—		—
	6/17/2008	—	—	—	144,000	(3)	288,000	(3)	432,000	(3)	288,000
Vincent C. Byrd	—	68,750	275,000	550,000	—		—		—		—
	6/17/2008	—	—	—	300,000	(3)	600,000	(3)	900,000	(3)	600,000
Donald D. Hurrle, Sr.	—	37,500	150,000	300,000	—		—		—		—
	6/17/2008	—	—	—	135,000	(3)	270,000	(3)	405,000	(3)	270,000
Steven Oakland	—	55,000	220,000	440,000	—		— --		—		—
	6/17/2008	—	—	—	200,000	(3)	400,000	(3)	600,000	(3)	400,000

(1)	Estimated future payouts included in the Non-Equity Incentive Plan Awards columns relate to cash payments eligible under the Company’s MIP. The amounts in column (c) reflect 25% of the target amount in column (d), while the amounts in column (e) reflect 200% of such target amounts. The amounts are based on salaries in effect as of April 30, 2009 for each NEO which is the basis for determining the actual payments to be made subsequent to year end.

(2)	This number reflects the number of performance units granted in June 2008. Each performance unit is equal in value to $1.00 and has a one-year performance period. The actual dollar amount earned was converted into restricted shares using $39.50, the average closing share price for the final five trading days during fiscal year 2009 and the first five trading days in fiscal year 2010, and rounded to the nearest five shares. The restricted shares were paid out on June 16, 2009, subsequent to year end and were issued out of the 2006 Plan. Compensation expense related to the requisite service period for the Restricted Stock Awards is included in the Summary Compensation Table in column (e).

(3)	In June 2008, the Executive Compensation Committee approved fiscal year 2009 target awards which granted these NEOs a conditional right to receive restricted shares at the end of the fiscal 2009 one-year performance period. The target awards represent a percentage of base salary that will be paid out in the form of restricted shares upon meeting performance targets. This number reflects the potential dollar value of restricted shares to be received by the NEO, based on May 1, 2009 salaries. The actual dollar amount earned was converted into restricted shares using $39.50, the average closing share price for the final five trading days during fiscal year 2009 and the first five trading days in fiscal year 2010, and rounded to the nearest five shares. The restricted shares were paid out on June 16, 2009, subsequent to year end and were issued out of the 2006 Plan.

(4)	Subsequent to year end, the actual number of Restricted Stock Awards granted to each NEO as a result of earning the awards referred to in the preceding footnotes 2 and 3 were as follows. The NEO must be employed by the Company at the time the Executive Compensation Committee meets subsequent to fiscal year end in order to be eligible to receive the earned restricted shares.

Restricted Shares
Awarded on
Name	June 16, 2009

Timothy P. Smucker	57,220
Richard K. Smucker	57,220
Mark R. Belgya	9,845
Vincent C. Byrd	20,505
Donald D. Hurrle, Sr.	9,230
Steven Oakland	13,670

Restricted shares generally vest four years from the date of grant or upon the attainment of age 60 and 10 or more years of service with the Company, whichever is earlier. The Restricted Shares Awards issued to Timothy P. Smucker, Richard K. Smucker, and Donald D. Hurrle, Sr. vested immediately because each of them is more than the age of 60 and has more than 10 years of service with the Company.

(5)	The grant date fair value of Restricted Stock Awards was computed using the target level award in column (g). Each performance unit has a value of $1.00.

2009 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
								Equity		Equity
			Equity					Incentive		Incentive
			Incentive				Market	Plan Awards:		Plan Awards:
			Plan Awards:				Value of	Number of		Market or
	Number of	Number of	Number of			Number of	Shares or	Unearned		Payout Value
	Securities	Securities	Securities			Shares or	Units of	Shares, Units		of Unearned
	Underlying	Underlying	Underlying			Units of	Stock	or Other		Shares, Units or
	Unexercised	Unexercised	Unexercised	Option		Stock That	That	Rights That		Other Rights
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not		That Have
	Exercisable	Unexercisable	Options	Price	Expiration	Vested	Vested	Vested		Not Vested
Name	(#)(1)	(#)	(#)	($)	Date	(#)(2)	($)(3)	(#)(6)		($)
Timothy P. Smucker	—	—	—	—	—	—	—	2,511,300	(4)	2,511,300
	50,000	—	—	44.1700	10/27/14	—	—	—		—
	30,000	—	—	43.3800	10/28/13	—	—	—		—
Richard K. Smucker	—	—	—	—	—	—	—	2,511,300	(4)	2,511,300
	—	—	—	—	—	—	—	—		—
	50,000	—	—	44.1700	10/27/14	—	—	—		—
	30,000	—	—	43.3800	10/28/13	—	—	—		—
Mark R. Belgya	—	—	—	—	—	—	—	432,000	(5)	432,000
	—	—	—	—	—	18,025	710,185	—		—
	8,000	—	—	44.1700	10/27/14	—	—	—		—
	5,000	—	—	43.3800	10/28/13	—	—	—		—
	15,000	—	—	33.6600	06/30/12	—	—	—		—
Vincent C. Byrd	—	—	—	—	—	—	—	900,000	(5)	900,000
	—	—	—	—	—	32,020	1,261,588	—		—
	15,000	—	—	44.1700	10/27/14	—	—	—		—
	10,000	—	—	43.3800	10/28/13	—	—	—		—
	50,000	—	—	33.6600	06/30/12	—	—	—		—
	14,176	—	—	24.9974	10/23/10	—	—	—		—
Donald D. Hurrle, Sr.	—	—	—	—	—	—	—	405,000	(5)	405,000
Steven Oakland	—	—	—	—	—	—	—	600,000	(5)	600,000
	—	—	—	—	—	22,370	881,378	—		—
	10,000	—	—	44.1700	10/27/14	—	—	—		—
	7,000	—	—	43.3800	10/28/13	—	—	—		—
	20,000	—	—	33.6600	06/30/12	—	—	—		—

(1)	In April 2006, the Executive Compensation Committee approved the acceleration of vesting of stock options previously awarded to employees under its equity-based compensation plans, effective April 12, 2006. The purpose of the accelerated vesting was to minimize future compensation expense that the Company would have been required to recognize following its adoption of SFAS 123R. As a result, all stock options outstanding are exercisable.

(2)	Restricted shares outstanding at year-end will vest on the following dates:

Name	6/5/2009	6/13/2010	6/12/2011	6/17/2012

Timothy P. Smucker	—	—	—	—
Richard K. Smucker	—	—	—	—
Mark R. Belgya	3,970	4,940	4,130	4,985
Vincent C. Byrd	7,115	8,650	7,240	9,015
Donald D. Hurrle, Sr.	—	—	—	—
Steven Oakland	4,955	6,035	5,055	6,325

Restricted shares generally vest four years from the date of grant or upon the attainment of age 60 and 10 years of service with the Company, whichever is earlier.

(3)	The market value of restricted shares was computed using $39.40, the closing share price of the Company’s common shares on April 30, 2009.

(4)	This number reflects the performance units outstanding at year end. Each performance unit has a value of $1.00. The actual dollars earned, based upon achievement of fiscal year 2009 performance goals, were converted to restricted shares in June 2009. The restricted shares issued to Timothy P. Smucker (with a value of $2,260,170) and Richard K. Smucker (with a value of $2,260,170), vested immediately upon date of grant due to their ages and years of service with the Company. The value of the restricted shares was computed using the average closing share price for the last five trading days of fiscal year 2009 and the first five trading days of fiscal year 2010. In accordance with published SEC guidance, because the Company exceeded fiscal year 2008 target goals, the amounts reported in column (i) represent the maximum number of performance units that can be earned for fiscal year 2009.

(5)	This number is denominated in dollars and represents a conditional right to receive a percentage of the NEO’s May 1, 2009 salary paid out in the form of restricted shares, based upon achievement of fiscal year 2009 performance goals. The actual dollars earned were converted into restricted shares in June 2009. In accordance with published SEC guidance, because the Company exceeded fiscal year 2008 target goals, the amounts reported in column (i) represent the maximum dollars that can be earned for fiscal year 2009, which will be converted to restricted shares.

(6)	The NEO must be employed by the Company at the time the Executive Compensation Committee meets subsequent to year end in order to be eligible to receive the earned awards.

2009 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)		(e)
	Number of Shares	Value Realized	Number of Shares		Value Realized on
	Acquired on Exercise	on Exercise	Acquired on Vesting		Vesting
Name	(#)	($)(1)	(#)		($)
Timothy P. Smucker	—	—	32,915	(2)	1,690,679	(5)
Richard K. Smucker	—	—	128,545	(3)	6,643,835	(5)
Mark R. Belgya	—	—	—		—
Vincent C. Byrd	14,176	396,403	—		—
Donald D. Hurrle, Sr.	20,000	344,600	17,930	(4)	773,948	(5)
Steven Oakland	—	—	—		—

(1)	The market price used in determining the value realized was calculated using the average of the high and low share prices on the NYSE on the date of exercise.

(2)	Represents 32,915 shares of restricted stock which vested immediately upon date of grant in June 2008, due to the participant being 60 years of age and having 10 years of service with the Company.

(3)	Represents 95,630 shares of restricted stock which vested in May 2008 and 32,915 shares of restricted stock which vested immediately upon date of grant in June 2008, due to the participant being 60 years of age and having 10 years of service with the Company.

(4)	Represents 17,930 shares of restricted stock which vested in January 2009, due to the participant being 60 years of age and having 10 years of service with the Company

(5)	Value was calculated using the average of the high and low share prices on the NYSE on the date of vesting.

PENSION BENEFITS

The Company maintains two defined benefit plans that cover the NEOs. One is the Qualified Pension Plan, which provides funded, tax-qualified benefits up to the limits on compensation and benefits under the IRC to all salaried employees of the Company. The second is the SERP which provides unfunded, non-qualified benefits to certain executive officers. All of the NEOs included in the 2009 Pension Benefits Table participate in both of these plans.

Qualified Pension Plan

The benefit provided under the Qualified Pension Plan is only payable as an annuity beginning at normal retirement age which is 65. The Qualified Pension Plan benefit expressed as an annual single life annuity is 1% times final average earnings times years of service.

In addition, NEOs who prior to 1991 participated in the old employee contributory portion of the Qualified Pension Plan may also have a frozen contributory benefit based on their participant contributions made prior to April 30, 1991. Those frozen benefits, included as part of the total Qualified Pension Plan benefit, are as follows: $56,600 for Timothy P. Smucker, $48,100 for Richard K. Smucker, $1,400 for Mark R. Belgya, $7,900 for Vincent C. Byrd, $7,800 for Donald D. Hurrle, Sr., and $4,000 for Steven Oakland.

Early retirements under the Qualified Pension Plan are subject to the following rules:

•	if the participant terminates employment prior to normal retirement age without completing five years of service, no benefit is payable from the Qualified Pension Plan;

•	if the participant terminates employment after completing five years of service but prior to attaining age 65, the Qualified Pension Plan benefit is calculated based on final average earnings and service at the time the NEO leaves employment;

•	annuity payments from the Qualified Pension Plan cannot be made prior to the NEO reaching age 55 and require 10 years of service rather than the five years required for vesting;

•	early payments are reduced 4% per year that the benefits start before age 65; and

•	if the participant has more than 30 years of service at the time he terminates employment, early payments are reduced 4% per year from age 62.

As of April 30, 2009, each of Timothy P. Smucker, Richard K. Smucker, Vincent C. Byrd, and Donald D. Hurrle, Sr. had already completed 30 years of service with the Company.

Final average earnings are equal to average base salary over the five consecutive years of employment which produces the highest average.

SERP

The benefit provided under the SERP is payable as an annuity beginning at normal retirement age. The SERP benefit expressed as an annual single life annuity is equal to (A) 2.5% times final average earnings, times years of service up to 20 years, plus (B) 1.0% times final average earnings, times years of service from 20 to 25 years, minus (C) the basic benefit provided under the Qualified Pension Plan, minus (D) the Company paid portion of the contributory benefit in the Qualified Pension Plan that was frozen April 30, 1991, and minus (E) an estimate of the Social Security benefit that would be payable at the later of age 62 or actual retirement. Final average earnings are equal to average compensation (base salary, MIP bonus, and holiday bonus) over the five consecutive years of employment which produces the highest average.

Early retirements under the SERP are subject to the following rules:

•	if the participant terminates employment before normal retirement age without completing 10 years of service, no SERP benefit is payable;

•	if the participant terminates employment after completing 10 years of service but before age 65, the gross SERP benefit ((A) plus (B) in the prior paragraph) is calculated based on final average earnings and service at the time the participant leaves employment; and

•	the gross SERP benefit will be reduced by 4% per year that the benefit commences prior to age 62 and then offset by the Qualified Pension Plan benefit, frozen contributory benefit and estimate of Social Security benefit.

Determination of Value

The amounts shown are based on the value at age 62, which is the earliest age at which an unreduced retirement benefit is payable under both plans. Other key assumptions used to determine the amounts are as follows:

•	an interest rate of 7.4%, the Statement of Financial Accounting Standards No. 87, Employers’ Accounting for Pensions (“SFAS 87”) discount rate as of April 30, 2009. The discount rate as of April 30, 2008 was 6.6% and as of April 30, 2007 was 6.0%;

•	RP-2000 Combined Healthy Mortality Table (projected 8 years to 2008) to estimate the value of annuity benefits payable and the unisex mortality table specified in Revenue Ruling 2001-62 to determine lump sums; and

•	all benefits under the Qualified Pension Plan are assumed to be paid as annuities. The value of benefits under the SERP have been determined assuming 50% of the benefit is received as an annuity and the remaining 50% is received as a lump sum.

The years of credited service for all of the NEOs are based only on their years of service while an employee of the Company. No additional years of credited service have been granted.

The 2009 Pension Benefits Table below shows the NEOs number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under each of the plans.

2009 Pension Benefits

(a)	(b)	(c)	(d)	(e)
			Present Value of	Payments
		Number of Years	Accumulated	During Last
		Credited Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)
Timothy P. Smucker	Qualified Pension Plan	39.8	1,370,722	—
	SERP	39.8	7,140,080	—
	Total		8,510,802	—

Richard K. Smucker	Qualified Pension Plan	36.6	1,209,578	—
	SERP	36.6	7,246,287	—
	Total		8,455,865	—

Mark R. Belgya	Qualified Pension Plan	24.1	209,085	—
	SERP	24.1	604,420	—
	Total		813,505	—

Vincent C. Byrd	Qualified Pension Plan	32.3	457,481	—
	SERP	32.3	1,584,983	—
	Total		2,042,464	—

Donald D. Hurrle, Sr.	Qualified Pension Plan	32.6	711,235	—
	SERP	32.6	1,124,749	—
	Total		1,835,984	—

Steven Oakland	Qualified Pension Plan	26.6	234,628	—
	SERP	26.6	721,609	—
	Total		956,237	—

2009 NONQUALIFIED DEFERRED COMPENSATION

(a)	(b)	(c)	(d)	(e)	(f)
	Executive	Registrant	Aggregate Earnings	Aggregate	Aggregate Balance
	Contributions in	Contributions in	(Loss) in Last Fiscal	Withdrawals/	at Last
	Last Fiscal Year	Last Fiscal Year	Year	Distributions	Fiscal Year End
Name	($)(1)	($)	($)(2)	($)	($)(3)
Timothy P. Smucker	306,600	—	(557,903)	—	1,071,903
Richard K. Smucker	306,600	—	(558,789)	—	1,071,420
Mark R. Belgya	—	—	—	—	—
Vincent C. Byrd	—	—	(7,313)	—	22,378
Donald D. Hurrle, Sr.	—	—	(99,760)	—	136,095
Steven Oakland	—	—	—	—	—

(1)	Amounts shown in column (b) were deferrals of awards made under the MIP in June 2008 related to fiscal year 2008. As such, the related compensation is included in 2008 compensation in the Summary Compensation Table.

(2)	No portion of the amounts shown in column (d) are reported in the Summary Compensation Table as no earnings are considered to be above market.

(3)	Column (f) includes amounts reported as compensation in the Summary Compensation Table in previous fiscal years. These amounts are as follows: Timothy P. Smucker, $1,016,750; Richard K. Smucker, $1,016,750; Vincent C. Byrd, $23,000; and Donald D. Hurrle, Sr., $25,671.

Executive officers may elect to defer up to 50% of salary and up to 100% of the MIP award in the Deferred Compensation Plan. The amounts deferred are credited to notional accounts selected by the executive that mirror the investment alternatives available in the 401(k) Plan.

This plan is a non-qualified deferred compensation plan and, as such, is subject to the rules Section 409A of the IRC, which restrict the timing of distributions. At the time a deferral election is made, participants elect to receive payout of the deferred amounts upon termination of employment in the form of a lump sum or in equal annual installments ranging from 2 to 10 years.

POTENTIAL PAYMENT TO EXECUTIVE OFFICERS UPON TERMINATION

Consulting Agreements with Timothy P. Smucker and Richard K. Smucker

Timothy P. Smucker and Richard K. Smucker have entered into Consulting Agreements with the Company. The agreements provide for each of Timothy P. Smucker and Richard K. Smucker that for three years from the date of his respective termination of employment or for three years after the end of the public representation period, whichever is later, he will not enter into any relationship that might be to the Company’s competitive disadvantage.

During the three-year public representation period, the former executive will receive annual compensation in an amount equal to his base salary in effect as of the time his active employment with the Company ended, plus benefits and perquisites, including without limitation, medical insurance and life insurance, but excluding stock options, restricted shares or other equity-based benefits.

However, upon termination of employment, the former executive will also receive, each year during that period, an amount equal to 50% of his target award applicable under the short-term MIP at the date of his termination.

The agreements also provide to each of Timothy P. Smucker and Richard K. Smucker certain severance benefits upon termination of employment.

Specifically, in the event of the death or disability of either individual, he (or his estate) will be entitled to receive for three years after the event, annual compensation equal to the base salary he was receiving at the time the event occurred, plus the benefits described above. He (or his estate) also will receive an amount equal to 50% of his target bonus awards in effect at the time of the event. At the end of the three-year period following the death or disability, he (or his spouse) will be eligible for retirement benefits under the SERP without application of early retirement reduction factors.

If either Timothy P. Smucker or Richard K. Smucker voluntarily terminates employment and commences receiving his monthly retirement benefits under the SERP, he will receive any accrued but unpaid salary as of the date of such retirement and will be reimbursed for any expenses incurred but not yet paid. In addition, he will be entitled to any options, restricted shares or other plan benefits which by their terms extend beyond termination of employment.

In the event that either Timothy P. Smucker or Richard K. Smucker is terminated by the Company without cause or if he resigns for good reason (as specifically defined in the agreements), he will receive the same benefits as in the case of death or disability as described above.

If the Company terminates either Timothy P. Smucker or Richard K. Smucker for cause, however, he will receive only that base salary to which he is otherwise entitled as of the date of termination.

Broad-Based Severance Plan

All other salaried employees of the Company are eligible for a broad-based severance plan. If an employee is terminated without cause, he or she will be eligible for a severance benefit of up to one year of base salary based on certain age and service requirements.

Long-Term Disability

In the event of a qualified long-term disability, participants continue to earn Qualified Pension Plan benefit service up to the earlier of age 65 or the end of the disability period. Also, 60% of base salary is continued, up to $20,000 per month, until the earlier of age 65 or the end of the disability period.

Termination Payments

The Severance values in the following tables represent the payments to executive officers based on certain possible termination events. For the Co-CEOs, these payments are defined by their Consulting Agreements.

For the other executive officers, these payments are based on the broad-based severance plan that covers substantially all salaried employees of the Company.

The Medical, Life Insurance and Perquisites row in the following tables represents the three years of payments due to the Co-CEOs under the terms of their Consulting Agreements.

The MIP Bonus Award row in the following tables represents the payment to each executive officer who is eligible to receive an award under the short-term MIP based on actual Company performance if he is actively employed on the last day of the fiscal year.

The Value of Restricted Shares row in the following tables reflects the immediate vesting of outstanding equity awards based on the type of termination that has occurred.

The Company does not have golden parachute agreements or change in control agreements with any employee. Should there be a change in control of the Company, all outstanding equity awards (other than performance units for the Co-CEOs described above) will immediately vest based on the terms of the existing equity plans.

The Value of Restricted Shares row in the following tables are also the values associated with the vesting of outstanding equity awards due to a change in control.

No restricted shares are awarded if an employee is not actively employed with the Company on the date of the grant. The Restricted Stock Award for fiscal year 2009 that would have been forfeited based on the assumed April 30, 2009 termination date is not reflected in the termination scenario tables.

The Retiree Healthcare Benefit values in the following tables are shown only for those executive officers who are eligible for retirement as of the end of the fiscal year. These values represent the subsidy paid by the Company to retiring executives to assist with the cost of retiree medical coverage.

Termination Analysis Tables

The following tables illustrate the estimated potential payment obligations under various termination events. The tables assume termination of employment occurs on the last day of the fiscal year. A closing stock price of $39.40, as of the last day of the fiscal year (April 30, 2009), is assumed for all equity values.

Termination Analysis for Timothy P. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2009
		Termination with
		Agreement to
		Publicly
		Represent the		Involuntary
	Retirement	Company	Death	for Cause
Compensation Components	($)(1)	($)(2)	($)	($)

Severance(3)	—	3,310,350	3,310,350	—
Medical, Life Insurance & Perquisites(4)	—	305,566	292,914	—
MIP Bonus Award	1,369,800	1,369,800	1,369,800	1,369,800
Value of Restricted Shares	—	—	—	—
Retirement Benefits(5)	8,598,350	6,837,358	3,402,642	8,598,350
Retiree Healthcare Benefits(6)	37,280	37,280	18,640	—

Total Benefits to Employee	10,005,430	11,860,354	8,394,346	9,968,150

(1)	Assumes the employee terminates or retires and elects not to continue to publicly represent the Company during a “Service Period,” or the employee elects to immediately begin receiving his monthly SERP benefit.

(2)	This column represents all forms of termination that would cause compensation to be paid during a “Service Period.” These termination types include: any termination of employment with agreement to publicly represent the Company, Disability, Termination by the Company without Cause, Termination by the Employee for Good Reason. Retirement benefits in this column assume payments begin at the end of the three-year “Service Period.”

(3)	Equals base pay, plus one-half of target MIP bonus. Where such annual amount would be paid for three years following employment termination, the amount shown represents the annual amount times three.

(4)	Medical, Life Insurance & Perquisites represent the continuation of benefits for three years during a “Service Period.” The medical benefits are the value of continuation of active coverage in those plans. The life insurance and perquisites are assumed to be the value of all other compensation from the Summary Compensation Table for three years.

(5)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2009. Such amounts may differ from the comparable value shown on the Pension Benefits Table since these benefits are assumed to be payable immediately and the Pension Benefits Table assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(6)	Includes the value of the employer-provided subsidy for post-retirement medical benefits.

Termination Analysis for Richard K. Smucker

	Termination Scenario for Fiscal Year Ending April 30, 2009
		Termination with
		Agreement to
		Publicly
		Represent the		Involuntary
	Retirement	Company	Death	for Cause
Compensation Components	($)(1)	($)(2)	($)	($)

Severance(3)	—	3,310,350	3,310,350	—
Medical, Life Insurance & Perquisites(4)	—	263,089	250,437	—
MIP Bonus Award	1,369,800	1,369,800	1,369,800	1,369,800
Value of Restricted Shares	—	—	—	—
Retirement Benefits(5)	8,938,493	7,407,696	3,683,902	8,938,493
Retiree Healthcare Benefits(6)	66,741	66,741	33,371	—

Total Benefits to Employee	10,375,034	12,417,676	8,647,860	10,308,293

(1)	Assumes the employee terminates or retires and elects not to continue to publicly represent the Company during a “Service Period,” or the employee elects to immediately begin receiving his monthly SERP benefit.

(2)	This column represents all forms of termination that would cause compensation to be paid during a “Service Period.” These termination types include: any termination of employment with agreement to publicly represent the Company, Disability, Termination by the Company without Cause, Termination by the Employee for Good Reason. Retirement benefits in this column assume payments begin at the end of the three-year “Service Period.”

(3)	Equals base pay, plus one-half of target MIP bonus. Where such annual amount would be paid for three years following employment termination, the amount shown represents the annual amount times three.

(4)	Medical, Life Insurance & Perquisites represent the continuation of benefits for three years during a “Service Period.” The medical benefits are the value of continuation of active coverage in those plans. The life insurance and perquisites are assumed to be the value of all other compensation from the Summary Compensation Table for three years.

(5)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2009. Such amounts may differ from the comparable value shown on the Pension Benefits Table since these benefits are assumed to be payable immediately and the Pension Benefits Table assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(6)	Includes the value of the employer-provided subsidy for post-retirement medical benefits.

Termination Analysis for Mark R. Belgya

	Termination Scenario for Fiscal Year Ending April 30, 2009
			Involuntary	Involuntary
	Voluntary	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	320,000
Interrupted MIP Bonus Award	320,000	320,000	320,000	320,000
Value of Restricted Shares(4)	—	710,185	—	710,185
Retirement Benefits(3)	1,045,959	520,313	1,045,959	1,045,959
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	1,365,959	1,550,498	1,365,959	2,396,144

(1)	Executive is not currently eligible for retirement.

(2)	Equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2009. Such amounts may differ from the comparable value shown on the Pension Benefits Table. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(4)	In the event of a Change in Control, all unvested equity awards would automatically vest. In the event of an Involuntary termination without cause, the Executive Compensation Committee has the discretion to vest all outstanding unvested restricted shares.

Termination Analysis for Vincent C. Byrd

	Termination Scenario for Fiscal Year Ending April 30, 2009
			Involuntary	Involuntary
	Voluntary	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	500,000
MIP Bonus Award	550,000	550,000	550,000	550,000
Value of Restricted Shares(4)	—	1,261,588	—	1,261,588
Retirement Benefits(3)	2,644,825	1,315,412	2,644,825	2,644,825
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	3,194,825	3,127,000	3,194,825	4,956,413

(1)	Executive is not currently eligible for retirement.

(2)	Equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2009. Such amounts may differ from the comparable value shown on the Pension Benefits Table. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(4)	In the event of a Change in Control, all unvested equity awards would automatically vest. In the event of an Involuntary termination without cause, the Executive Compensation Committee has the discretion to vest all outstanding unvested restricted shares.

Termination Analysis for Donald D. Hurrle, Sr.

	Termination Scenario for Fiscal Year Ending April 30, 2009
			Involuntary	Involuntary
	Retirement	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	300,000
MIP Bonus Award	300,000	300,000	300,000	300,000
Value of Restricted Shares	—	—	—	—
Retirement Benefits(3)	1,985,736	991,665	1,985,736	1,985,736
Retiree Healthcare Benefits(4)	71,812	35,906	—	—

Total Benefits to Employee	2,357,548	1,327,571	2,285,736	2,585,736

(1)	Executive retired on June 30, 2009. Retirement would not automatically vest unvested equity awards.

(2)	Equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2009. Such amounts may differ from the comparable value shown on the Pension Benefits Table since these benefits are assumed to be payable immediately and the Pension Benefits Table assumes payments are deferred to the earliest unreduced retirement age. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(4)	Includes the value of the employer-provided subsidy for post-retirement medical benefits and includes the value of a lump sum payment (at the time of retirement) equal to the amount by which the healthcare premium to be paid by the executive officer after retirement exceeds the employee premium of the Company-sponsored healthcare plan paid by the executive officer immediately prior to retirement. This lump sum payment covers the period from retirement through the executive’s 65th birthday.

Termination Analysis for Steven Oakland

	Termination Scenario for Fiscal Year Ending April 30, 2009
			Involuntary	Involuntary
	Voluntary	Death	for Cause	w/o Cause
Compensation Components	($)(1)	($)	($)	($)

Severance(2)	—	—	—	400,000
MIP Bonus Award	394,000	394,000	394,000	394,000
Value of Restricted Shares(4)	—	881,378	—	881,378
Retirement Benefits(3)	1,234,040	613,828	1,234,040	1,234,040
Retiree Healthcare Benefits	—	—	—	—

Total Benefits to Employee	1,628,040	1,889,206	1,628,040	2,909,418

(1)	Executive is not currently eligible for retirement.

(2)	Equals up to a maximum of 52 weeks of pay based on the provisions of the severance plan.

(3)	Retirement Benefits represent the total value of such benefits assuming the termination event occurs on April 30, 2009. Such amounts may differ from the comparable value shown on the Pension Benefits Table. Death benefits assume that the surviving spouse receives half of the 50% joint and survivor benefit.

(4)	In the event of a Change in Control, all unvested equity awards would automatically vest. In the event of an Involuntary termination without cause, the Executive Compensation Committee has the discretion to vest all outstanding unvested restricted shares.

TOTAL SHAREHOLDER RETURN GRAPH

In the Compensation Discussion and Analysis portion of this proxy statement describing the MIP short-term incentive compensation program, we noted that from 2000 through 2009, the Company achieved an annual compounded growth rate in earnings per share of approximately 10%.

Set forth in the table below is a graph comparing the cumulative total shareholder return for the five years ended April 30, 2009 for the Company’s common shares, the S&P 500, and the S&P Packaged Foods and Meats index. These figures assume all dividends are reinvested when received and are based on $100 invested in the Company’s common shares and the referenced index funds on April 30, 2004.

Comparison of Five-Year Cumulative Total Shareholder Return
Among The J. M. Smucker Company, The S&P 500 Index, and
The S&P Packaged Foods & Meats Index

	April 30,
	2004	2005	2006	2007	2008	2009
The J. M. Smucker Company	$100.00	$96.90	$78.48	$114.38	$104.53	$93.15

S&P 500	100.00	106.34	122.73	141.43	134.82	87.21

S&P Packaged Foods & Meats	100.00	107.02	103.56	123.71	121.47	96.14

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REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

The Executive Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Executive Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended April 30, 2009.

EXECUTIVE COMPENSATION COMMITTEE

Elizabeth Valk Long, Chair
Kathryn W. Dindo
Paul J. Dolan

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of the following Directors served as a member of the Company’s Executive Compensation Committee during fiscal year 2009: Kathryn W. Dindo, Paul J. Dolan and Elizabeth Valk Long. During fiscal year 2009, no Company executive officer or Director was a member of the board of directors of any other company where the relationship would be construed to constitute a committee interlock within the meaning of the rules of the SEC.

RELATED PARTY TRANSACTIONS

The Board has long recognized that transactions with Related Persons (as defined below) present a potential for conflict of interest (or the perception of a conflict) and, together with the Company’s senior management, the Board has enforced the conflict of interest provisions set forth in the Company’s Policy on Ethics and Conduct. All employees and members of the Board sign and agree to be bound by the Company’s Policy on Ethics and Conduct. Ethics has been, and will continue to be, a Basic Belief of the Company.

In order to formalize the process by which the Company reviews any transaction with a related person, the Board has adopted a policy addressing the Company’s procedures with respect to the review, approval, and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404 (a) of Regulation S-K. Under the policy, the Company’s General Counsel initially determines if a transaction or relationship constitutes a transaction that requires compliance with the policy. The policy provides that any transaction, arrangement or relationship, or series of similar transactions, with any Director, executive officer, 5% beneficial owner, or any of the immediate family members (collectively, “Related Persons”) in which the Company has or will have a direct or indirect material interest and which exceeds $120,000 in the aggregate will be subject to review, approval or ratification by the Nominating and Corporate Governance Committee. In its review of related person transactions, the Nominating and Corporate Governance Committee will review the material facts and circumstances of the transaction.

Mark T. Smucker, President, Special Markets, for the Company, is the son of the Company’s Chairman of the Board and Co-CEO, Timothy P. Smucker, and nephew of the Company’s Executive Chairman, President and Co-CEO, Richard K. Smucker. He received approximately $893,000 in compensation in fiscal year 2009 (including salary, MIP bonus earned in fiscal year 2009 and paid subsequent to year end, financial and tax planning services, and other W-2 reportable items). He was also granted 10,935 restricted shares in June 2009 based on the performance of the Company for fiscal year ended April 30, 2009. The 2009 restricted shares were granted pursuant to the 2006 Plan.

Paul Smucker Wagstaff, President, U.S. Retail — Oils and Baking of the Company, is the nephew of the Company’s Chairman of the Board and Co-CEO, Timothy P. Smucker, and the Company’s Executive Chairman, President and Co-CEO, Richard K. Smucker. He earned approximately $736,000 in compensation in fiscal year 2009 (including salary, MIP bonus earned in fiscal year 2009 and paid subsequent to year end, and financial and tax planning services, and other W-2 reportable items). He was also granted 10,935 restricted shares in June 2009 based on the performance of the Company for fiscal year ended April 30, 2009. The restricted shares were granted pursuant to the 2006 Plan.

Zachary Easton, founder of Coronado Capital Management, managed approximately $8 million of the Company’s pension assets and received approximately $82,000 in fees from the Company for fiscal year 2009. Kent Wadsworth, Marketing Manager for the Company, earned $153,000 in compensation in fiscal year 2009 (including salary, MIP bonus earned in fiscal year 2009 and paid subsequent to year end, and other W-2 reportable items). He was also granted 690 restricted shares in June 2009 based on the performance of the Company for fiscal year ended April 30, 2009. The restricted shares were granted pursuant to the 2006 Plan. Both Mr. Easton and Mr. Wadsworth are brothers-in-law of Paul Smucker Wagstaff, President, U.S. Retail — Oils and Baking of the Company.

Ronald H. Neill, husband of M. Ann Harlan, the Company’s Vice President and General Counsel, was, until his retirement in May 2009, a partner in Calfee, Halter, & Griswold, LLP. The law firm, from time to time, provides legal services for the Company. Calfee, Halter, & Griswold, LLP received approximately $1,736,000 in fees earned during fiscal year 2009. Mr. Neill does not perform any legal services for the Company.

Paul J. Dolan, a member of the Board, is president of the Cleveland Indians, the Major League Baseball team operating in Cleveland, Ohio. Mr. Dolan’s family also owns the Cleveland Indians organization. The Company incurred approximately $262,000 in advertising and promotional activities related to its sponsorship with the Cleveland Indians organization, along with purchases of season tickets in fiscal year 2009.

Kathryn W. Dindo, a member of the Board, is the retired vice president and chief risk officer of FirstEnergy Corp., a utility holding company. The Company paid $1,763,000 to Toledo Edison and Ohio Edison, affiliates of FirstEnergy Corp., for purchases of utility services and electricity in fiscal year 2009.

Related party transactions regarding members of the Executive Compensation Committee of the Company would have been disclosed under the “Executive Compensation Committee Interlocks and Insider Participation” section of the proxy statement.

OWNERSHIP OF COMMON SHARES

Beneficial Ownership of Company Common Shares

The following table sets forth, as of June 23, 2009 (unless otherwise noted), the beneficial ownership of the Company’s common shares by:

•	each person or group known to the Company to be the beneficial owner of more than 5% of the outstanding common shares of the Company;

•	each Director, each nominee for Director listed in this proxy statement and each NEO of the Company; and

•	all Directors and executive officers of the Company as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the common shares beneficially owned by them. The address of each Director, nominee for Director and executive officer is Strawberry Lane, Orrville, Ohio 44667. As of June 23, 2009, there were 118,929,564 common shares outstanding.

	Number of
	Common Shares		Percent of
	Beneficially		Outstanding
Name	Owned(1)(2)(3)(4)		Common Shares

Massachusetts Financial Services Company	6,898,533	(5)	5.80%
Timothy P. Smucker	1,859,540		1.56%
Richard K. Smucker	2,395,422		2.01%
Mark R. Belgya	66,741		*
Vincent C. Byrd	179,631		0.15%
R. Douglas Cowan	21,177		*
Kathryn W. Dindo	29,782		*
Paul J. Dolan	9,340		*
Donald D. Hurrle, Sr.	35,046		*
Nancy Lopez Knight	4,433		*
Elizabeth Valk Long	39,051		*
Steven Oakland	81,038		*
Gary A. Oatey	25,102		*
Alex Shumate	100		*
Mark T. Smucker	113,351		*
William H. Steinbrink	40,939		*
Paul Smucker Wagstaff	96,195		*
27 Directors and executive officers as a group(6)	4,227,654		3.54%

*	Less than 0.1%.

(1)	In accordance with SEC rules, each beneficial owner’s holdings have been calculated assuming full exercise of outstanding stock options covering common shares, if any, exercisable by such owner within 60 days after June 23, 2009. The common share numbers include such options as follows: Timothy P. Smucker, 80,000; Richard K. Smucker, 80,000; Mark R. Belgya, 28,000; Vincent C. Byrd, 89,176; Steven Oakland, 37,000; Donald D. Hurrle, Sr., zero; and all Directors and executive officers as a group, 506,913.

(2)	Includes restricted shares as follows: Timothy P. Smucker, zero; Richard K. Smucker, zero; Mark R. Belgya, 23,900; Vincent C. Byrd, 45,410; Steven Oakland, 31,085; Donald D. Hurrle, Sr., zero; and all executive officers as a group, 283,975.

(3)	Beneficial ownership of the following common shares included in the table is disclaimed by Timothy P. Smucker: 477,798 common shares held by trusts for the benefit of family members of which Timothy P. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Timothy P. Smucker is a trustee with shared investment power; and 77,476 common shares with respect to which Timothy P. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Richard K. Smucker: 1,433,392 common shares held by trusts for the benefit of family members (including Timothy P. Smucker) of which Richard K. Smucker is a trustee with sole investment power or a co-trustee with shared investment power; 202,062 common shares owned by the Willard E. Smucker Foundation of which Richard K. Smucker is a trustee with shared investment power; and 100,000 common shares with respect to which Richard K. Smucker disclaims voting or investment power.

Beneficial ownership of 1,466 common shares included in the table is disclaimed by Kathryn W. Dindo.

Beneficial ownership of the following common shares included in the table is disclaimed by Mark T. Smucker: 7,889 common shares with respect to which Mark T. Smucker disclaims voting or investment power.

Beneficial ownership of the following common shares included in the table is disclaimed by Paul Smucker Wagstaff: 8,491 common shares with respect to which Paul Smucker Wagstaff disclaims voting or investment power.

The number of common shares beneficially owned by all Directors and executive officers as a group has been computed to eliminate duplication of beneficial ownership.

(4)	Includes common shares held for the benefit of the individual named under the terms of the Amended and Restated Nonemployee Director Stock Plan (“Nonemployee Director Stock Plan”), the Nonemployee Director Deferred Compensation Plan, and the 2006 Plan as follows: R. Douglas Cowan, 10,677; Kathryn W. Dindo, 20,816; Paul J. Dolan, 9,340; Nancy Lopez Knight, 4,433; Elizabeth Valk Long, 27,606; Gary A. Oatey, 14,602; Alex Shumate, zero; and William H. Steinbrink, 28,091. The common shares indicated are held in trust for the Directors named and are voted pursuant to their direction.

(5)	According to a Schedule 13G of Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, MA 02116, filed on February 3, 2009, MFS is a U.S. company organized under the laws of the State of Delaware. As of December 31, 2009, MFS had sole voting power of 5,354,761 common shares and sole dispositive power of 6,898,533 common shares.

(6)	Because under the Company’s Articles shareholders may be entitled on certain matters to cast ten-votes-per-share with regard to certain common shares and only one-vote-per-share with regard to others, there may not be a correlation between the percent of outstanding common shares owned and the voting power represented by those common shares. The total voting power of all the common shares can be determined only at the time of a shareholder meeting due to the need to obtain certifications as to beneficial ownership of common shares not held as of record in the name of individuals. There are three proposals on this year’s ballot for which the ten-votes-per-share provisions apply.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the U.S. securities laws, the Company’s Directors and executive officers are required to report their initial ownership of common shares and any subsequent changes in that ownership to the SEC and the NYSE. Due dates for the reports are specified by those laws, and the Company is required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely on written representations of the Company’s Directors and executive officers and on copies of the reports that they have filed with the SEC, it is the Company’s belief is that all of the Company’s Directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2009, except for Dennis J. Armstrong, who had a late Section 16(a) filing due to a failure to promptly notify the Company of an open market purchase of the Company’s common shares.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth certain information with respect to the following equity compensation plans of the Company as of April 30, 2009: the 1987 Stock Option Plan, the 1998 Plan, the 2006 Plan, the Nonemployee Director Stock Plan, the Nonemployee Director Stock Option Plan, the Nonemployee Director Deferred Compensation Plan, and the Amended and Restated 1997 Stock-Based Incentive Plan (the “1997 Plan”). All of these equity compensation plans have been approved by shareholders, with the exception of the 1997 Plan, which was assumed by the Company as a result of the International Multifoods Corporation acquisition in June 2004, and the Nonemployee Director Deferred Compensation Plan, which was adopted by the Board in October 2006.

			Number of Securities
			Remaining Available for
	Number of Securities		Future Issuance Under
	to be Issued	Weighted-Average	Equity Compensation
	Upon Exercise of	Exercise Price of	Plans (Excluding
	Outstanding Options,	Outstanding Options,	Securities Reflected in
	Warrants and Rights	Warrants and Rights	Column (a)) (1) (5) (6)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(2)(3)	1,226,316	$39.19	1,892,367
Equity compensation plans not approved by security holders(4)	14,977	$45.07	0

Total	1,241,293	$39.20	1,892,357

(1)	As of April 30, 2009, there were 1,892,367 common shares remaining available for grant as awards other than options. The weighted-average exercise price of outstanding options, warrants, and rights in column (b) does not take restricted shares, restricted stock units or other non-option awards into account.

(2)	This amount includes 141,318 deferred stock units and restricted stock units outstanding under the Nonemployee Director Stock Plan, the 1998 Plan, and the 2006 Plan. The weighted-average exercise price of outstanding options, warrants and rights in column (b) does not take these deferred stock units and restricted stock units into account.

(3)	In June 2008, the Company granted several executive officers performance units with a one-year performance period, payable in restricted shares in June 2009. The actual number of performance units earned was not known as of April 30, 2009. Subsequent to April 30, 2009, the performance units earned were converted into 114,440 restricted shares. The actual number of restricted shares earned was included in column (a) for purposes of including the performance units outstanding at April 30, 2009. The weighted-average exercise price of outstanding options, warrants and rights in column (b) does not take these performance units into account.

(4)	This row includes the number of outstanding options under the 1997 Plan which was initially adopted by the stockholders of International Multifoods Corporation in 1997. The 1997 Plan was subsequently assumed by the Company as a result of the June 18, 2004 acquisition of International Multifoods Corporation.

Included in this row are 13,617 outstanding deferred stock units related to retainer and meeting fees voluntarily deferred by nonemployee Directors under the Nonemployee Director Deferred Compensation Plan. The Nonemployee Director Deferred Compensation Plan provides each nonemployee Director of the Company with an opportunity to defer receipt of any portion of the cash compensation he or she receives for his or her service as a Director. The weighted-average exercise price of outstanding options, warrants and rights in column (b) does not take these deferred stock units into account.

(5)	Upon approval of the 2006 Plan by shareholders, no further awards could be made under the 1987 Stock Option Plan, the 1998 Plan, the Nonemployee Director Stock Plan, the Nonemployee Director Stock Option Plan, and the 1997 Plan, except that the provisions relating to the deferral of Director retainers and fees under the Nonemployee Director Stock Plan continued to apply to services rendered through

December 31, 2006 and dividends paid on those plan balances. As of April 30, 2009, 173,266 common shares are available under the Nonemployee Director Stock Plan.

(6)	There is no established pool of authorized common shares under the Nonemployee Director Deferred Compensation Plan.

Not included in the Equity Compensation Plan Table above are an additional 20,242 options at a weighted-average exercise price of $45.10, which the Company assumed as a result of the June 18, 2004 acquisition of International Multifoods Corporation.

ANNUAL REPORT

The Company’s annual report for the fiscal year ended April 30, 2009 was mailed to each shareholder on or about July 9, 2009.

2010 SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the Company’s 2010 annual meeting and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that annual meeting must deliver the proposal to the Corporate Secretary of the Company so that it is received no later than March 11, 2010. In addition, according to the Regulations, if a shareholder intends to present a proposal (including with respect to Director nominations) at the Company’s 2010 annual meeting without the inclusion of that proposal in the Company’s proxy materials, the shareholder must deliver the proposal to the Corporate Secretary of the Company so that it is received no later than 60 calendar days before the first anniversary of the date on which this proxy statement is first mailed by the Company, which is expected to be May 10, 2010. After that date, the notice would be considered untimely. If, however, public announcement of the date of the Company’s 2010 annual meeting of shareholders is not made at least 75 days before the date of that annual meeting, then the deadline for shareholders to notify the Company will be the close of business on the tenth calendar day following the date on which public announcement of the 2010 annual meeting date is first made.

OTHER MATTERS

The Company does not know of any matters to be brought before the meeting except as indicated in this notice. However, if any other matters properly come before the meeting for action, it is intended that the person authorized under solicited proxies may vote or act thereon in accordance with his or her own judgment.

“HOUSEHOLDING” OF PROXY MATERIALS

In accordance with the notices the Company has sent to registered shareholders, the Company is sending only one copy of its annual report and proxy statement to shareholders who share the same last name and mailing address, unless they have notified the Company that they want to continue receiving multiple copies. Each shareholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. The Company understands that the brokerage community has mailed similar notices to holders of common shares who hold their common shares in street name. This practice, known as “householding”, is permitted by the SEC and is designed to reduce duplicate mailings and save printing and postage costs, as well as conserve natural resources.

Shareholders who currently receive multiple copies of the annual report and proxy statement at their address and would like to request “householding” of their communications, should contact their broker if they are a street name shareholder or, if they are a registered shareholder, should contact Computershare by calling 1-800-456-1169, or inform them in writing at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078. Shareholders who are “householding” their communications, but who wish to begin to receive separate copies of the annual report and proxy statement in the future may also notify their broker or Computershare. The Company will promptly deliver a separate copy of the annual report and proxy statement at a shared address to which a single copy was delivered upon written or oral request to Shareholder Services, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667, 330-684-3838.

ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS

If you are a registered shareholder and received the Company’s annual report and proxy statement by mail or received a Notice of Internet Availability of Proxy Materials, the Company encourages you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your shareholder communications from our Company electronically. Through participation in the eTree program sponsored by Computershare, the Company will have a tree planted on your behalf if you elect to receive your shareholder materials and documents electronically. The tree will be planted through American Forests, a leading conservation organization, to support revegetation and reforestation efforts in the United States. You will receive your shareholder information faster and will be able to access your documents, reports and information on-line at Investor Centre on Computershare’s website. Access www.eTree.com/smucker to enroll in electronic communications. With your consent, the Company will stop mailing paper copies of these documents and will notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your electronic delivery will be effective until you cancel it.

Please note that although there is no charge for accessing the Company’s annual meeting materials on-line, you may incur costs from service providers such as your Internet access provider and your telephone company. If you have any questions or need assistance, please call 1-800-456-1169 (within the U.S., Puerto Rico, and Canada) or 312-360-5254 (outside the U.S., Puerto Rico and Canada).

VOTING RIGHTS OF COMMON SHARES

Under Article Fourth of the Articles, the holder of each outstanding common share is entitled to one vote on each matter submitted to a vote of the shareholders except for the following specific matters:

•	any matter that relates to or would result in the dissolution or liquidation of the Company;

•	the adoption of any amendment of the Articles or the Regulations, or the adoption of amended Articles, other than the adoption of any amendment or amended Articles that increases the number of votes to which holders of common shares are entitled or expands the matters to which time phase voting applies;

•	any proposal or other action to be taken by the shareholders of the Company, relating to the Company’s Rights Agreement or any successor plan;

•	any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan or other similar plan, arrangement, or agreement;

•	adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of the Company or any of its subsidiaries with or into any other person, whether domestic or foreign, corporate or noncorporate, or the authorization of the lease, sale, exchange, transfer, or other disposition of all, or substantially all, of the Company’s assets;

•	any matter submitted to the Company’s shareholders pursuant to Article Fifth (which relates to procedures applicable to certain business combinations) or Article Seventh (which relates to procedures applicable to certain proposed acquisitions of specified percentages of the Company’s outstanding common shares) of the Articles, as they may be further amended, or any issuance of common shares of the Company for which shareholder approval is required by applicable stock exchange rules; and

•	any matter relating to the issuance of common shares, or the repurchase of common shares that the Board determines is required or appropriate to be submitted to the Company’s shareholders under the Ohio Revised Code or applicable stock exchange rules.

On the matters listed above, common shares are entitled to ten-votes-per-share, if they meet the requirements set forth in the Articles. Common shares which would be entitled to ten-votes-per-share include:

•	common shares beneficially owned as of November 6, 2008 and for which there has not been a change in beneficial ownership after November 6, 2008; or

•	common shares received through the Company’s various equity plans which have not been sold or otherwise transferred since November 6, 2008.

In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-votes-per-share provisions apply to Proposal 3, Proposal 4 and Proposal 5 on this year’s ballot.

The express terms of the common shares provide that a change in beneficial ownership occurs whenever any change occurs in the person or group of persons who has or shares voting power, investment power, the right to receive sale proceeds, or the right to receive dividends or other distributions in respect of those common shares. In the absence of proof to the contrary, a change in beneficial ownership will be deemed to have occurred whenever common shares are transferred of record into the name of any other person. Moreover, corporations, general partnerships, limited partnerships, voting trustees, banks, trust companies, brokers, nominees, and clearing agencies will be entitled to only one-vote-per-share on common shares held of record in their respective names unless written proof is provided to establish that there has been no change in the person or persons who direct the exercise of any of the rights of beneficial ownership, including the voting of common shares. Thus, shareholders who hold common shares in street name or through any of the other indirect methods mentioned above must be able to submit written proof of beneficial ownership in form and substance satisfactory to the Company in order to be entitled to exercise ten-votes-per-share.

The foregoing is merely a summary of the voting terms of the common shares and this summary should be read in conjunction with, and is qualified in its entirety by reference to, the express terms of those common shares as set forth in the Articles. A copy of the Articles is posted on the Company’s website at www.smuckers.com and is available free of charge to any shareholder submitting a written request to the Corporate Secretary, The J. M. Smucker Company, Strawberry Lane, Orrville, Ohio 44667.

Appendix A

THE J. M. SMUCKER COMPANY

CORPORATE GOVERNANCE GUIDELINES
(Adopted April 14, 2008, and Revised April 20,2009)

The Board of Directors of The J. M. Smucker Company has adopted these Corporate Governance Guidelines to provide guidelines for the governance of the Company. The Nominating and Corporate Governance Committee will review these guidelines, including the additional criteria and policies attached as Exhibit A and made a part hereof, on an annual basis and, subject to Board approval, make such revisions as may be necessary or appropriate.

Role of the Board

The Board has the broad general authority that is defined in the Ohio Revised Code and the Company’s Amended Articles of Incorporation. In exercising its authority, the Board considers the interests of the Company’s consumers, customers, employees, suppliers, and communities in order to serve its shareholders.

In fulfilling its role, the Board will, in addition to its other responsibilities,

•	select and, on an annual basis, evaluate the performance of the Chief Executive Officers;

•	set the tone for and monitor compliance with the Company’s ethical standards as set forth in the Company’s Policy on Ethics and Conduct, Basic Beliefs and Commitment to Each Other;

•	ensure effective succession planning;

•	regularly review Company strategy;

•	regularly review Company financial performance against the financial plan;

•	ensure sound control systems and implementation of these systems;

•	identify appropriate Board candidates;

•	ensure a compensation system for senior executives that is performance based and is fair and equitable to senior executives and to the Company and is transparent to shareholders;

•	review and approve significant corporate actions including, without limitation, disposal of significant capital assets, significant capital expenditures and establishing and implementing the Company’s dividend policy;

•	undertake an annual review of the performance of the Board as a whole.

In carrying out its responsibilities, the Board will have access to Company management, counsel, independent auditors and other independent advisors as the Board deems appropriate.

In addition, the independent members of the Board will, on a regular basis hold meetings in executive session without the presence of management. These meetings will be chaired by the Chair of each Committee of the Board, other than the Executive Committee, on a rotating term of one year, commencing with the Chair of the Nominating and Corporate Governance Committee and followed by the Chair of the Executive Compensation Committee and the Chair of the Audit Committee. Executive sessions of the Board will be held in conjunction with regularly scheduled meetings of the Board, other than the meeting held on the day of the annual shareholders’ meeting. In the latter event, an executive session will be held only at the specific request of a director.

Committees of the Board

Consistent within the Company’s Regulations, the Company has established the following committees of the Board:

1. Nominating and Corporate Governance Committee;

2. Executive Compensation Committee;

3. Audit Committee; and

4. Executive Committee.

All of the members of committees will be appointed by the Board and will serve at the pleasure of the Board. The Board will also have the authority to define the duties of each committee and delegate authority to such committees to act on behalf of the Board. Each committee listed above, other than the Executive Committee, will consist of at least three members, each of whom will meet the definition of an “independent director” set forth in the criteria attached hereto as Exhibit A and will also be consistent with any additional requirements which may be imposed by the NYSE, the SEC or other regulatory or legislative body. The members of the Audit Committee must also meet the additional requirements set forth in the charter of that committee.

The duties of the committees of the Board will be as set forth in separate committee charters as approved by the Board. The Board also may from time to time create certain administrative committees.

Consistent with the NYSE listing requirements, these guidelines and any attachments are included on the Company’s website and are available upon request in writing sent to the Secretary of the Company.

Exhibit A
To
Corporate Governance Guidelines

The following criteria, policies and procedures are an integral part of the Company’s Corporate Governance Guidelines and are intended to provide additional guidance to the Board of Directors in carrying out its responsibilities.

1.	Independent Directors

The Company requires that a majority of its directors must be “independent” as required by the rules of the New York Stock Exchange (“NYSE”) and the U.S. Securities and Exchange Commission (“SEC”), or by such other applicable rules or regulations as may be established. The Board, on an annual basis, will make a determination as to the independence of each director. The Board will then certify its conclusions as to such independent status, and the Company will disclose these conclusions and the reasons therefore in the Company’s annual proxy statement.

In general, “Independent” means that a director has no material relationship with the Company or any of its subsidiaries. The existence of a “material” relationship must be determined upon a review of all relevant facts and circumstances, and generally is a relationship that might reasonably be expected to compromise the director’s ability to maintain his or her independence from management.

The Board will consider the issue of materiality from the standpoint of the entity with which the director has an affiliation as well as from the standpoint of the director.

The Board will use the following criteria, in conjunction with the rules of the NYSE and SEC, in reaching its conclusions regarding the independence of a Board member:

•	no director will be qualified as “independent” unless the Board of Directors affirmatively determines that the director has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company and the Company will, on an annual basis, disclose these affirmative determinations;

•	no director who is a former employee of the Company can be deemed “independent” until three years after the end of his or her employment relationship with the Company;

•	no director whose immediate family member is a former executive of the Company can be deemed independent until three years after the end of the executive officer’s relationship with the Company;

•	no director who receives, or whose immediate family member receives, more than $120,000 in direct compensation from the Company in any 12 month period within the last three years, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), can be “independent” until three years after he or she ceases to receive more than $120,000 in direct compensation during such time period;

•	no director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company can be “independent” until three years after the end of the affiliation or the employment or auditing relationship;

•	no director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee can be “independent” until three years after the end of such service or employment relationship;

•	no director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company (excluding charitable organizations) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues, can be “independent” until three years after falling below such threshold; and

•	no director can be “independent” if the Company has made charitable contributions to any charitable organization in which such director serves as an executive officer if, within the preceding three years, contributions by the Company to such charitable organization in any single completed fiscal year of such charitable organization exceeded the greater of $1,000,000 or 2% of such charitable organization’s consolidated gross revenues.

The Board will treat immediate family members the same as the director when determining independence and in determining whether a material relationship exists. To the extent the above criteria is more restrictive than the rules of the NYSE and SEC, such criteria will apply.

Directors whose primary professional position or responsibility materially changes (other than through internal promotion) from the position or responsibility they held when they were elected to the Board should volunteer to resign from the Board. This offer of resignation will provide an additional opportunity for the Board, through the Nominating and Corporate Governance Committee, to review the qualifications of such member under the circumstances and afford the Board, at its discretion, the opportunity to replace such Director with an individual whose professional position or responsibility may be more consistent with Board policy.

Members of the Board will advise the Chairman of the Board whenever they accept an invitation to serve on another public company board and, absent the prior unanimous consent of the Board, will in no event serve on more than three public company boards at any one time. There should be an opportunity for the Board, through the Nominating and Corporate Governance Committee, to review such board member’s ability to fulfill his or her responsibilities as a director if he or she serves on more than three public company boards.

2.	Director Qualifications

The Nominating and Governance Committee of the Board of Directors will be responsible for identifying and recommending individual candidates to the Board to become Board members. In its review, the Nominating and Corporate Governance Committee will consider such factors as it deems appropriate and will recommend nominees who have the highest personal and professional integrity, and who have demonstrated exceptional ability and judgment. The Committee will also refer to the following criteria in its review of candidates:

•	all director candidates should be committed to the Company’s Culture and Basic Beliefs and will be individuals of integrity, intelligence and strength of character;

•	nonemployee director candidates should meet the independence requirement of the NYSE and the Company’s Corporate Governance Guidelines to the extent necessary to ensure that a majority of the Board is independent as defined above;

•	nonemployee director candidates should also maintain independence necessary for an unbiased evaluation of management performance;

•	nonemployee director candidates should be able to effectively carry out responsibilities of oversight of the Company’s strategy;

•	nonemployee directors should have either significant experience in a senior executive role with a major business organization or relevant experience from other professional backgrounds;

•	nonemployee directors should have a working knowledge of corporate governance issues and the changing role of boards, together with a firm commitment to attend and participate in Board meetings and related Board activities; and

•	Board candidates must not have any affiliations or relationships with competitive businesses or organizations or other activities which could lead to a real or perceived conflict of interest.

All candidates will be evaluated and selected consistent with the Company’s policy of nondiscrimination.

3.	Director Compensation

Compensation paid to nonemployee directors will be commensurate with compensation paid to nonemployee directors of companies of comparable size and stature. Nonemployee directors will be reimbursed for all necessary and reasonable expenses in connection with their performance of Board responsibilities. Nonemployee directors may not receive compensation from the Company other than for service as a director. Directors who are employees of the Company will not receive any compensation for their service on the Board. The Executive Compensation Committee will periodically review the status of Board compensation, but any changes in the compensation of directors will require the approval of the Board.

4.	Ownership of Company Common shares

The Board believes that share ownership for its directors aligns the interest of each director with the interest of the Company’s shareholders. The Board has established a minimum share ownership requirement for its directors of no less than two times the annual retainer paid to each director. Directors should strive to attain this ownership threshold within three years of joining the Board, absent unforeseen hardship. For purposes of obtaining this minimum share ownership requirement, each Deferred Stock Unit held by a director under the Company’ s Deferred Compensation Plan will be considered as a common share owned by such director.

5.	Director Retirement

Absent specific action by the Board, nonemployee directors will not be eligible for nomination after attaining age 72. An employee director, after retirement as a full-time employee, will not be eligible for reelection upon the expiration of his or her current term or after age 72, whichever last occurs.

6.	Meeting Attendance and Communications

A director will attend at least 75 percent of all regular and special Board meetings.

Directors are encouraged to participate actively in open discussion during meetings, to give advice and counsel to the Co-Chief Executive Officers when called upon between meetings, and to bring to the attention of management matters that could contribute to the Company’s well being. Information that is important to the Board’s understanding of the Company’s business will be distributed to the directors a reasonable time in advance of the Board meetings. Directors are expected to review meeting materials in advance of all Board meetings.

7.	Director Orientation

The Secretary of the Company will provide all newly elected directors with an orientation regarding the Company’s organizational and governance documents, recent SEC filings, corporate structure and organizational charts and related information concerning the Company’s business and its strategic and operational plans. The Secretary of the Company will also provide such additional director training and orientation as appropriate.

8.	Chairman and President as Directors

The Regulations provide that the Company may elect a Chairman of the Board and will elect a President and that both will be members of the Board. One person may hold both offices.

9.	Ethics, Conflicts of Interest

Company affairs are to be conducted in conformity with high moral and ethical standards and, to this end, each director is expected to set an example by adhering to the highest standards of conduct. A director should disqualify himself or herself from voting on any matter as to which such director’s objectivity and judgment may be impaired by reason of self interest or otherwise. Directors will be expected to sign, on an annual basis, and abide by the Company’s Policy on Ethics and Conduct, which includes the Company’s policy on conflicts of interest.

10.	Succession Planning

The Co-Chief Executive Officers will conduct an annual evaluation of the performance of the senior management team and will conduct a review of management development and succession planning. The Co-Chief Executive Officers will report annually to the Nominating and Corporate Governance Committee their recommendations on succession planning. The Nominating and Corporate Governance Committee will work with the Co-Chief Executive Officers to plan for CEO succession in the event of a normal retirement and in the event of an unexpected occurrence. The Nominating and Corporate Governance Committee is responsible for annually reviewing the performance of the Co-Chief Executive Officers.

11.	Securities Reports

Each director is responsible by law for filing timely reports with the SEC with respect to all changes in the beneficial ownership of Company securities. To facilitate the filing of these reports, each director executes a power of attorney authorizing the Secretary and certain other individuals to prepare and file a report on his or her behalf when so requested.

Formally approved by the Board of Directors on April 14, 2008
Subsequently amended by the Board of Directors on August 16, 2008, October 20, 2008, January 26, 2009, and
April 20, 2009.

Appendix B

THE J. M. SMUCKER COMPANY

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER
(Adopted on April 15, 2003)

The purposes of the nominating and corporate governance committee shall be to assist the Board in identifying qualified individuals to become board members and in developing and implementing corporate governance principles applicable to the Board and the Company.

Composition

The size of the committee shall be determined by the Board, provided that the committee shall always have at least three members, each of whom shall be “independent” under the rules of the New York Stock Exchange (“NYSE”).

The Board shall select committee members and the committee chair. Each committee member will serve at the pleasure of the Board for such term as the Board may decide or until such committee member is no longer a Board member.

Duties and Responsibilities

The committee has the following duties and responsibilities:

Identify New Director Candidates.  The committee shall identify and recommend individual candidates to the Board to become Board members and shall consider management and shareholder recommendations for director candidates. In recommending candidates, the committee shall consider such factors as it deems appropriate and shall recommend nominees who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment. The committee shall also refer to the Criteria for Board of Directors Candidates attached as Appendix A to this charter when reviewing potential candidates.

Evaluate Incumbent Directors.  The committee shall evaluate whether an incumbent director should be nominated for reelection to the Board upon expiration of such director’s term. The committee shall use the same factors established for new director candidates to make its evaluation and shall also take into account the incumbent director’s performance as a Board member.

Develop Corporate Governance Guidelines.  The committee shall develop and recommend to the Board corporate governance guidelines. At least annually, the committee shall (i) review those guidelines and recommend changes, if appropriate, and (ii) at least annually lead the Board in a discussion of major corporate governance issues.

Board Self-Evaluation.  The committee shall develop and recommend to the Board, for its approval, an annual self-evaluation process of the Board.

Review Possible Conflicts of Interest.  To the extent they should arise, the committee shall consider possible conflicts of interest of Board members and management and make recommendations to prevent, minimize, or eliminate such conflicts of interest.

Succession Planning.  The committee shall periodically review succession planning issues and report its findings and recommendations, if any, to the Board.

Board Reports.  At least annually, the committee shall report its activities to the Board and in such manner and at such times as the committee or the Board deems appropriate.

Director Orientation/Training.  The committee shall, as it deems appropriate, make recommendations regarding director orientation and continuing training of the Board.

Other Delegated Duties or Responsibilities.  The committee shall perform such other duties or responsibilities as the Board may from time to time delegate to it.

Meetings

The committee shall meet as frequently as necessary to carry out its responsibilities under this charter. The committee shall have the authority to delegate any of its responsibilities to subcommittees as the committee may deem appropriate. The committee chair shall conduct the meetings and shall have such other responsibilities as the committee or the Board may specify from time to time.

The committee may request any officer of the Company, or any representative of the Company’s advisors, to attend a meeting or to meet with any member or representative of the committee.

Resources and Authority

The committee shall have appropriate resources and authority to discharge its responsibilities, including funding to compensate any consultants and any independent advisors retained by the committee. The committee shall have the authority to engage search firms to assist in the identification of director candidates and the authority to set reasonable fees and other retention terms for such search firms.

Annual Review

At least annually, the committee shall review this charter, and shall evaluate its performance against the requirements of this charter. The committee shall conduct its review and evaluation in such manner as it deems appropriate.

APPENDIX A
TO THE J. M. SMUCKER COMPANY

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

CRITERIA
FOR
BOARD OF DIRECTOR CANDIDATES

•	All director candidates should be committed to the Company’s basic beliefs and shall be individuals of integrity, intelligence and strength of character;

•	Nonemployee director candidates should meet the independence requirement of the NYSE and the Company’s corporate governance guidelines to the extent necessary to ensure that a majority of the Board is independent as defined above;

•	Nonemployee director candidates should also maintain independence necessary for an unbiased evaluation of management performance;

•	Nonemployee director candidates should be able to effectively carry out responsibilities of oversight of the Company’s strategy;

•	Nonemployee directors should have either significant experience in a senior executive role with a major business organization or relevant experience from other professional backgrounds;

•	Nonemployee directors should have a working knowledge of corporate governance issues and the changing role of boards, together with a firm commitment to attend and participate in Board meetings and related Board activities; and

•	Board candidates must not have any affiliations or relationships with competitive businesses or organizations or other activities which could lead to a real or perceived conflict of interest.

All candidates will be evaluated and selected consistent with the Company’s policy of nondiscrimination.

Appendix C

THE J. M. SMUCKER COMPANY

EXECUTIVE COMPENSATION COMMITTEE CHARTER
(Adopted April 15, 2003, and Revised January 21, 2008)
(Attachment A Revised January 19, 2005)

Purposes

The primary responsibility of the executive compensation committee shall be to approve the compensation arrangements for the Company’s senior management and to periodically review the compensation paid to the Board, as such responsibilities are more specifically identified below.

Composition

The size of the committee shall be determined by the Board, provided that the committee shall always have at least three members.

Each committee member will be “independent” under the rules of the New York Stock Exchange and the Company’s corporate governance guidelines. Specifically, the members of the committee shall be independent of management and free from any relationship that, in the opinion of the Board, could interfere with the exercise of independent judgment for the purpose of determining the fairness of compensation arrangements for senior management and providing the recipients of compensation the protection afforded by such independent oversight.

The Board selects committee members and the committee chair. Each committee member will serve at the pleasure of the Board for such term as the Board may decide or until such committee member is no longer a Board member.

Duties and Responsibilities

The following are the duties and responsibilities of the committee:

1.	In consultation with senior management, the committee shall develop and implement the Company’s compensation program for executive officers, including determination of amounts paid out under the Company’s Management Incentive Program (“MIP”) and Restricted Stock program. The committee shall also review and approve any proposed employment agreement with, and any proposed severance or retention plans, consulting agreements or other agreements with any officer of the Company.

2.	The committee shall review and approve, at least annually, corporate goals and objectives relating to the compensation of the co-CEOs and the other executive officers of the Company and evaluate the co-CEOs’ performances in light of those goals and make recommendations to the Board with respect to the Company’s MIP and other equity-based plans. The committee will review and approve the compensation of the co-CEOs, the Company’s executive officers, and selected other senior managers.

3.	The committee shall review, approve, and administer, to the extent the plan contemplates administration by the committee, the Company’s equity incentive plans and grants of equity or equity-based awards, in the manner and on such terms and conditions as may be prescribed by the Company’s equity incentive plans. The committee’s administrative authority shall include the authority to approve the acquisition by the Company of shares of the Company’s stock from any plan participant.

4.	The committee shall review issues relating to management succession, as appropriate.

5.	In consultation with senior management, the committee shall oversee regulatory compliance with respect to compensation matters.

6.	The committee shall review and, as appropriate, make recommendations to the Board regarding the compensation paid to the nonemployee members of the Board. In its periodic evaluation of Board compensation, the committee will refer to the policy statement on Board compensation attached to this charter as Attachment A.

7.	The committee shall report its activities to the Board in such manner and at such times as the committee or the Board deem appropriate.

8.	The committee, with the assistance of management and any outside consultants the committee deems appropriate, shall (a) review and discuss with management the Company’s disclosures under “Compensation Discussion and Analysis,” and based on this review, make a recommendation as to whether to include it in the Company’s annual report on Form 10-K and proxy statement relating to the Company’s annual meeting of shareholders, and (b) prepare a Compensation Committee Report to be included in the Company’s proxy statement relating to the Company’s annual meeting of shareholders.

Meetings

The committee shall meet as frequently as necessary to carry out its responsibilities under this charter. The committee chair shall conduct the meetings and shall have such other responsibilities as the committee or the Board may designate from time to time.

The committee may request any officer of the Company, or any representative of the Company’s advisors, to attend a meeting or to meet with any member or representative of the committee.

Resources and Authority

The committee shall have appropriate resources and authority to discharge its responsibilities, including reasonable funding to compensate any consultants and any independent advisors retained by the committee. The committee shall have the authority to engage compensation consultants to assist in the evaluation of director or executive officer compensation and the authority to set the fees and other retention terms of such compensation consultants.

Annual Review

At least annually, the committee shall review this charter and evaluate its performance against the requirements of this charter. The committee shall conduct its review and evaluation in such manner as it deems appropriate.

ATTACHMENT A
TO THE J. M. SMUCKER COMPANY

EXECUTIVE COMPENSATION COMMITTEE CHARTER

POLICY STATEMENT
ON
BOARD OF DIRECTOR COMPENSATION

The Executive Compensation Committee of The J. M. Smucker Company is responsible for periodically, as appropriate, reviewing the compensation for Board members. Any suggested recommendations for changes shall be submitted to the full Board for review. This Policy Statement has been adopted to suggest general principles that the committee intends to follow.

1.	The committee, or a subcommittee designated by the committee, with the assistance of outside compensation experts, will periodically benchmark the compensation of directors against companies of similar size in similar industries.

2.	Director compensation should be a combination of cash and company shares and should periodically be reevaluated to determine appropriate percentages of cash and shares.

3.	A portion of the share component of compensation should be in some form of equity ownership.

4.	Directors should be able to elect to defer a portion of compensation until their Board service is completed.

5.	Directors should be reimbursed for their reasonable travel and other expenses related to Board service.

6.	The current policy encourages director participation in The J. M. Smucker Company Matching Gifts Program.

Appendix D

THE J. M. SMUCKER COMPANY

AUDIT COMMITTEE CHARTER
(Adopted April 15, 2003, and Revised on January 26, 2006)

The audit committee serves as the primary communication link between the Board of Directors as the representative of the shareholders, on the one hand, and the Company’s independent and internal auditors, on the other hand. It is responsible for providing effective oversight of the financial reporting process and the Company’s financial internal controls.

The committee shall have the following specific responsibilities:

1.	Appointment, termination, compensation, and oversight of the Company’s independent auditors and review of the services performed by them;

2.	Prior approval of all audit and non-audit services provided by the independent auditors, as well as the scope of the annual audit plan and the associated fee schedule of the independent auditors (approval of specific services may thereafter be delegated to the chair of the committee once the committee has approved the annual proposal of outside auditors);

3.	Consult with the independent auditors as necessary each year concerning:

a) their report of audit, or proposed report of audit,

b)	their accompanying management letter, if any,

c)	their written disclosures regarding the independence of the auditors, and

d)	their written report regarding the Company’s internal quality control procedures and material issues raised by such review;

4.	Consult with the independent auditors periodically throughout the year, as needed, concerning:

a)	the adequacy of the Company’s internal controls,

b)	the independent auditor’s judgment about the quality of the Company’s accounting principles as applied to its financial reporting, and

c)	any reportable matters identified during the annual audit or interim reviews;

5.	Review and approve the charter of the Company’s internal auditors, their annual internal audit plan, and summaries of their recommendations;

6.	Advise and concur with management on the organization of the internal audit function;

7.	Set clear hiring policies for employees or former employees of the independent auditors consistent with Securities and Exchange Commission (“SEC”) regulations and New York Stock Exchange (“NYSE”) listing standards;

8.	Have the opportunity on a quarterly basis to meet separately, as needed, with management, internal auditors, and independent auditors regarding audit or independent control issues and to meet with, at least annually, the Company’s outside auditors to review any audit problems the independent auditor encountered in performing its audit work and management’s response thereto which such meeting shall be outside the presence of Company management or other personnel;

9.	Review and discuss earnings press releases, as well as financial information (the chair of the committee may represent the committee for purposes of this review);

10.	Review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to filing of the quarterly reports on Form 10-Q (the chair of the committee may represent the committee for purposes of this review);

11.	Review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K, including a review of the quality of the accounting principles, the reasonableness of significant adjustments, and the clarity of the disclosures in the financial statements;

12.	Establish procedures for addressing complaints received by the Company regarding accounting, internal controls, or other auditing matters, including adequate procedures to allow for the anonymous submission of such concerns by employees of the Company;

13.	The committee shall regularly review legal and regulatory matters including compliance with the Company’s corporate securities trading policies, with the Company’s General Counsel;

14.	Prepare a Report of the Audit Committee to be included in the annual proxy statement, verifying that the annual financial statements have been reviewed by the committee with management and the independent auditors;

15.	At least annually, the committee shall discuss with senior management the Company’s major financial risk exposures and the steps Company management has taken to monitor and control such exposures;

16.	The committee shall receive reports of any violations of the Company’s Policy on Ethics and Conduct by members of the Board, senior management, or financial officers of the Company; and

17.	Conduct an annual evaluation of its performance and an annual review and update, if necessary, of the Audit Committee Charter.

The committee shall meet, in person or via telephonic meeting, at least three times each year, and shall report to the full Board with respect to its meetings. The committee will determine the date and primary purpose for each of the regular meetings of the committee from time to time.

The committee shall be comprised of no fewer than three directors. All members of the committee shall be independent of the Company’s management, shall otherwise be “independent” under the rules of the NYSE and other applicable rules and regulations, and shall be free from any relationship that, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment as a committee member and members. All committee members shall be financially literate, and at least one member shall meet the SEC’s definition of a “financial expert.” At least annually, the Board shall review and confirm the qualifications of each committee member.

No committee member may simultaneously serve on the audit committee of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such committee member to serve on the committee and the Company discloses such determination in the Company’s proxy statement.

The independent auditor is ultimately accountable to the Board and the committee. The committee shall have both the right and the obligation to consult with the Company’s independent auditors and its internal auditors outside the presence of management at such times and in such circumstances as the members of the committee shall deem necessary.

The committee shall have appropriate resources and authority to discharge its responsibilities, including appropriate funding from the Company, in such amounts as the committee deems necessary, to compensate the independent auditors and any independent advisors retained by the committee. In performing its duties, the committee is authorized to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company as the committee may deem necessary or appropriate.

Consistent with NYSE listing requirements, director’s fees shall be the sole compensation paid by the Company to committee members. For purposes of this charter, “director’s fees” includes all forms of compensation paid to directors of the Company for services as a director or member of a Board committee. The total amount and form of compensation paid to committee members shall be determined from time to time by the Board in consultation with the executive compensation committee and otherwise in accordance with any applicable Company plans or policies.

At least annually, the committee shall (a) review this charter with the Board and recommend any changes to the Board and (b) evaluate its performance against the requirements of this charter and review this evaluation with the Board. The evaluation shall include the goals and objectives of the committee for the upcoming year. The committee shall conduct its review and evaluation in such manner as it deems appropriate.

Originally adopted on April 15, 2003. Further revisions occurred on January 19, 2005, and January 26, 2006.

Appendix E

AMENDED
ARTICLES OF INCORPORATION
OF

THE J. M. SMUCKER COMPANY

FIRST.  The name of the Company is The J. M. Smucker Company.

SECOND.  The place in Ohio where its principal office is located is the City of Orrville, in Wayne County.

THIRD.  The purpose or purposes of the Company are:

(a)	To manufacture, preserve, can, pack, purchase, sell, import, export, store, hold, use, distribute, transport; and deal in and with food products, food by-products, and containers therefor;

(b)	To manufacture, to purchase, lease, or otherwise acquire, to hold and use, to sell, lease, or otherwise dispose of, and to deal in or with personal property of any description and any interest therein;

(c)	To purchase, lease, or otherwise acquire, to invest in, hold, use, and encumber, to sell, lease, exchange, transfer, or otherwise dispose of, and to construct, develop, improve, equip, maintain, and operate structures and real property of any description and any interest therein;

(d)	To borrow money, to issue, sell, and pledge its notes, bonds, and other evidences of indebtedness, to secure any of its obligations by mortgage, pledge, or deed of trust of all or any of its property, and to guarantee and secure obligations of any person, all to the extent necessary, useful, or conducive to carrying out any of the purposes of the Company;

(e)	To invest its funds in any shares or other securities of another corporation, business, or undertaking or of a government, governmental authority, or governmental subdivision; and

(f)	To do whatever is deemed necessary, useful, or conducive to carrying out any of the purposes of the Company and to exercise all other authority enjoyed by corporations generally by virtue of the provisions of Chapter 1701 of the Ohio Revised Code.

FOURTH.  The authorized number of shares of the Company is 156,000,000 consisting of 6,000,000 serial preferred shares without par value (“Serial Preferred Shares”) and 150,000,000 common shares without par value (“Common Shares”). This Article Fourth may be amended by the Board of Directors without shareholder approval as permitted by Chapter 1701 of the Ohio Revised Code; as it may be amended from time to time.

DIVISION I
Express Terms of Serial Preferred Shares

The Serial Preferred Shares may be issued ~~front~~
from
time to time in series. Each Serial Preferred Share of any one series shall be identical with each other share of the same series in all respects, except as to the date from which dividends thereon shall be cumulative; and all Serial Preferred Shares of all series shall rank equally and shall be identical, except that there may be variations in respect of the dividend rate, the dates of payment of dividends and the dates from which they are cumulative, redemption rights and price, sinking fund requirements, conversion rights, liquidation price, and restrictions on the issuance of shares of the same series or of any other class or series. Subject to the requirement that all Serial Preferred Shares shall be identical in respect of voting rights and rights of alteration of express terms, the Board of Directors, without any further action by the shareholders, may, at any time and from time to time, adopt an amendment or amendments to these Amended Articles of Incorporation, or adopt further Amended Articles of Incorporation, in respect of any Serial Preferred Shares that constitute unissued or treasury shares at the time of such adoption for the purpose of dividing any or all of such Serial Preferred Shares into such series as the Board of Directors shall determine and fix the express terms of any such series of Serial Preferred Shares, which may include statements specifying:

(a)	Dividend rights, which may be cumulative or non-cumulative, at a specified rate, amount, or proportion, with or without further participation rights, and in preference to, junior to, or on a parity in whole or in part with dividend rights of shares of any other class or series;

(b)	Redemption rights and price;

(c)	Sinking fund requirements, which may require the Company to provide a sinking fund out of earnings or otherwise for the purchase or redemption of such shares or for dividends thereon;

(d)	Voting rights, which may be full, limited or denied, except as otherwise required by law;

(e)	Conversion rights;

(f)	Liquidation rights, preferences, and price; and

(g)	Restrictions on the issuance of shares of any class or series of the Company.

DIVISION I-A
SERIES A JUNIOR PARTICIPATING PREFERRED SHARES

Section 1.  There is established hereby a series of Serial Preferred Shares that shall be designated Series A Junior Participating Preferred Shares (hereinafter sometimes called this “Series” or the “Series A Junior Participating Preferred Shares”) and that shall have the terms set forth in this Division I-A.

Section 2.  The number of shares of this Series shall be 1,500,000.

Section 3.  a. The holders of record of Series A Junior Participating Preferred Shares shall be entitled to receive, when and as declared by the Directors in accordance with the terms hereof, out of funds legally available for the purpose, cumulative quarterly dividends payable in cash on the first day of March, June, September, and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Series A Junior Participating Preferred Share or fraction of a Series A Junior Participating Preferred Share. Such quarterly dividend payments shall be in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 per share or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, plus 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions (other than a dividend payable in Common Shares, or a subdivision of the outstanding Common Shares (by reclassification or otherwise)), declared on the Common Shares since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any Series A Junior Participating Preferred Share or fraction of a Series A Junior Participating Preferred Share. In the event the Company shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

Dividends shall begin to accrue and be cumulative on outstanding Series A Junior Participating Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Series A Junior Participating Preferred Shares, unless (i) the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or (ii) the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. No dividends shall be paid upon or declared and set apart for any Series A Junior Participating Preferred Shares for any dividend period unless at the same time a dividend for the same dividend period, ratably in proportion to the respective annual dividend rates fixed therefor, shall be paid upon or declared and set apart for all Serial Preferred Shares of all series then outstanding and entitled to receive such dividend. The Directors may fix a record date for the determination of holders of Series A Junior Participating Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 40 days prior to the date fixed for the payment thereof.

Section 4.  The Series A Junior Participating Preferred Shares are not redeemable.

Section 5.  (a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company (hereinafter referred to as a “Liquidation”), no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon Liquidation) to the Series A Junior Participating Preferred Shares, unless, prior thereto, the holders of Series A Junior Participating Preferred Shares shall have received at least an amount per share equal to 100 times the then applicable Purchase Price as defined in the Rights Agreement dated as of May 20, 2009, between the Company and Computershare Trust Company, N.A., as the same may be from time to time amended in accordance with its terms (which Purchase Price is $140.00 as of May 20, 2009), subject to adjustment from time to time as provided in the Rights Agreement, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not earned or declared, to the date of such payment, provided that the holders of Series A Junior Participating Preferred Shares shall be entitled to receive at least an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Shares (the “Series A Junior Participating Preferred Shares Liquidation Preference”).

(b) In the event, however, that the net assets of the Company are not sufficient to pay in full the amount of the Series A Junior Participating Preferred Shares Liquidation Preference and the liquidation preferences of all other series of Serial Preferred Shares, if any, which rank on a parity with the Series A Junior Participating Preferred Shares as to distribution of assets in Liquidation, all shares of this Series and of such other series of Serial Preferred Shares shall share ratably in the distribution of assets (or proceeds thereof) in Liquidation in proportion to the full amounts to which they are respectively entitled.

(c) In the event the Company shall at any time declare or pay any dividend on the Common Shares payable in Common Shares, or effect a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount to which holders of Series A Junior Participating Preferred Shares were entitled immediately prior to such event pursuant to the proviso set forth in paragraph (a) above, shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

(d) The merger or consolidation of the Company into or with any other corporation, or the merger of any other corporation into it, or the sale, lease or conveyance of all or substantially all the property or business of the Company, shall not be deemed to be a Liquidation for the purpose of this Section 5.

Section 6.  The Series A Junior Participating Preferred Shares shall not be convertible into Common Shares.

DIVISION II
Express Terms of Common Shares

Section 1.  Except as expressly set forth in Section 2 of this Division II, each outstanding Common Share shall entitle the holder thereof to one vote on each matter properly submitted to the shareholders for their vote, consent, waiver, release, or other action, including any vote or consent for the election or removal of directors.

Section 2.  (a) Notwithstanding Section 1 of this Division II, each outstanding Common Share shall entitle the holder thereof to ten votes on each of the following matters properly submitted to the shareholders to the extent such matters (x) are required under the Ohio Revised Code, any provisions of these Amended Articles of Incorporation or the Regulations of the Company or applicable stock exchange rules, to be submitted to the shareholders for their vote, consent, waiver or other action or (y) are submitted or presented to the shareholders for their vote, consent waiver or other action: (1) any matter that relates to or would result in the dissolution or liquidation of the Company, whether voluntary or involuntary, and whether pursuant to Section 1701.86 or 1701.91 of the Ohio Revised Code or otherwise, (2) the adoption of any amendment to these Amended Articles of Incorporation, or the Regulations of the Company, or the adoption of Amended Articles of Incorporation, other than the adoption of any amendment or Amended Articles of Incorporation that increases the number of votes to which holders of Common Shares are entitled or expand the matters to which this Section 2(a) applies, (3) any proposal or other action to be taken by the shareholders of the Company, whether or not proposed by the shareholders of the Company, and whether proposed by authority of the Board of Directors or otherwise, relating to the Amended and Restated Rights Agreement, dated as of August 28, 2000, as it may be amended from time to time pursuant to its terms, or any successor plan, (4) any matter relating to any stock option plan, stock purchase plan, executive compensation plan, executive benefit plan, or other similar plan, arrangement or agreement, (5) adoption of any agreement or plan of or for the merger, consolidation, or majority share acquisition of the Company or any subsidiary with or into any other person, whether domestic or foreign, corporate, or noncorporate, or the authorization of the lease, sale, exchange, transfer or other disposition of all, or substantially all, of the Company’s assets, (6) any matter submitted to the shareholders pursuant to Article Fifth or Article Seventh of these Amended Articles of Incorporation, as they may be further amended, or any issuance of shares of the Company for which shareholder approval is required by applicable stock exchange rules or (7) any matter relating to the issuance of shares of the Company, or the repurchase of shares of the Company that the Board of Directors determines is required or appropriate to be submitted to the shareholders under the Ohio Revised Code or applicable stock exchange rules, except that:

(i) no holder of Common Shares shall be entitled to exercise more than one vote on any such matter in respect of any Common Share with respect to which there has been a change in beneficial ownership following the Effective Time of the Merger (as such terms are defined in the Transaction Agreement, dated as of June 4, 2008, as it may be amended from time to time (the “Transaction Agreement”), by and among The Procter & Gamble Company, The Folgers Coffee Company, Moon Merger Sub, Inc. and the Company) and during the four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any such action; and

(ii) no holder shall be entitled to exercise more than one vote on any such matter in respect of any Common Share if the aggregate voting power such holder otherwise would be entitled to exercise as of the date of such a determination (disregarding the voting power of any Common Shares held by such holder on August 20, 1985 or acquired by such holder in a transaction not involving any change in beneficial ownership by reason of Section 2(c) of this Division II) would constitute one-fifth or more of the voting power of the Company and the holders of the Common Shares have not authorized the ownership of Common Shares by such person as and to the extent contemplated by Article Seventh hereof.

(b) A change in beneficial ownership of an outstanding Common Share shall be deemed to have occurred whenever a change occurs in any person or group of persons who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or to direct the voting of such Common Share, (2) investment power, which includes the power to direct the sale or other disposition of such Common Share, (3) the right to receive or retain the proceeds of any sale or other disposition of such Common Share, or (4) the right to receive any distributions, including cash dividends, in respect of such Common Share.

(A) In the absence of proof to the contrary provided in accordance with the procedures referred to in Section 2(d) of this Division II, a change in beneficial ownership shall be deemed to have occurred whenever a Common Share is transferred of record into the name of any other person.

(B) In the case of a Common Share held of record in the name of a corporation, general partnership, limited partnership, voting trustee, bank, trust company, broker, nominee or clearing agency, if it has not been established pursuant to the procedures referred to in Section 2(d) of this Division II that there has been no change in the person or persons who direct the exercise of the rights referred to in clauses (b)(1) through (b)(4) of Section 2 of this Division II with respect to such Common Share during the period of four years immediately preceding the date on which a determination is made of the shareholders who are entitled to take any action, then a change in beneficial ownership shall be deemed to have occurred during such period.

(C) In the case of a Common Share held of record in the name of any person as a trustee, agent, guardian or custodian under the Uniform Gifts to Minors Act as in effect in any state, a change in beneficial ownership shall be deemed to have occurred whenever there is a change in the beneficiary of such trust, the principal of such agent, the ward of such guardian or the minor for whom such custodian is acting or in such trustee, agent, guardian or custodian.

(D) In the case of Common Shares beneficially owned by a person or group of persons who, after acquiring directly or indirectly the beneficial ownership of five percent of the outstanding Common Shares, failed to notify the Company of such ownership, a change in beneficial ownership of such Common Shares shall be deemed to occur on each day while such failure continues.

(c) Notwithstanding anything in this Section 2 of this Division II to the contrary, no change in beneficial ownership shall be deemed to have occurred solely as a result of:

(1) any event that occurred prior to August 20, 1985 or pursuant to the terms of any contract (other than a contract for the purchase and sale of Common Shares contemplating prompt settlement), including contracts providing for options, rights of first refusal and similar arrangements in existence on such date to which any holder of Common Shares is a party;

(2) any transfer of any interest in a Common Share pursuant to a bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for. the purpose of circumventing this Article Fourth;

(3) any change in the beneficiary of any trust, or any distribution of a Common Share from trust, by reason of the birth, death, marriage or divorce of any natural person, the adoption of any natural person prior to age 18 or the passage of a given period of time or the attainment by any natural person of a specific age, or the creation or termination of any guardianship or custodial arrangement;

(4) any appointment of a successor trustee, agent, guardian or custodian with respect to a Common Share if neither such successor has nor its predecessor had the power to vote or to dispose of such Common Share without further instructions from others;

(5) any change in the person to whom dividends or other distributions in respect of a Common Share are to be paid pursuant to the issuance or modification of a revocable dividend payment order; or

(6) any issuance of a Common Share by the Company or any transfer by the Company of a Common Share held in treasury unless otherwise determined by the Board of Directors at the time of authorizing such issuance, or transfer, including without limitation those Common Shares issued pursuant to the Transaction Agreement.

(d) For purposes of Section 2 of this Division II, all determinations concerning changes in beneficial ownership, or the absence of any such change, shall be made by the Company or, at any time when a transfer agent is acting with respect to the Common Shares, by such transfer agent on the Company’s behalf. Written procedures designed to facilitate such determinations shall be established by the Company and refined from time to time. Such procedures shall provide, among other things, the manner of proof of facts that will be accepted and the frequency with which such proof may be required to be renewed. The Company and any transfer agent shall be entitled to rely on all information concerning beneficial ownership of the Common Shares coming to their attention from any source and in any manner reasonably deemed by them to be reliable, but neither the Company nor any transfer agent shall be charged with any other knowledge concerning the beneficial ownership of the Common Shares.

(e) In the event of any stock split or stock dividend with respect to the Common Shares, each Common Share acquired by reason of such split or dividend shall be deemed to have been beneficially owned by the same person continuously from the same date as that on which beneficial ownership of the Common Share, with respect to which such Common Share was distributed, was acquired.

Section 3.  No reference to any matter in this Division II shall be deemed to entitle any shareholder of the Company the right to vote thereon, consent thereto, grant a waiver or release in respect thereof, or take any other action with respect thereto.

Section 4.  Each Common Share, whether at any particular rtime the holder thereof is entitled to exercise ten votes or one vote pursuant to Section 2 of this Division II, shall be identical to all other Common Shares in all respects, and together the Common Shares shall constitute a single class of shares of the Company.

FIFTH.  (a) Unless the conditions set forth in clauses (1) through (4) of this paragraph (a) are satisfied, the affirmative vote of the holders of 85% of all shares of the Company entitled to vote in elections of Directors, considered for the purposes of this Article Fifth as one class, shall be required for the adoption or authorization of a business combination (as hereinafter defined) with any other entity (as hereinafter defined) if, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon, the other entity is the beneficial owner, directly or indirectly, of more than 30% of the outstanding shares of the Company entitled to vote in elections of Directors, considered for the purposes of this Article Fifth as one class. The 85% voting requirement set forth in the foregoing sentence shall not be applicable if:

(1) The cash, or fair market value of other consideration, to be received per share by holders of Common Shares of the Company in the business combination is at least an amount equal to (A) the highest per share price paid by the other entity in acquiring any of its holdings of the Common Shares of the Company plus (B) the aggregate amount, if any, by which 5% per annum of the per share price exceeds the aggregate amount of all dividends paid in cash, in each case since the date on which the other entity acquired the 30% interest;

(2) After the other entity has acquired a 30% interest and prior to the consummation of the business combination: (A) the other entity shall have taken steps to ensure that the Company’s Board of Directors included at all times representation by continuing director(s) (as hereinafter defined) proportionate to the shareholdings of the public holders of Common Shares of the Company not affiliated with the other entity (with a continuing director to occupy any resulting fractional board position); (B) the other entity shall not have acquired any newly issued shares, directly or indirectly, from the Company (except upon conversion of convertible securities acquired by it prior to obtaining a 30% interest or as a result of a pro rata share dividend or share split); and (C) the other entity shall not have acquired any additional outstanding Common Shares of the Company or securities convertible into Common Shares except as a part of the transaction that resulted in the other entity’s acquiring its 30% interest;

(3) The other entity shall not have (A) received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges, or other financial assistance or tax credits provided by the Company or (B) made any major change in the Company’s business or equity capital structure without in either case the approval of at least a majority of all the directors and at least two-thirds of the continuing directors, in either case prior to the consummation of the business combination; and

(4) A proxy statement responsive to the requirements of the Securities Exchange Act of 1934 shall have been mailed to public shareholders of the Company for the purpose of soliciting shareholder approval of the business combination and shall have contained at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination that the continuing directors, or any of them, may choose to state and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the fairness (or not) of the terms of the business combination, from the point of view of the remaining public shareholders of the Company (the investment banking firm to be selected by a majority of the continuing directors and to be paid a reasonable fee for their services by the Company upon receipt of the opinion).

The provisions of this Article Fifth shall also apply to a business combination with any other entity that at any time has been the beneficial owner, directly or indirectly, of more than 30% of the outstanding shares of the Company entitled to vote in elections of Directors, considered for the purposes of this Article Fifth as one class, notwithstanding the fact that the other entity has reduced its shareholdings below 30% if, as of the record date for the determination of shareholders entitled to notice of and to vote on the business combination, the other entity is an “affiliate” of the Company (as hereinafter defined).

(b) As used in this Article Fifth, (1) the term “other entity” shall include any corporation, person, or other entity and any other entity with which it or its “affiliate” or “associate” (as defined below) has any agreement, arrangement, or understanding, directly or indirectly, for the purpose of acquiring, holding, voting, or disposing of shares of the Company, or that is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, together with the successors and assigns of those persons in any transaction or series of transactions not involving a public offering of the Company’s shares within the meaning of the Securities Act of 1933; (2) another entity shall be deemed to be the beneficial owner of any shares of the Company that the other entity (as defined above) has the right to acquire pursuant to any agreement or upon exercise of conversion rights, warrants, or options, or otherwise; (3) the outstanding shares of any class of the Company shall include shares deemed owned through application of clause (2) above but shall not include any other shares that may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants, or options, or otherwise; (4) the term “business combination” shall include (A) the sale, exchange, lease, transfer, or other disposition by the Company of all, or substantially all, of its assets or business to any other entity, (B) the consolidation of the Company with or its merger into any other entity, (C) the merger into the Company of any other entity, and (D) a “combination” or “majority share acquisition” in which the Company is the “acquiring corporation” (as those terms are defined in Section 1701.01 of the Ohio Revised Code or any similar provision hereafter enacted) and its voting shares are issued or transferred to any other entity or to shareholders of any other entity, and the term “business combination” shall also include any agreement, contract, or other arrangement with another entity providing for any of the transactions described in (A) through (D) of this clause (4); (5) the term “continuing director” shall mean either a person who was a member of the Board of Directors of the Company elected by the public shareholders prior to the time when the other entity acquired in excess of 5% of the shares of the Company entitled to vote in the election of Directors, considered for the purposes of this Article Fifth as one class, or a person recommended to succeed a continuing director or by a majority of the continuing directors; and (6), for the purposes of clause (a)(1) of this Article Fifth, the term “other consideration to be received” shall mean Common Shares of the Company retained by its existing public shareholders in the event of a business combination with the other entity in which the Company is the surviving corporation.

(c) A majority of the continuing directors shall have the power and duty to determine for the purposes of this Article Fifth, on the basis of information known to them, whether (1) the other entity beneficially owns more than 30% of the outstanding shares of the Company entitled to vote in the election of Directors, (2) another entity is an “affiliate” or “associate” (as defined above) of another, or (3) another entity has an agreement, arrangement, or understanding with another.

(d) No amendment to the Articles of Incorporation of the Company shall amend; alter, change, or repeal any of the provisions of this Article Fifth unless the amendment effecting such amendment, alteration, change, or repeal receives the affirmative vote of the holders of 85% of all shares of the Company entitled to vote in the election of Directors, considered for the purposes of this Article Fifth as one class, except that this paragraph (d) shall not apply to, and the 85% vote shall not be required for, any amendment, alteration, change, or repeal recommended to the shareholders by the Board of Directors of the Company if the recommendation has been approved by at least a majority of all of the directors and by at least two-thirds of the continuing directors.

(e) Nothing contained in this Article Fifth shall be construed to relieve any other entity from any fiduciary obligation imposed by law.

SIXTH.  Section 1701.831 of the Ohio Revised Code shall not apply to “control share acquisitions” of shares of the Company so long as Article Seventh hereof is in effect.

SEVENTH.  The Control Share Acquisition provisions applicable to the shares of the Company, in lieu of those contained in Section 1701.831 of the Ohio Revised Code, are set forth in this Article Seventh.

(A) As used in this Article Seventh:

(1) (a) “Control Share Acquisition” means the acquisition, directly or indirectly, by any Person (as hereinafter defined) of shares of the Company (other than in accordance with the provisions of paragraph (1)(b) of this Section (A)) that, when added to all other shares of the Company in respect of which that person, directly or indirectly, may exercise or direct the exercise of voting power as provided herein, would entitle such Person, immediately after the acquisition, directly or indirectly, to exercise or direct the exercise of the voting power in the election of Directors of the Company of a number of the outstanding shares of the Company (as distinguished from the number of votes to which the holder of such shares is entitled) within any of the following ranges (each a “Range”):

(i) One-fifth or more but less than one-third of such outstanding shares,

(ii) One-third or more but less than a majority of such outstanding shares, and

(iii) A majority or more of such outstanding shares.

For the purposes of this definition, a bank, broker, nominee, trustee, or other person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing this Article Seventh shall, however, be deemed to have voting power only of shares in respect of which that person would be able to exercise or direct the exercise of votes without further instruction from others on the proposed Control Share Acquisition at the meeting of shareholders called under this Article Seventh.

(b) The acquisition of any shares of the Company does not constitute a Control Share Acquisition for the purposes of this Article Seventh if the acquisition is consummated:

(i) Prior to August 28, 1991;

(ii) Pursuant to a contract existing prior to August 28, 1991;

(iii) Under such circumstances that the acquisition does not result in the Person’s being entitled, immediately thereafter and for the first time, to exercise or direct the exercise of voting power in the election of Directors of a number of outstanding shares within the Range of one-fifth or more but less than one-third of such outstanding shares or within a Range higher than the Range applicable prior to the acquisition;

(iv) By bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift that is made in good faith and not for the purpose of circumventing this Article Seventh;

(v) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing this Article Seventh; or

(vi) Pursuant to a merger, consolidation, combination, or majority share acquisition adopted or authorized by shareholder vote in compliance with the provisions of Section 1701.78 or 1701.79 of the Ohio Revised Code if the Company is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in a combination or majority share acquisition.

The acquisition by any Person of shares of the Company in a manner described under this paragraph (1)(b) of this Section (A) shall be deemed a Control Share Acquisition authorized pursuant to this Article Seventh within the Range applicable after the acquisition, provided, in the case of an acquisition in a manner described under clause (1)(b)(iv) or (v) of this Section (A), the transferor of shares to that Person had previously obtained any authorization of shareholders required under this Article Seventh or under Section 1701.831 of the Ohio Revised Code in connection with that transferor’s acquisition of shares of the Company.

(c) The acquisition of shares of the Company in good faith and not for the purpose of circumventing this Article Seventh from any Person whose Control Share Acquisition had previously been authorized by shareholders, or from any Person whose previous acquisition of shares would have constituted a Control Share Acquisition but for paragraph (1)(b) of this Section (A), does not constitute a Control Share Acquisition unless that acquisition entitles the acquiring Person, directly or indirectly, to exercise or direct the exercise of voting power in the election of Directors of the Company of a number of shares in excess of the Range authorized by the shareholders or defined to be authorized under paragraph (1)(b) of this Section (A).

(2) “Person” includes, without limitation, a natural person, a corporation (whether nonprofit or for profit), a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

(3) “Acquiring Person” means any Person who has delivered an Acquiring Person Statement to the Company pursuant to Section (B) of this Article Seventh.

(4) “Acquiring Person Statement” means a written statement that complies with Section (B) of this Article Seventh.

(5) “Interested Shares” means the shares of the Company in respect of which any of the following persons may exercise or direct the exercise of the voting power of the Company in the election of Directors;

(a) An Acquiring Person;

(b) Any officer of the Company elected or appointed by the Directors, provided, however, that shares which, as of the record date of any special meeting held pursuant to this Article Seventh, have been owned beneficially by such person for four or more years shall not be deemed to be “Interested Shares” for purposes of any vote at such meeting;

(c) Any employee of the Company who is also a Director, provided, however, that shares which, as of the record date of any special meeting held pursuant to this Article Seventh, have been owned beneficially by such person for four or more years shall not be deemed to be “Interested Shares” for purposes of any vote at such meeting; and

(d) Any Person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed Control Share Acquisition of the Company or any proposed merger, consolidation, or other transaction that would result in a change in control of the Company or all or substantially all of its assets, and ending on the record date established by the directors pursuant to Section 1701.45 of the Ohio Revised Code and Section (D) of this Article Seventh, if either of the following applies:

(i)	The aggregate consideration paid or given by the Person who acquired the shares, and any other Persons acting in concert with the Person, for all such shares exceeds two hundred fifty thousand dollars;

(ii) The number of shares acquired by the Person who acquired the shares, and any other Persons acting’ in concert with the Person, exceeds one-half of one per cent of the outstanding shares of the Company entitled to vote in the election of Directors.

(e) Any Person that transfers such shares for valuable consideration after the record date described in paragraph 5(d) of this Section (~~D~~A) as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

(2) If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this Article Seventh that can be given effect without the invalid or illegal provision, and the parts and applications of this Article Seventh are severable.

(B) Any Person who proposes to make a Control Share Acquisition, or seeks to exercise one-fifth or more of the voting power of the Company under paragraph (a) of Division II of Article Fourth hereof, shall deliver an Acquiring Person Statement to the Company’s principal executive offices. The Acquiring Person Statement shall set forth all of the following to the extent appropriate to the authorization such Person is seeking:

(1) The identity of the Acquiring Person;

(2) A statement that the Acquiring Person Statement is given pursuant to this Article Seventh;

(3) The number and class of shares of the Company owned, directly or indirectly, by the Acquiring Person and the date or dates when such shares were acquired;

(4) The Range under which the proposed Control Share Acquisition would; if consummated, fall;

(5) A description in reasonable detail of the terms of the proposed Control Share Acquisition; and

(6) Representations of the Acquiring Person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed Control Share Acquisition, if consummated, will not be contrary to law and that the Acquiring Person has the financial capacity to make the proposed Control Share Acquisition.

(C) Within ten days after receipt of an Acquiring Person Statement that complies with Section (B) of this Article Seventh, the Directors of the Company shall call a special meeting of shareholders of the Company for the purpose of voting on the proposed Control Share Acquisition. Unless the Acquiring Person agrees in writing to another date, the special meeting of shareholders shall be held within fifty days after receipt by the Company of the Acquiring Person Statement. If the Acquiring Person so requests in writing at the time of delivery of the Acquiring Person Statement, the special meeting shall be held no sooner than thirty days after receipt by the Company of the Acquiring Person Statement. The special meeting of shareholders shall not be held later than any other special meeting that is called, after receipt by the Company of the Acquiring Person Statement, in compliance with Section 1701.76, 1701.78, 1701.79 or 1701.83 of the Ohio Revised Code or this Article Seventh.

(D) Notice of the special meeting of shareholders shall be given, as promptly as reasonably practicable, to all shareholders of record, whether or not entitled to vote thereat, as of the record date fixed for the meeting. The notice shall include or be accompanied by the following:

(1) A copy of the Acquiring Person Statement delivered to the Company pursuant to this Article Seventh; and

(2) A statement by the Company, authorized by its Directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed Control Share Acquisition.

(E) The Acquiring Person may make the proposed Control Share Acquisition if both of the following occur:

(1) The shareholders of the Company who hold shares entitling them to vote in the election of Directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of the Company in the election of Directors represented at such meeting in person or by proxy and a majority of the portion of such voting power excluding the voting power of Interested Shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at such meeting if at least a majority of the voting power of the Company in the election of Directors is represented at the meeting in person or by proxy.

(2) The acquisition is consummated, in accordance with the terms so authorized, not later than three hundred sixty days following shareholder authorization of the Control Share Acquisition.

(F) As provided in Section 1701.48 of the Ohio Revised Code, no proxy appointed by or in connection with a shareholder authorization of a Control Share Acquisition is valid if it (1) provides that it is irrevocable or (2) is sought, appointed, and received other than (a) in accordance with all applicable requirements of the laws of the State of Ohio and of the United States and (b) separate and apart from the sale or purchase, contract or tender for sale or purchase, or request or invitation for tender for sale of purchase, of shares of the Company.

(G) Shares acquired in violation of this Article Seventh shall be subject to restrictions on transfer of such shares and such other provisions as may be contained in the Regulations of the Company.

EIGHTH.  No holder of shares of the Company of any class, as such, shall have any pre-emptive right to purchase or subscribe for shares of the Company, of any class, or other securities of the Company, of any class, whether now or hereafter authorized.
No holder of shares of the Company of any class, as such, shall have any right to cumulate the voting power in respect of those shares in the election of Directors, and the right to cumulate the voting power of the holder as provided in Section 1701.55 of the Ohio Revised Code is hereby specifically denied to all holders of shares of any class of the Company
.

NINTH.
  Subject to the last sentence of this Article NINTH, in an election of Directors, a candidate shall be elected only if the votes cast for the candidate exceed the votes cast against the candidate. Abstentions shall not be counted as votes cast for or against a candidate. Notwithstanding the foregoing, if the Directors determine that the number of candidates exceeds the number of Directors to be elected, then in that election, the nominees receiving the greatest number of votes shall be elected
.

~~NINTH~~
TENTH
.  The Company, by action of its directors and without action by its shareholders, may purchase its own shares in accordance with the provisions of Chapter 1701 of the Ohio Revised Code. Such purchases may be made either in the open market or at public or private sale, in such manner and amounts of any one class or any combination of classes, from such holder or holders of outstanding shares of the Company, and at such prices as the directors shall from time to time determine without regard to differences among the classes in price and other terms under which shares may be purchased or in relative number of shares that may be available for purchase.

~~TENTH~~
ELEVENTH
.  These Amended Articles of Incorporation supersede the existing Amended Articles of Incorporation of the Company.

Appendix F

Article VIII to the Company’s Amended Regulations

If Proposal 5 is approved, a new Article VIII will be added to the Company’s Amended Regulations as follows:

“ARTICLE VIII

AMENDMENT OF REGULATIONS

These Regulations may be amended (a) by the affirmative vote of the shareholders of record entitled to exercise a majority of the voting power on such proposal or (b) to the extent permitted by Chapter 1701 of the Ohio General Corporation Law, by the Board of Directors.”

F-1

DIRECTIONS TO THE ANNUAL MEETING

O.A.R.D.C.
FISHER AUDITORIUM
1680 MADISON AVENUE
WOOSTER, OH 44691

FROM WEST CLEVELAND:

Route 71 South to Route 83 South to Route 30 West. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM EAST CLEVELAND & AKRON:

Route 77 South to Route 21 South to Route 585 West to Route 3 / 83 South to Route 30 West. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM CANTON:

Route 30 West, take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM COLUMBUS / MANSFIELD:

Route 71 North to Route 30 East. Take the Route 302 (Madison Avenue) exit and turn left onto Madison Avenue to O.A.R.D.C. FISHER AUDITORIUM.

FROM I-71
3
83
NORTH
FROM ROUTE 21
585
AKRON ROAD
CLEVELAND ROAD
BURBANK ROAD
WAYNE
COLLEGE OF WOOSTER
QUINBY
BEVER
BOWMAN
CITY OF WOOSTER
FROM CANTON
30
MARKET
COURTHOUSE
LIBERTY
302
FROM I-71
MADISON
SECREST
250
O.A.R.D.C. FISHER AUDITORIUM
FROM NEW PHILADELPHIA
FROM MILLERSBURG

THE J. M. SMUCKER COMPANY
LETTER TO ALL PARTICIPANTS IN: THE J. M. SMUCKER COMPANY EMPLOYEE STOCK
OWNERSHIP PLAN AND TRUST, THE J. M. SMUCKER COMPANY EMPLOYEE SAVINGS PLAN,
AND THE J. M. SMUCKER COMPANY ORRVILLE REPRESENTED EMPLOYEE SAVINGS PLAN
Enclosed are materials relating to the Annual Meeting of Shareholders of The J. M. Smucker Company (“the Company”), which will be held on August 19, 2009. You are receiving these materials because you were a participant in one or more of the benefit plans listed above as of the June 23, 2009 record date. As a participant in one of the plans, you are also a beneficial owner of common shares of the Company that are held in the plans. As a beneficial owner, you are entitled to direct the trustee under each of the plans on how to vote those shares with respect to issues being submitted to the shareholders at the Company’s Annual Meeting. The trustee of The J. M. Smucker Company Employee Stock Ownership Plan and Trust is SEI Private Trust Company. The trustee of The J. M. Smucker Company Employee Savings Plan and The J. M. Smucker Company Orrville Represented Employee Savings Plan is Fidelity Management Trust Company.
The purpose of this letter is to give you information on how to provide voting direction to the trustee on shares allocated to your account under one or more of the plans. The letter also discusses a right that you have under the plans to provide direction to the trustee on how certain other shares should be voted that are allocated to other participants, but are not voted, or which are not yet allocated to anyone. The letter also outlines what it means if you exercise your right with respect to those other shares. Before making a decision on how to instruct the trustee, you should carefully read this letter and the enclosed materials.
HOW DO I PROVIDE DIRECTION TO THE TRUSTEE?
As a participant in one or more of the plans referenced at the top of this letter, you may direct the trustee how to vote all shares allocated to your account. You may also direct the trustee how to vote the following other plan shares:
•	Shares allocated to the accounts of other participants who do not themselves provide direction to the trustee on how to vote those shares (these are “Non-directed Shares”); and

•	If you are a participant in the Employee Stock Ownership Plan (“ESOP”), shares in that plan that have not been allocated to participants (these are “Unallocated Shares”).
If you do not direct the trustee how to vote the shares which are allocated to your account, those shares will be voted by the trustee in accordance with the direction of other participants.
The trustee will vote shares under a particular plan based upon the direction of participants in the plan who timely return voting instruction cards like the one that is enclosed. If you are a participant in more than one plan, you will receive one voting instruction card listing the shares for all plans in which you participate.
To direct the trustee how to vote shares allocated to your account under the plan or plans in which you participate, simply mark your choices on the back of the enclosed voting instruction card. With respect to Non-directed Shares and Unallocated Shares, you may, by marking the appropriate square on the back of the card, direct the trustee to either:
012KOG

•	Vote a portion of the Non-directed Shares and Unallocated Shares under a plan the same way you directed the trustee to vote your allocated shares;

•	Not to vote Non-directed Shares and Unallocated Shares pursuant to your direction because you do not wish to undertake the fiduciary duties described below which arise from that direction; or

•	Vote the Non-directed Shares and Unallocated Shares differently than your allocated shares, in which case you should also contact the transfer agent, Computershare Investor Services, at (440) 239-7350 to obtain another voting instruction card for that purpose.
If you elect to direct the trustee how to vote your allocated shares and/or the Non-directed Shares and Unallocated Shares, you must follow the voting instructions summarized on the voting instruction card. In order for the trustee to be able to vote the shares at the Annual Meeting, the trustee must receive your voting instructions by the deadline indicated on the voting instruction card.
Your decision whether or not to direct the trustee to vote shares in the plans will be treated confidentially by the trustee and will not be disclosed to the Company or any of its employees, officers, or directors.
VOTING RIGHTS OF SHARES
The Company’s Amended Articles of Incorporation provide generally that each common share will entitle the holder to one vote on each matter properly submitted to shareholders, except for certain matters listed in the Amended Articles of Incorporation. On those listed matters, shareholders are entitled to exercise ten-votes-per-share unless there has been a change in beneficial ownership of the common share after November 6, 2008. In the event of a change in beneficial ownership, the new owner of that common share will be entitled to only one vote with respect to that common share on all matters until four years pass without a further change in beneficial ownership of the share. The ten-votes-per-share provisions apply to: Proposal 3, Adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in director elections; Proposal 4, Adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3); and Proposal 5, Adoption of an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Amended Regulations to the extent permitted by law.
FIDUCIARY STATUS
Each plan participant is a “named fiduciary” (as defined in Section 402 (a) (2) of the Employee Retirement Income Security Act of 1974, as amended) with respect to a decision to direct the trustee how to vote the shares allocated to his or her account. Individuals considered to be named fiduciaries are required to act prudently, solely in the interest of the participants and beneficiaries of the plans, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plans. A named fiduciary may be subject to liability for his or her actions as a fiduciary. By signing, dating, and returning the enclosed voting instruction card, or submitting your vote online, you are accepting your designation under the plans as a named fiduciary. You should, therefore, exercise your voting rights prudently. You should mark, date, sign, and return the voting instruction card, or submit your vote online, only if you are willing to act as a named fiduciary.
If you direct the trustee how to vote Non-directed Shares and Unallocated Shares, you will be named fiduciary with respect to that decision also. You are similarly required to act prudently, solely in the interest of the participants and beneficiaries of the plan, and for the exclusive purpose of providing benefits to participants and beneficiaries of the plan in giving direction on Non-directed Shares, if you choose to do so.
All questions and requests for assistance should be directed to the Company’s Shareholder Services department at (330) 684-3838.

PLEASE REFER TO THE REVERSE
SIDE FOR INTERNET AND TELEPHONE
VOTING INSTRUCTIONS.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X
The Board of Directors recommends a vote FOR the following proposals:
A	Company Proposals
1. Election of Directors to the class whose term of office will expire in 2012

	For	Against	Abstain
01 - Paul J. Dolan	☐	☐	☐

04 - Alex Shumate	☐	☐	☐

	For	Against	Abstain
02 - Nancy Lopez Knight	☐	☐	☐

05 - Timothy P. Smucker	☐	☐	☐

	For	Against	Abstain
03 - Gary A. Oatey	☐	☐	☐

	For	Against	Abstain
2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year	☐	☐	☐

4. Adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3)
	☐	☐	☐

	For	Against	Abstain
3. Adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in director elections	☐	☐	☐

5. Adoption of an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Amended Regulations to the extent permitted by law	☐	☐	☐

Instructions Regarding Non-directed and/or Unallocated Shares (Select only one of the following options)

I wish to vote Non-directed and/or Unallocated Shares under the Plan in the same way as my Allocated Shares.	☐

I do not wish to vote Non-directed Shares or Unallocated Shares.	☐

I wish to vote Non-directed or Unallocated Shares differently from my Allocated Shares and will call the Transfer Agent at 440-239-7350 to request a separate card for that purpose.	☐

B	Authorized Signatures — This section must be completed for your instructions to be executed.

NOTE: Please sign your name EXACTLY as your name appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /

Proxy — THE J. M. SMUCKER COMPANY

VOTING INSTRUCTIONS
TO:
SEI Private Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Stock Ownership Plan and Trust (the “Plan”)
AND TO:
Fidelity Management Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Savings Plan, and
The J. M. Smucker Company Orrville Represented Employee Savings Plan
(each referred to hereinafter as the “Plan”)
I, the authorized party as herein noted, as a Participant in or a Beneficiary of one or more of the above-referenced Plans, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the Plan(s), all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan(s) (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 19, 2009.
In addition to voting your Allocated Shares you may also use this card to vote Unallocated Shares held in the ESOP Suspense Account (“Unallocated Shares”), if applicable, and/or non-directed shares held in the savings plans as determined in accordance with the terms of the Plan(s) (“Non-directed Shares”). For more information concerning voting Unallocated Shares and Non-directed Shares, please refer to the reverse side of this card and the enclosed instructions.
The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 12:01 a.m., Eastern Daylight Time, August 14, 2009 in accordance with the Plan(s).
When properly executed, this voting instruction card will be voted in the manner directed. If properly executed, but if no direction is given, this voting instruction card will be voted FOR all Proposals and for Allocated Shares only.
Please mark, date, sign, and return this voting instruction card promptly, using the enclosed envelope. No postage is required if mailed in the United States.
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.
•	Go to the following web site: www.investorvote.com

•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:01 a.m., Eastern Daylight Time, on August 14, 2009.
THANK YOU FOR VOTING

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X
The Board of Directors recommends a vote FOR the following proposals:
A	Company Proposals
1. Election of Directors to the class whose term of office will expire in 2012

	For	Against	Abstain
01 - Paul J. Dolan	☐	☐	☐

04 - Alex Shumate	☐	☐	☐

	For	Against	Abstain
02 - Nancy Lopez Knight	☐	☐	☐

05 - Timothy P. Smucker	☐	☐	☐

	For	Against	Abstain
03 - Gary A. Oatey	☐	☐	☐

	For	Against	Abstain
2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year	☐	☐	☐

4. Adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3)
	☐	☐	☐

	For	Against	Abstain
3. Adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in director elections	☐	☐	☐

5. Adoption of an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Amended Regulations to the extent permitted by law	☐	☐	☐

Instructions Regarding Non-directed and/or Unallocated Shares (Select only one of the following options)

I wish to vote Non-directed and/or Unallocated Shares under the Plan in the same way as my Allocated Shares.	☐

I do not wish to vote Non-directed Shares or Unallocated Shares.	☐

I wish to vote Non-directed or Unallocated Shares differently from my Allocated Shares and will call the Transfer Agent at 440-239-7350 to request a separate card for that purpose.	☐

B	Authorized Signatures — This section must be completed for your instructions to be executed.

NOTE: Please sign your name EXACTLY as your name appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.
/ /

Proxy — THE J. M. SMUCKER COMPANY

VOTING INSTRUCTIONS
TO:
SEI Private Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Stock Ownership Plan and Trust (the “Plan”)
AND TO:
Fidelity Management Trust Company, Trustee (the “Trustee”) under
The J. M. Smucker Company Employee Savings Plan, and
The J. M. Smucker Company Orrville Represented Employee Savings Plan
(each referred to hereinafter as the “Plan”)
I, the authorized party as herein noted, as a Participant in or a Beneficiary of one or more of the above-referenced Plans, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my confidential instructions on the reverse and the provisions of the Plan(s), all common shares of The J. M. Smucker Company (the “Company”) allocated to my account under the Plan(s) (“Allocated Shares”) as of the record date for the Annual Meeting of Shareholders of the Company to be held on August 19, 2009.
In addition to voting your Allocated Shares you may also use this card to vote Unallocated Shares held in the ESOP Suspense Account (“Unallocated Shares”), if applicable, and/or non-directed shares held in the savings plans as determined in accordance with the terms of the Plan(s) (“Non-directed Shares”). For more information concerning voting Unallocated Shares and Non-directed Shares, please refer to the reverse side of this card and the enclosed instructions.
The Trustee will vote any shares allocated to your account for which timely instructions are received from you by 12:01 a.m., Eastern Daylight Time, August 14, 2009 in accordance with the Plan(s).
When properly executed, this voting instruction card will be voted in the manner directed. If properly executed, but if no direction is given, this voting instruction card will be voted FOR all Proposals and for Allocated Shares only.
Please mark, date, sign, and return this voting instruction card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

THE J.M. SMUCKER COMPANY
ANNUAL MEETING FOR HOLDERS AS OF 06/23/09
TO BE HELD ON 08/19/09
Your vote is important. Thank you for voting.
To vote by Internet
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Go to website www.proxyvote.com.
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the voting instruction form below at hand.
2)	Call 1-800-454-8683.
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the voting instruction form below.
3)	Sign and date the voting instruction form.
4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M15670-P82219

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting. The following material is available at www.proxyvote.com. Notice and Proxy Statement, Annual Report and Form 10-K

The Board of Directors recommends that you vote FOR the following:

A Company Proposals

1.	Election of Directors to the class whose term of office will expire in 2012.	For	Against	Abstain

	1a. Paul J. Dolan	☐	☐	☐
	1b. Nancy Lopez Knight	☐	☐	☐
	1c. Gary A. Oatey	☐	☐	☐
	1d. Alex Shumate	☐	☐	☐
	1e. Timothy P. Smucker	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year	☐	☐	☐

3.	Adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in director elections	☐	☐	☐

4.
Adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3)
		☐	☐	☐

	PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON	☐

		For	Against	Abstain

5.	Adoption of an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Amended Regulations to the extent permitted by law	☐	☐	☐

Certification of Ten-Vote Shares
The ten-votes-per-share provisions stated in The J. M. Smucker Company’s Amended Articles of Incorporation apply to Proposals 3, 4, and 5 on this voting form. In order to exercise the ten-votes-per-share provision, please complete the information below. Should you choose not to provide the information below, all shares represented will be counted as one-vote-per-share.

Of the shares you are entitled to vote, the number of Smucker common shares beneficially owned by you as of November 6, 2008, and for which there has not been a change in beneficial ownership after November 6, 2008.

shares		☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN ON LINE]	Date	Signature [Joint Owners]	Date

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X
The Board of Directors recommends a vote FOR the following Company proposals:
A	Company Proposals
1. Election of Directors to the class whose term of office will expire in 2012

	For	Against	Abstain
01 - Paul J. Dolan	☐	☐	☐

04 - Alex Shumate	☐	☐	☐

	For	Against	Abstain
02 - Nancy Lopez Knight	☐	☐	☐

05 - Timothy P. Smucker	☐	☐	☐

	For	Against	Abstain
03 - Gary A. Oatey	☐	☐	☐

	For	Against	Abstain
2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year	☐	☐	☐

4. Adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3)
	☐	☐	☐

	For	Against	Abstain
3. Adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in director elections	☐	☐	☐

5. Adoption of an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Amended Regulations to the extent permitted by law	☐	☐	☐

Certification of Ten-Vote Shares
The ten-votes-per-share provisions stated in The J.M. Smucker Company’s Amended Articles of Incorporation apply to Proposals 3, 4 and 5 on this voting form. In order to exercise the ten-votes-per-share provision, please complete the information below. Should you choose not to provide the information below, all shares represented will be counted as one-vote-per-share.
Of the shares you are entitled to vote, the number of Smucker common shares beneficially owned by you as of November 6, 2008, and for which there has not been a change in beneficial ownership after November 6, 2008. _________________
B	Authorized Signatures — This section must be completed for your instructions to be executed.

NOTE: Please sign your name EXACTLY as your name appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY
Strawberry Lane, Orrville, Ohio 44667-0280
Solicited by the Board of Directors for the Annual Meeting of Shareholders on August 19, 2009
The authorized party as herein noted (the “Authorized Party”) hereby appoints Timothy P. Smucker, Richard K. Smucker, and Jeannette L. Knudsen, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the Authorized Party is entitled to vote at the Annual Meeting of Shareholders of The J. M. Smucker Company (“Company”) to be held on August 19, 2009, or at any adjournment or adjournments, and any postponement or postponements thereof.
When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted FOR all Proposals.
Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.

PLEASE REFER TO THE REVERSE
SIDE FOR INTERNET AND TELEPHONE
VOTING INSTRUCTIONS.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X
The Board of Directors recommends a vote FOR the following Company proposals:
A	Company Proposals
1. Election of Directors to the class whose term of office will expire in 2012

	For	Against	Abstain
01 - Paul J. Dolan	☐	☐	☐

04 - Alex Shumate	☐	☐	☐

	For	Against	Abstain
02 - Nancy Lopez Knight	☐	☐	☐

05 - Timothy P. Smucker	☐	☐	☐

	For	Against	Abstain
03 - Gary A. Oatey	☐	☐	☐

	For	Against	Abstain
2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year	☐	☐	☐

4. Adoption of an amendment to the Company’s Amended Articles of Incorporation to require majority voting in uncontested director elections (implementation of this Proposal 4 is conditioned upon approval of Proposal 3)
	☐	☐	☐

	For	Against	Abstain
3. Adoption of an amendment to the Company’s Amended Articles of Incorporation to eliminate cumulative voting in director elections	☐	☐	☐

5. Adoption of an amendment to the Company’s Amended Regulations to allow the Board of Directors to amend the Amended Regulations to the extent permitted by law	☐	☐	☐
Will Attend
Will attend meeting/number attending _______			☐

Change of Address — Please print new address below.

B	Authorized Signatures — This section must be completed for your instructions to be executed.

NOTE: Please sign your name EXACTLY as your name appears on this proxy. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

Proxy — THE J. M. SMUCKER COMPANY

THE J. M. SMUCKER COMPANY
Strawberry Lane, Orrville, Ohio 44667-0280
Solicited by the Board of Directors for the Annual Meeting of Shareholders on August 19, 2009
The authorized party as herein noted (the “Authorized Party”) hereby appoints Timothy P. Smucker, Richard K. Smucker, and Jeannette L. Knudsen, or any one of them, proxies with full power of substitution to vote, as designated on the reverse side, all common shares that the Authorized Party is entitled to vote at the Annual Meeting of Shareholders of The J. M. Smucker Company (“Company”) to be held on August 19, 2009, or at any adjournment or adjournments, and any postponement or postponements thereof.
When properly executed, this proxy will be voted in the manner directed. If properly executed, but if no direction is given, this proxy will be voted FOR all Proposals.
Please mark, date, sign, and return this proxy card promptly, using the enclosed envelope. No postage is required if mailed in the United States.
If you plan to attend the meeting, please mark the indicated box on the other side of this proxy card.
ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS
If you are a registered shareholder and received the Company’s annual report and proxy statement by mail, the Company encourages you to conserve natural resources, as well as reduce printing and mailing costs, by signing up to receive your shareholder communications for the Company electronically. Through participation in the eTree program sponsored by Computershare, the Company will have a tree planted on your behalf if you elect to receive your shareholder materials and documents electronically. The tree will be planted through American Forests, a leading conservation organization, to support revegetation and reforestation efforts in the United States. You will receive your shareholder information faster and will be able to access your documents, reports and information on-line at Investor Centre on Computershare’s website. Access www.eTree.com/smucker to enroll in electronic communications. With your consent, the Company will stop mailing paper copies of these documents and will notify you by e-mail when the documents are available to you, where to find them, and how to quickly submit your vote on-line. Your electronic delivery will be effective until you cancel it.
Please note that although there is no charge for accessing the Company’s annual meeting materials on-line, you may incur costs from service providers such as your Internet access provider and your telephone company. If you have any questions or need assistance, please call 1-800-456-1169 (within the U.S., Puerto Rico and Canada) or 312-360-5254 (outside the U.S., Puerto Rico and Canada).
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.
•	Go to the following web site: www.investorvote.com

•	Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:01 a.m., Eastern Daylight Time, on August 19, 2009.
THANK YOU FOR VOTING